When Recorded, Return to: Greg R. Nielsen, Esq.
                          Snell & Wilmer
                          3100 Valley Bank Center
                          Phoenix, Arizona 85073

        CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 1 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY
INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF
DECEMBER  15,  1986.   THIS   FACILIY LEASE  HAS  BEEN  EXECUTED  IN  SEVERAL
COUNTERPARTS. SEE SECTION 22(e) OF THIS AMENDMENT NO1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

      THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 FACILITY LEASE

                            Dated as of August 12, 1986

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
                        not in its individual capacity ,a
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                               of August 12, 1986,
                        with Burnham Leasing Corporation,

                                     Lessor

                                      and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

                   Sale and Leaseback of an Undivided Interest
               in Palo Verde Nuclear Generating Station Unit 2 and
                            an Undivided Interest in
                           Certain Common Facilities
================================================================================

6091.BURNHAM.1106.47:1

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SECTION 1         Definitions............................................  1

SECTION 2         Lease of Undivided
                  Interest; Term; Personal
                  Property...............................................  1

           a      Lease of Undivided
                  Interest...............................................  1

           b      Term...................................................  1

           c      Personal Property......................................  2

           d      Description............................................  2

SECTION 3         Rent; Adjustments to
                  Rent...................................................  2

           a      Basic Rent.............................................  2

           b      Supplement Rent........................................  3

           c      Form of Payment........................................  4

           d      Adjustments to Rent....................................  4

           e      Further Adjustments....................................  5

           f      Computation of
                  Adjustments............................................  6

           g      Sufficiency of Basic
                  Rent and Supplemental
                  Rent...................................................  7

SECTION 4         Net Lease..............................................  8


                                     --i--
6091.BURNHAM.1106.47:1

                                                                        Page
                                                                        ----

SECTION 5         Return of the Undivided
                  Interest............................................... 11

           a      Return of the Undivided
                  Interest............................................... 11

           b      Disposition Services................................... 12

SECTION 6         Warranty of the Lessor................................. 13

           a      Quiet Enjoyment........................................ 13

           b      Disclaimer of Other
                  Warranties............................................. 13

           c      Enforcement of Certain
                  Warranties............................................. 14

SECTION 7         Liens  ................................................ 15

SECTION 8         Operation and Maintenance;
                  Capital Improvements................................... 15

           a      Operation and
                  Maintenance............................................ 15

           b      Inspection............................................. 16

           c      Capital Improvements................................... 17

           d      Reports................................................ 18

           e      Title to Capital
                  Improvements........................................... 18

           f      Funding of the Cost of
                  Capital Improvements................................... 20


                                     --ii--

6091.BURNHAM.1106.47:1

                                                                        Page
                                                                        ----

SECTION 9         Event of Loss; Deemed
                  Loss Event............................................. 22

           a      Damage or Loss......................................... 22

           b      Repair................................................. 23

           c      Payment of Casualty
                  Value.................................................. 23

           d      Payment of Special
                  Casualty Value......................................... 24

           e      Requisition of Use..................................... 25

           f      Termination of
                  Obligation............................................. 25

           g      Application of Payments
                  on an Event of Loss.................................... 26

           h      Application of Payments
                  Not Relating to an Event
                  of Loss................................................ 27

           i      Other Dispositions..................................... 27

           j      Assumption of Notes;
                  Creation of Lien on
                  Undivided Interest .................................... 27

SECTION 10        Insurance.............................................. 28

           a      Required Insurance..................................... 28

           b      Permitted Insurance.................................... 29

SECTION 11        Rights to Assign or
                  Sublease............................................... 30

                                    --iii--
6091.BURNHAM.1106.47:1

                                                                        Page
                                                                        ----

           a      Assignment or Sublease
                  by the Lessee.......................................... 30

           b      Assignment by Lessor as
                  Security for Lessor's
                  Obligations............................................ 31

SECTION 12        Lease Renewal.......................................... 31


SECTION 13        Notices for Renewal or
                  Purchase; Purchase
                  Options................................................ 31

           a      Notice, Determination of
                  Values, Appraisal
                  Procedure.............................................. 31

           b      Purchase Option at
                  Expiration of the Lease
                  Term................................................... 32

           c      Special Purchase Event................................. 32


SECTION 14        Termination for
                  Obsolescence........................................... 33

           a      Termination Notice..................................... 33

           b      Right of Lessor to
                  Retain Undivided
                  Interest upon
                  Termination............................................ 34

           c      Events on the
                  Termination Date....................................... 34

           d      Early Termination
                  Notice................................................. 35

                                     --iv--
6091.BURNHAM.1106.47:1

                                                                        Page
                                                                        ----
           e      Events on the Early
                  Termination............................................ 36

SECTION 15        Events of Default...................................... 36

SECTION 16        Remedies............................................... 40

           a      Remedies............................................... 40

           b      No Release............................................. 44

           c      Remedies Cumulative.................................... 45

           d      Exercise of Other Rights
                  or Remedies............................................ 46

           e      Special Cure Right of
                  Lessee................................................. 46

SECTION 17        Notices................................................ 47

SECTION 18        Successors and Assigns................................. 47

SECTION 19        Right to Perform for
                  Lessee................................................. 47

SECTION 20        Additional Covenants................................... 48

SECTION 21        Lease of Real Property
                  Interest............................................... 49

SECTION 22        Amendments and
                  Miscellaneous.......................................... 49

           a      Amendments in Writing.................................. 49

           b      Survival............................................... 49

                                     --v--
6091.BURNHAM.1106.47:1

                                                                        Page
                                                                        ----

           c      Severability of
                  Provisions............................................. 50

           d      True Lease............................................. 50

           e      Original Lease......................................... 50

           f      Governing Law.......................................... 50

           g      Headings............................................... 50

           h      Concerning the Owner Trustee........................... 50

           i      Disclosure............................................. 51

           j      Counterpart Execution.................................. 51



SCHEDULE 1 Casualty Values

SCHEDULE 2 Special Casualty Values

SCHEDULE 3 Termination Values

SCHEDULE 4 Description of Undivided Interest

SCHEDULE 5 Description of Real Property Interest

APPENDIX A Definitions
                                     --vi--

6091.BURNHAM.1106.47:1

                                 FACILITY LEASE



                THE FACILITY LEASE, dated as of August 12, 1986, between THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of August 12, 1986, with Burnham Leasing Corporation, as Lessor (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                                   WITNESSETH:

                  WHEREAS, the Lessor owns the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee desires to lease the Undivided Interest and the Real Property Interest from the Lessor on the terms and conditions set forth herein; and

                  WHEREAS, the Lessor is willing to lease the Undivided Interest and the Real Property Interest to the Lessee on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of other consideration, the receipt and sufficiency of which are hereby acknowledged, the par-ties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A hereto. References in this Facility Lease to sections, paragraphs and clauses are to sections, paragraphs and clauses in this Facility Lease unless otherwise indicated.

                SECTION 2. Lease of Undivided Interest; Term; Personal Property.

                  (a) Lease of Undivided Interest. Upon the terms and subject to the conditions of this Facility Lease, the Lessor hereby leases to the Lessee, and the Lessee hereby lessee from the Lessor, the Undivided Interest.


6091. BURNHAM. 1106.47:1

                  (b) Term. The term of this Facility Lease shall begin on the Closing Date and shall end on the last day of the Lease Term.

                (c) Personal Property. It is the express intention of the Lessor and the Lessee that title to the Undivided Interest and every portion thereof shall be severed, and shall be and remain severed, from title to the real estate constituting the Real Property Interest and the PVNGS Site. The Lessor and the Lessee intend that the Undivided Interest shall constitute personal property to the maximum extent permitted by Applicable Law.

                  (d)  Description.  The Real Property  Interest is described in
Schedule 4. The Undivided Interest is described in Schedule 5.

                  SECTION 3. Rent; Adjustments to Rent.

                  (a) Basic Rent. The Lessee shall pay to the Lessor, as basic rent (herein referred to as Basic Rent) for the Undivided Interest and the Real Property Interest, the following amounts:

                         (i) On January 15, 1987,  an amount equal to 0.0244547%
                of Facility Cost times the actual number of day. from and including the Closing Date to, but excluding, January 15, 1987, plus or minus the Rent Differential, if any, referred to in
                Section 3(h);

                         (ii) On July 15,  1987 and on each Basic  Rent  Payment
                Date thereafter to and including January 15, 2016, an amount equal to 4.40184%, of Facility Cost, plus or minus the Rent Differential, if any, referred to in Section 3(h); and (iii) if the Lessee shall elect the Fixed Rate Renewal Term, on July 15, 2016, and on each Basic Rent Payment Date thereafter during the Fixed Rate Renewal Term, an amount equal to one-half of an amount determined by dividing the sum of all payments of Basic Rent payable with respect to the Basic Lease Term pursuant to clause (ii) of this Section 3(a) (taking into account any adjustment pursuant to Sections 3(d) and ace) and any increases and decreases pursuant to Section 3(h)), by 58.

6091.BURNHAM. 1106.47:1

If an interest payment on any Note shall be due on a date other than a Basic Rent Payment Date, the Lessee shall pay additional Basic Rent on such date in an amount equal to such interest payment and such payment of additional Basic Rent shall be credited against the Basic Rent due on the Basic Rent Payment Date next succeeding the date that such additional Basic Rent shall have been paid.

                  (b) Supplemental Rent. The Lessee shall pay the following amounts (herein referred to as Supplemental Rent):

                         (1) When due or,  where  no due date is  specified,  on
                demand, any amount (other than Basic Rent, Casualty Value, Termination Value and Special Casualty Value) which the Lessee assumes the obligation to pay or agrees to pay to the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee or any Indemnitee under this Facility Lease, any other Transaction Document or the Collateral Trust Indenture;

                       (ii) When due any amount  payable  hereunder  as Casualty
                Value, Termination Value or Special Casualty Value, and an amount equal to any premium or prepayment penalty with respect to the Notes;

                      (iii) On demand and in any event on the Basic Rent Payment
                Date next succeeding the date such amounts shall be due and payable hereunder, to the extent permitted by Applicable Law, interest (computed on the same basis as interest on the Notes is computed) at a rate per annum equal to (A) the Overdue Interest Rate, on that portion of the payment of Basic Rent or Supplemental Rent distributable pursuant to clause "first" of
                Section 5.1 or clause "second" of Section 5.3 of the Indenture (determined prior to the computation of interest on overdue payments referred to in such clauses) , and (B) the Penalty Rate, on the balance of any such payment of Basic Rent or Supplemental Rent

6091.BURNHAM.1106.47:1

                 (including, in the case of both clause (i) and clause (ii) above, but without limitation, to the extent permitted by Applicable Law, interest payable pursuant to this clause (iii)) not paid when due (without regard to any period of grace) for any period for which the same shall be overdue.

The Lessor shall have all rights, powers and remedies provided for in this Facility Lease, at law, in equity or otherwise, in the case of non-payment of Basic Rent or Supplemental Rent.

                  (c) Form at Payment. Subject to Section 11(b), each payment of Rent under this Facility Lease shall be made in immediately available funds no later than 11:00 a.m., local time at the place of receipt, on the date each such payment shall be due and payable hereunder and shall be paid either (A) in the case of payments other than Excepted Payments, to the Lessor at its address determined in accordance with section 17, or at such other address as the Lessor may direct by notice in writing to the Lessee, or (B) in the case of Excepted Payments, to such Person as shall be entitled to receive such payment at such address as such Person may direct by notice in writing to the Lessee. If the date on which any payment of Rent is due hereunder shall not be a Business flay, the payment otherwise due thereon shall be due and payable on the preceding Business Day, with the same force and effect as if paid on the nominal date provided in this Facility Lease.

                  (d) Adjustments to Rent for Changes in Tax law. Basic Rent shall be adjusted (upward or downward) to preserve Net Economic Return if there is any Change in Tax Law. Any adjustments under this Section 3(d) shall be made not more than once a year and shall be limited in the aggregate to the extent, if any, necessary such that the Basic Rent (excluding any Rent Differential) payable on the Basic Rent Payment Date immediately following such adjustment shall not vary from the Basic Rent (excluding any Rent Differential) which would have been payable on such Basic Rent Payment Date had no adjustments (other than adjustments to reflect actual Transaction Expenses) been made pursuant to this
Section 3(d) or pursuant to Section 3(e), (i) prior to the Refunding Date, by more than 14% and (ii) on at after the Refunding Date, by more than the percentage that would cause the Weighted Factor to equal

6091.BURNHAM.1106.47:1

11.08%; provided1 however, that if, by reason of the limitation set forth in clause (i) above, any adjustment made prior to the Refunding Date is less than the adjustment that would have been required to preserve Net Economic Return, then after the Refunding Date there will be a further upward adjustment to Basic Rent in order to preserve Net Economic Return, subject to the limitation set forth in clause (ii) above, and if, by reason of the limitation set forth in clause (i) or (ii) above, any upward adjustment contemplated by this Section 3(d) was less than the adjustment that would have been required to preserve Net Economic Return, then the amount of any subsequent downward adjustments otherwise required hereunder shall be reduced to the extent necessary to cause the aggregate effect of such upward adjustment and such subsequent downward adjustments to preserve Net Economic Return; and provided further, however, that no downward adjustments shall be made pursuant to this section 3(4) in excess of any upward adjustments made pursuant to this section 3(d) unless and until the excess of the aggregate amount of all such downward adjustments aver the aggregate of all such upward adjustments would exceed 1%.

                For purposes of determining whether a statutory or regulatory change constitutes a Change in Tax Law, the original Owner Participant shall be deemed to be the Owner Participant notwithstanding any transfer of its interest as such (whether or not permitted by Section 15 of the Participation Agreement), provided1 however, that a successor Owner Participant shall be treated as the Owner Participant for such purposes if the transfer to such successor Owner Participant was permitted by Section 15 of the Participation Agreement and if both the original Owner Participant and such successor Owner Participant are members of the same affiliated group of corporations that files a consolidated return for Federal income tax purposes.

                The schedules of casualty Values, special Casualty Values and Termination Values attached hereto shall be appropriately adjusted in the event of any adjustment to Basic Rent under this section 3(d).

                  (e) Further Adjustments. Basic Rent and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto shall be adjusted (upward or downward) to preserve Net Economic Return if (i) in

6O9S1.BURNHAM. 1106.47:1
consequence of any releveraqing or refunding of the Notes or the issuance of Additional Notes the unpaid principal amount of Notes Outstanding shall be greater or less than the unpaid principal amount of Motes Outstanding immediately prior to such transaction, (ii) in consequence of events described in clause (i) above, the schedule of amortization of principal of Notes
Outstanding after such transaction shall be other than the schedule of amortization of principal of Notes immediately prior to such transaction or the interest rate applicable to such Notes shall be other than contained in the Pricing Assumptions, (iii) Transaction Expenses are paid by the Lessor in amounts greater or less than an amount equal to 0.8% of Facility Cost, or (iv) there is any change in the Pricing Assumptions.

                (f) Computation of Adjustments. Upon the occurrence of an event requiring an adjustment to Basic Rent payable pursuant to clause (ii) of Section 3(a), and the schedules of Casualty Values, special Casualty Values and Termination Values attached hereto, pursuant to paragraph (d) or (e) of this
Section 3, the Owner Participant shall make the necessary computations and furnish to the Lessee, the Loan Participant, the Lessor and the Indenture Trustee the revised amounts and percentages, which amounts and percentages shall be implemented upon delivery thereof and effective as of the date of occurrence of the event requiring such adjustment (taking into account any payment of Basic Rent already made) and shall remain effective until changed in consequence of any verification procedure set forth below. Such revised amounts and percentages shall be subject to verification (at the Lessee's request made within 45 days after the Owner Participant shall have furnished the revised amounts to the Lessee) by the Owner Participant's nationally recognized independent public accountants (to whom the Owner Participant shall have provided all information necessary to perform such verification), in which case such accountants shall either (i) confirm to the Lessee in writing that such revised amounts were computed on a basis consistent with the original calculations, or (ii) if such accountants shall for any reason be unable to provide such confirmation, compute and provide to the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee revised amounts and percentages on such a basis. The revised amounts and percentages, as so confirmed or computed if applicable, shall be conclusive and binding upon the Lessee, the Lessor, and the

6091. BURNHAM. 1106.47:1

Owner Participant. The cost of any such verification shall be borne by the Lessee, unless such accountants shall require an adjustment to the revised amounts and percentages originally provided by the Owner Participant which differs by more than 10% from the amount of the adjustment so provided, in which case such cost shall be divided and paid by the Lessee and the Owner Participant in equal amounts. Each adjustment pursuant to paragraph (d) or (e) of this
Section 2 may, but need not, be evidenced by the execution and delivery of a supplement to this Facility Lease in form and substance satisfactory to the Lessee and the Owner Participant, but shall be effective as provided herein without regard to the date on which such supplement to this Facility Lease is so executed and delivered. Any adjustment referred to in this Section 3 shall satisfy the provisions of Revenue Procedure 75-21, Revenue Procedure 75-28 and any other applicable statute, regulation, revenue procedure, revenue ruling or technical information release relating to the subject matter of Revenue Procedure 75-21 or Revenue Procedure 75-2a, but, in the case of any upward adjustment, shall be no less than the adjustment otherwise required pursuant to this Section 3.

                (g) Sufficiency of Basic Rent and Supplemental Rent. Notwithstanding any other provision of this Facility Lease, any other
Transaction Document or any Financing Document, (i) the amount of Basic Rent payable on each Basic Rent Payment Date shall be at least equal to the aggregate amount of principal, premium, if any, and accrued interest payable on such Basic Rent Payment Date on all Notes then Outstanding, and (ii) unless the Lessee shall have assumed the Notes or acquired the Owner Participant's beneficial interest in the Trust following the grant of a security interest in the Undivided Interest and the Real Property Interest, in each case in accordance with the terms of the Indenture, each payment of Casualty Value, Special Casualty Value and Termination Value shall in no event be less (when added to all other amounts other than Excepted Payments required to be paid by the Lessee under this Facility Lease in respect of any Event of Loss or Deemed Loss Event or the termination of this Facility Lease) than an amount sufficient, as of the date of payment, to pay in full all principal of, and premium, if any, and interest then due on all Notes Outstanding on and as of such date of payment.

6091. BURNHAM.1106.47:1

                (h) Rent Differential. Prior to the Refunding Date, each installment (if any) of Basic Rent shall be increased or decreased, as the case may be, by the Rent Differential. For purposes hereof, Rent Differential shall mean, as of any Basic Rent Payment Date, the difference between (i) the aggregate amount of interest due and payable on such Basic Rent Payment Date on the Notes then Outstanding, and (ii) the aggregate amount of interest that would have been due and payable on such Basic Rent Payment Date on such Notes if such Notes had at all times during the relevant period borne interest at a rate equal to 10.5% per annum (computed on the basis of a 36O-day year of twelve 30-day months). If, as of any Basic Rent Payment Date, (A) the amount determined in accordance with clause (y) of the immediately preceding sentence shall be greater than the amount determined in accordance with clause (ii) of such Sentence, the amount of Basic Rent due on such Basic Rent Payment Date shall be increased by the Rent Differential, and (B) the amount determined in accordance with such clause (ii) shall exceed the amount determined in accordance with such clause (i), the amount of Basic Rent due on such Basic Rent Payment Date shall be decreased by the Rent Differential.

                 SECTION 4. Net Lease.

                  This Facility Lease (as originally executed and as modified, supplemented and amended from time to time) is a net lease, and the Lessee hereby acknowledges and agrees that the Lessee's obligation to pay all Rent hereunder, and the rights of the Lessor in and to such Rent, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstances of any character, including, without imitation, (i) any set-off, abatement, counterclaim, suspension, recoupement, reduction, rescission, defense or other right or claim which the Lessee may have against the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the Operating Agent, any ANPP Participant, any vendor or manufacturer of any equipment or assets included in the Undivided Interest, Unit 2, any Capital Improvement, the Real Property Interest, the PVNGS site, PVNGS, or any part of any thereof, or any other person for any reason whatsoever, (ii) any defect in or failure of the title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part

6091.BURNHAM.1106.47:1
of the Undivided Interest, Unit 2, any Capital Improvement, the Real Property Interest, the WNGS Site or PVNGS, (iii) any damage to, or removal, abandonment, shutdown, salvage, scrapping, requisition, taking, loss, theft or destruction of all or any part of the Undivided Interest, Unit 2, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, or any interference, interruption or cessation in the use or possession thereof or of the Undivided Interest by the Lessee or by any other Person (including, but without limitation, the Operating Agent or any other ANPP Participant) for any reason whatsoever or of whatever duration, (iv) any restriction, prevention or curtailment of or interference with any use of all or any part of the Undivided Interest, Unit 2, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, (v) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the
Operating Agent, any other ANPP Participant or any other Person, (vi) the invalidity, illegality or unenforceability of this Facility Lease, any other Transaction Document, any Financing Document, the ANPP Participation Agreement or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of the Lessor, the Lessee, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person to enter into this Facility Lease, any other Transaction Document or any Financing Occurrence, or any doctrine of force majeure, impassability, frustration, failure of consideration, or any similar legal or equitable doctrine that the Lessee's obligation to pay Rent is excused because the Lessee has not received or will not receive the benefit for which the Lessee bargained, it being the intent of the Lessee to assume all risks from all causes whatsoever that the Lessee does not receive such benefit, (vii) the breach or failure of any warranty or representation made in this Facility Lease or any other Transaction Document or any Financing Document by the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person, (viii) any amendment or other change of, or any assignment of rights under, this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, or any waiver, action or inaction under or in respect of this Facility Lease, any other Transaction Document, any Financing Document or any




                                      -9-
6091. BURNHAM. 1106.47:1

ANPP Project Agreement, or any exercise or non-exercise of any right or remedy. under this Facility Lease, any other Transaction Document, any Financing
Document or any ANPP Project Agreement, including, without limitation, the exercise of any foreclosure or other remedy under the Indenture, the Collateral Trust Indenture or this Facility Lease, or the sale of Unit 2, any Capital Improvement, the Undivided Interest, the Real Property Interest, the PVNGS Site or PVNGS, or any part thereof or any interest therein, or (ix) any other circumstance or happening whatsoever whether or not similar to any of the foregoing. The Lessee acknowledges that by conveying the leasehold estate created by this Facility Lease to the Lessee and by putting the Lessee in possession of the Undivided Interest and the Real Property Interest, the Lessor has performed all of the Lessor's obligations under and in respect of this Facility Lease, except the covenant contained in section 6(a) hereof that the Lessor and Persons acting for the Lessor will not interfere with the Lessee's quiet enjoyment of the Undivided Interest and the Real Property Interest. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may flow have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease or to effect or claim any diminution or reduction of Rent payable by the Lessee here-under, including, without limitation, the provisions of Arizona Revised Statutes Section 33-343, except in accordance with the express terms hereof. If for any reason whatsoever this Facility Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees to pay to the Lessor or other Person entitled thereto an amount equal to each installment of Basic Rent and all Supplemental Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been terminated in whole or in part. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any other Person for any reason whatsoever. All covenants, agreements and undertakings of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated. Nothing in this Section 4 or elsewhere shall be construed as a guaranty by the Lessee of any residual value in the Undivided Interest or as a

6091.BURNHAM. 1106.47:1
guaranty of the Notes. Any provisions of Section 7(b)(2) or 8(C) of the Participation Agreement to the contrary notwithstanding, if the Lessee shall fail to make any payment of Rent to any Person when and as due (taking into account applicable grace periods), such Person shall have the right at all times, to the exclusion of the ANPP Participants, to demand, collect, sue for, enforce obligations relating to and otherwise obtain all amounts due in respect of such Rent.

                SECTION 5. Return and Disposition.

                  (a) Return of the Undivided Interest and the Real Property Interest. On the Lease Termination Date, the Lessee will surrender possession of the Undivided Interest, at which time Unit 2 shall have a net rated power level of at least 630 megawatts electric, and the Real Property Interest to the Lessor (or to a Person specified by the Lessor to the Lessee in writing not less than 6 months prior to the Lease Termination Date) and will furnish to the Lessor:. (i) copies certified by a senior officer of the Lessee of all Governmental Action necessary to effect such surrender and receipt of possession ion (including, but without limitation, appropriate amendments to the License), which Governmental Action shall be in full force and effect; and (ii) an opinion of counsel (which may be nudge Rose Guthrie Alexander & Ferdon, Snell & Wilmer or another counsel experienced with NRC and other nuclear matters reasonably satisfactory to the Owner Participant) to the effect that (A) the Lessee has obtained all Governmental Action and action under the ANPP Participation Agreement necessary to effect such surrender by the Lessee and receipt of possession by the Lessor (or the Person so specified by the Lessor) and (B) such Governmental Action is in full force and effect. At the time of such return the Lessee shall pay or have paid all amounts due and payable, or to become due and payable, by it as an ANPP Participant under each and every ANPP Project Agreement allocable or chargeable (whether or not payable during or after the Lease Term) to the Undivided Interest or the Real Property Interest in respect of any period or periods ending on or prior to the Lease Termination Date (including, but without limitation, unless the Lessor shall have transferred the Undivided Interest and the Real Property Interest to another Person, all amounts payable with respect to any and all Capital Improvements to Unit 2 or the PVNGS Site approved or authorized (without the concurrence of the Owner Participant) prior to the end

6O91.BURNHAM.l106.47:1
of the Lease Term, whether or not implementation thereof has been completed on or prior to the Lease Termination Date), and the undivided Interest and the Real Property Interest shall be free and clear of all Liens (other than Permitted Liens described in clauses (i), (iv), (v) (other than those arising by, through or under the Lessee alone), (vi), (vii) (other than as aforesaid), (viii) (other than as aforesaid), (ix), (x), (xi) and (xiii) of the definition of such term) and in the condition and state of repair required by Section A. The Lessor shall not abandon the Undivided Interest. In the event that on or prior to the Lease Termination Date there shall have occurred a default by any ANPP Participant (other than the Lessee) under the ANPP Participation Agreement and such default shall not have been cured by the defaulting ANPP Participant, then (i) the Lessee agrees to indemnify and hold the Lessor (and each successor, assign and transferee thereof) harmless against any and all obligations under the ANPP Participation Agreement with respect to contributions or payments required to be made thereby as a result of such default and (ii) the Lessor (and each successor, assign and transferee thereof) agrees to reimburse the Lessee for all amounts paid by the Lessee pursuant to the foregoing clause (i) to the extent, but only to the extent, that the Lessor (or such successor, assign or transferee) shall have actually received proceeds from the sale of the Generation Entitlement Share of the defaulting ANPP Participant as a result of the payment made by the Lessee pursuant to the foregoing clause (i), and, to the extent the Lessor (or such successor, assign or transferee) shall have received such proceeds, the amount to be reimbursed to the Lessee pursuant to this clause
(ii) shall include interest at. the Prime Rate from the date of any payment by the Lessee pursuant to the foregoing clause (i) through the date of reimbursement of such amount pursuant to this clause (ii).

                (b) Disposition. If the Lessee does not exercise its option to renew or purchase as provided in Sections 12 and 13, respectively, then during the last thirty-six months of the Lease Term, the Lessor will attempt to lease or dispose of the Undivided Interest and the Real Property Interest. The Lessee will fully cooperate with the Lessor in connection with the Lessor's efforts to lease or dispose of the Undivided Interest and the Real Property Interest including using the Lessee's reasonable efforts to lease or dispose of the Undivided Interest and the Real Property Interest.

6O91.BURNHAM.1106.47:1

The Lessor agrees to reimburse the Lessee for reasonable out-of-pocket costs and expenses of the Lessee incurred at the request of the Lessor or the Owner Participant in connection with such cooperation and such efforts. The Lessor agrees that it may not exercise the remedy contained in Section 16(a) (vii) hereof as a result of the failure of the Lessee to comply with Section (5) a hereof if the Lessor shall have failed to Transfer the Undivided Interest and the Real Property Interest to a purchaser (which shall not be the Lessee or an Affiliate of the Lessee) that shall have (i) submitted a bid on or before the date on which such Event of Default arose which is the highest bona fide cash bid so submitted and is in an amount not less than the fair market value of the Undivided Interest and the Real Property Interest and (ii) tendered payment in full to the Owner Participant prior to the date upon which payment by the Lessee would otherwise be required from the Lessee under section 16(a) (vii).

                  SECTION 6. Warranty of the Lessor.

                (a) Quiet Enjoyment. The Lessor warrants that until the Lease Termination Date, so long as the Lessee is in compliance with each and every provision of this Facility Lease and each other Transaction Document, the Lessee's use and possession of Unit 2, including the Undivided Interest, shall not be interrupted by the Lessor or any Person claiming by, through or under the Lessor, and their respective successors and assigns.

                (b)  Disclaimer of Other  Warranties.  The warranty set forth in
Section 6(a) is in lieu of all other warranties of the Lessor or the Owner Participant, whether written, oral or implied, with respect to this Facility Lease, Unit 2, any Capital Improvement, the Undivided Interest, PVNGS, the Real Property Interest or the PVNGS Site. As among the Owner Participant, the Loan Participant, the Indenture Trustee, the Collateral Trust Trustee, the Lessor and the Lessee, execution by the Lessee of this Facility Lessee shall be conclusive proof of the compliance of Unit 2 (including any Capital Improvement) , the Undivided Interest and the Real Property Interest with all requirements of this Facility Lease, and the Lessee acknowledges and agrees that (i) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OR SUCH KIND AND (ii) THE LESSOR LEASES AND THE LESSEE TAKES THE UNDIVIDED INTEREST

6091.BURNHAM.1106.47:1

AND THE REAL PROPERTY INTEREST, AND SHALL TAKE EACH CAPITAL IMPROVEMENT, AND ANY PART THEREOF, AS IS AND WHERE IS, and neither the Lessor nor the Owner
Participant shall be deemed to have made, and THE LESSOR AND THE OWNER PARTICIPANT EACH HEREBY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF UNIT 2, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTREST, THE PVNGS SITE OR PYNGS, OR ANY PART TKEREOF, THE MERCKANTABIUTY IS OF OR THE FITNESS THEREOF FOR ANY PARTICULA
PURPOSE, TITLE TO UNIT 2, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTEREST, THE PVNGS SITE OR PVNGS, OR ANY PART THEREOF, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR THE ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, NOR SHALL THE LESSOR OR THE OWNER PARTICIPANT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LIABILITY IN TORT, STRICT OR OTHERWISE), it being agreed that all such risks, as among the Owner Participant, the Loan Participant, the Collateral Trust Trustee, the Indenture Trustee, the Lessor and the Lessee, are to be borne by the Lessee. The provisions of this Section 6(b) have been negotiated, and, except to the extent otherwise expressly provided in Section 5(a), the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Owner Participant, the Loan Participant, the Collateral Trust Trustee or the Indenture Trustee, express or implied, with respect to Unit 2 (including any Capital Improvement), the Undivided Interest, PVNGS, the Real Property Interest or the PVNGS Site that may arise pursuant to any law now or hereafter in effect, or otherwise.

                  (c) Enforcement of Certain Warranties. The Lessor authorizes the Lessee (directly or through agents, including the Operating Agent), at the Lessee's expense, to assert for the Lessor's account, during the Lessee Term, all of the Lessor's rights (if any) under any applicable warranty and any other claims (under this Facility Lease or any Purchase Document) that the Lessee or the Lessor may have against any vendor or manufacturer with respect to Unit 2 (including any Capital Improvement) or the Undivided Interest, and the Lessor agrees to cooperate, at the Lessee's expense, with the Lessee and the Operating

6091.BURNHAM.1106.47:1

Agent in asserting such rights. Any amount receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) by the Lessee as payment under any such warranty or other claim against any vendor or manufacturer (or, if such warranty or claim relates to the Undivided Interest and the Retained Assets, the portion of such received amount appropriately allocable to the Undivided Interest) shall be applied in accordance with Sections 9(g), (h) and (i).

                 SECTION 7. Liens.

                The Lessee will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to the Undivided Interest, the Real Property Interest, the Lessor's title thereto or any interest of the Lessor or Lessee therein (and the Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien), except Permitted Liens.

                  SECTION 8. Operation and Maintenance; Capital Improvements.

                  (a) Operation and Maintenance. The Lessee agrees that it will exercise its rights, powers, elections and options as an ANPP Participant under the ANPP Project Agreements to cause the Operating Agent to (A) maintain Unit 2 in such condition that Unit 2 will have the capacity and functional ability to perform, on a continuing basis (ordinary wear and tear excepted), in normal commercial operation, the functions and substantially at the ratings at which it is, from time to time, rated, (B) operate, service, maintain and repair Unit 2 and replace all necessary or useful parts and components thereof so that the condition and operating efficiency of Unit 2 will be maintained and preserved, ordinary wear and tear excepted, in all material respects in accordance with (1) prudent utility practice for items of similar size and nature, (2) such operating standards as shall be required to take advantage of and enforce all available warranties and (3) the terms and conditions of all insurance policies maintained in effect at any time with respect thereto, (C) use, possess, operate and maintain Unit 2 in compliance with all material applicable Governmental Actions (including the License) affecting PVNGS or Unit 2 or the use, possession, operation and maintenance thereof and (D) otherwise act in

6091.BURNHAM. 1106.47:1
accordance with the standards set forth in the ANPP Participation Agreement. The Lessee will comply with all its obligations under Applicable Law affecting Unit 2, the Undivided Interest, PVNGS, the Real Property Interest and the PVNGS Site, and the use, operation and maintenance thereof. The Lessee agrees to (i) exercise its rights under the ANPP Participation Agreement so that there will always be an Operating Agent under the ANPP Participation Agreement and (ii) maintain in full force and effect a license from the NRC adequate to possess the Undivided Interest and the Real Property Interest under the circumstances contemplated by the ANPP Participation Agreement. The Lessee will keep and maintain proper books and records (i) relating to all Operating Funds (as defined in the ANPP Participation Agreement) provided by it to the Operating Agent under the ANPP Participation Agreement and (ii) upon receipt of the requisite information from the Operating Agent, relating to the application of such Operating Fund. to the operation and maintenance of Unit 2 and the acquisition, construction and installation of Capital Improvements, all in accordance with the Uniform System of Accounts. The Lessor shall not be obliged in any way to maintain, alter, repair, rebuild or replace Unit 2, any Capital Improvement, the Undivided Interest or the Real Property Interest, or any part thereof, or, except as provided in Section 8(f), to pay the cost of alteration, rebuilding, replacement, repair or maintenance of Unit 2, any Capital Improvement, the Undivided Interest or the Real Property Interest, or any part thereof, and the Lessee expressly waives the right to perform any such action at the expense of the Lessor pursuant to any law at any time in effect.

                (b) Inspection. The Lessor and the Owner Participant and their respective authorized representatives shall have the right to inspect PVNGS (subject, in each event, to the ANPP Participation Agreement, Applicable Law, applicable confidentiality undertakings and procedures established by the Operating Agent) at their expense. The Lessor and the Owner Participant, and their respective authorized representatives, shall have the right to inspect, at their expense, the books and records of the Lessee relating to PVNGS, and make copies of and extracts therefrom (subject as aforesaid) and may, at their expense, discuss the Lessee's affairs, finances and accounts with its executive officers, all at such times and as often as may be reasonably requested. None of the Lessor, the Owner Participant, the Indenture Trustee and the Collateral

6091.BURNHAM.1106.47:1

Trust Trustee shall have any duty whatsoever to make any inspection or inquiry referred to in this Section a(b) and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

                  (c) Capital Improvements. If and to the extent required by the ANPP Participation Agreement, the Lessee shall, at its sole expense, promptly participate in the making of any Capital Improvement to Unit 2. Of the net proceeds of (i) any sale or other disposition of property removed from Unit 2 receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) by, or credited to the account of, the Lessee in accordance with the ANPP; Participation Agreement and (ii) any insurance proceeds receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) for the account of the Lessor or the Lessee in respect of the loss or destruction of, or damage or casualty to, any such property, the Lessor's Portion, in the case of property not constituting Common Facilities, or the Common Facilities Interest, in the case of Common Facilities, (of either) such amount shall be applied as provided in Section
9(g), (h) or (i)1 as the case may be. The Unit 2 Interest, in the case of property not constituting Common Facilities, or the Unit 2 Common Facilities Interest, in the case of Common Facilities, in property at any time removed from Unit 2 or the Common Facilities shall remain the property of the Lessor, no matter where located, until such time as a Capital Improvement constituting a replacement of such property shall have been installed in unit 2 or the Common Facilities or such removed property has been disposed of by the Operating Agent in accordance with the ANPP Participation Agreement. Simultaneously with such disposition by the Operating Agent, title to the Unit 2 Interest, in the case of property not constituting Common Facilities, or the Unit 2 Common Facilities Interest, in the case of Common Facilities, in the removed property shall vest in the person designated by the Operating Agent, free and clear of any and all claims or rights of the Lessor. Unless subparagraph (3) of Section 8(e) shall be applicable, upon the incorporation of a Capital Improvement in Unit 2 or the Common Facilities, without further act, (i) title to a Unit 2 Interest, in the case of property not constituting Common Facilities, or the Unit 2 Common
Facilities Interest, in the case of Common Facilities, in such Capital Improvement shall vest in the Lessor and (ii) such applicable undivided interest

6091.BURNHAN.1106.47:1
in such Capital Improvement shall become subject to this Facility Lease and be deemed to be part of the Undivided Interest for all purposes hereof to the same extent that the Lessor had a like undivided interest in the property originally incorporated or installed in Unit 2 or the Common Facilities. The Lessee warrants and agrees that the Lessor's interest in all Capital Improvements shall be free and clear of all Liens, except Permitted Liens other than the types specified in clauses (iii), (xii) and (xiii) of the definition thereof.

                  (d) Reports. To the extent permissible, the Lessee shall prepare and file in timely fashion, or, where the Lessor shall be required to file, the Lessee shall prepare and deliver to the Lessor within a reasonable time prior to the date for filing, any reports with respect to Unit 2, the Undivided Interest or the Real Property Interest or the condition or operation thereof that shall be required to be filed with any governmental or regulatory authority. On or before March 1 of each year, commencing March 1, 1987, and on the Lease Termination Date, the Lessee shall furnish the Lessor and the Owner Participant with a report stating the total cost of all Capital Improvements and describing separately and in reasonable detail each Capital Improvement (or related group of Capital Improvements) made during the period from the date hereof to December 31, 1926 in the case of the first such report or during the period from the end of the period covered by the last previous report to the December 31 prior to such report in the case of subsequent reports. On or before March 1 in each year (commencing March 1, 1987) and at such other times as the Lessor or the Owner Participant shall reasonably request in writing (which request shall provide a reasonable period for response), the Lessee will report in writing to the Lessor with respect to (i) the most recent annual capital expenditure budget submitted by the Operating Agent to the Lessee in accordance with the ANPP Participation Agreement and (ii) the then plans (if any) which the Lessee may have for the financing of the same under Section 8(f).

                (e) Title to capital Improvements. Title to the Unit 2 Interest, in the case of property not constituting Common Facilities, or the Unit 2 Common Facilities Interest, in the case of Common Facilities, in each Capital Improvement to Unit 2 or the Common Facilities, as the case may be, shall vest as follows:

6091.BURNHAM.1106.47:1

                (1) in the case of each Nonseverable Capital Improvement, whether or not the Lessor shall have financed or provided financing (in whole or in part) for such undivided interest in such Capital Improvement by an Additional Equity Investment or a Supplemental Financing, or both, effective on the date such Capital Improvement shall have been incorporated or installed in Unit 2 or the Common Facilities, as the case may be, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement;

                (2) in the case of each Severable Capital Improvement, if the Lessor shall have financed (by an Additional Equity Investment or a Supplemental Financing, or both) a Unit 2 interest, in the case of property not constituting Common Facilities, or a unit 2 Common Facilities Interest, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement; and

                (3) in the case of each Severable  Capital  Improvement,  if the
        Lessor shall not have financed (by either an Additional Equity Investment or a Supplemental Financing, or both) a Unit 2 Interest, in the case of property not constituting Common Facilities, or a Unit 2 Common Facilities Interest, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessee shall retain title to such undivided interest in such Capital Improvement.

                Immediately upon title to such a Unit 2 Interest, in the case of property not constituting Common Facilities, or such a Unit 2 Common Facilities Interest, in the case of Common Facilities, in any Capital Improvement vesting in the Lessor pursuant to sub-paragraph (1) or sub-paragraph (2) of this Section S (e) , such undivided interest in such Capital Improvement shall, without further act, become subject to this Facility Lease and be deemed part of the Undivided Interest and Unit 2 or the Common Facilities, as the case may be, for all purposes hereof.

6091.BURHAM.1106.47:1

                  (f)  Funding  of the  Cost  of  Capital  Improvements.  Before
placing in service any Capital Improvement to Unit 2 or the Common Facilities the cost of which exceeds $100,000,000 in respect of the interests of all ANPP Participants, the Lessee shall give the Lessor and the owner Participant reasonable advance notice thereof. The Owner Participant shall have the option, in its sole discretion, of financing through the Lessor a Unit 2 Interest, in the case of property not constituting Common Facilities6 or a Unit 2 Common Facilities interest, in the case of Common Facilities, of the cost of any such Capital Improvement, or any other Capital Improvement presented to the Owner Participant for financing, including or not including the making of an investment by the Owner Participant (an Additional Equity Investment) and the issuance of Additional Notes, all on terms acceptable to the Lessee and the Owner Participant. If the Owner Participant does not finance, or arrange the financing of, a Unit 2 Interest, in the case of property not constituting Common Facilities, or a Unit 2 Common Facilities Interest, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessee may cause the Lessor to issue, if and to the extent permitted by the Indenture, to one or more Persons (other than the Lessee or any Person affiliated with the Lessee within the meaning of section 318 of the Code) Additional Notes and to use the proceeds thereof to pay the applicable percentage of the cost of such Capital Improvement, subject, however, to satisfaction of the following conditions:

                    (i) there shall be no more than one  Supplemental  Financing in any calendar year;

                    (ii) the sum of the  supplemental  Financing  Amounts in any calendar year shall equal or exceed the Lessor's Portion of $5,000,000;

                    (iii) the Lessee may include in any request for a Supplemental Financing only Capital Improvements not previously financed in any Supplemental Financing and which have been installed or affixed no earlier than three calendar years before the beginning of the calendar year in which such Supplemental Financing occurs;




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6091. BURNHAM.1106.47:1

                     (iv) the total amount of all Supplemental  Financing during the Basic Lease Term shall not exceed the Lessor's Portion of $100, 000,0007

                         (v) unless waived by the Owner  Participant,  the Bonds
                issued and outstanding under the Collateral Trust Indenture shall be rated no less than "investment grade", as determined by Standard & Poor's Corporation and Moody's Investors Service, Inc.,

                         (vi) the sum of the  Supplemental  Financing Amount and
                any Additional Equity Investment shall not exceed that portion of the cost of Capital Improvements which, when financed, will constitute an addition to the Owner Participant's basis under section 1012 or 1016 of the Code;

                      (vii) in the  opinion of  independent  tax  counsel to the
                Owner Participant, such Supplemental Financing shall not result in adverse tax consequences to the Owner Participant or adversely affect the status of this Facility Lease as a "true lease" for Federal tax purposes, and the Owner Participant and the Lessee shall have agreed upon the amount and manner of payment of the indemnity, if any, payable by the Lessee as a consequence of such Supplemental Financing;

                    (viii) the Additional Motes shall have a final maturity date no later than January 15, 2016;

                      (ix) the  Lessee  shall  have made  such  representations, warranties and covenants regarding the tax characteristics of the Lessor's undivided interest in each Capital Improvement as the Owner Participant reasonably requests, and the Tax Indemnification Agreement shall have been appropriately modified;

                       (x)  appropriate   adjustments  to  Basic  Rent  and  the
                schedules of Casualty Values, Special Casualty Values and Termination Values shall have been agreed to by the Owner Participant;



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6091.BURNHAM.1106.47:1

                       (xi) the Lessee  shall pay to the Lessor an amount  equal
                to all out-of-pocket costs and expenses reasonably incurred by the Lessor or the Owner Participant and not financed as a part of such Supplemental Financing or reflected in adjustments to Basic Rent;

                    (xii) no Default or Event of Default shall have occurred and be continuing:

                    (xiii) the Lessee shall enter into such agreements and shall have provided such tax indemnities, representations, warranties, covenants, opinions, certificates and other documents as the Owner Participant shall reasonably request; and

                    (xiv) in the  reasonable  opinion of the Owner  Participant, such Supplemental Financing shall not result in any adverse accounting or financial consequences to the Owner Participant.

                  (g) Useful Life. If the Lessee shall not theretofore have exercised its option under Section 13 to purchase the Undivided Interest and the Real Property Interest, then (i) if the Lessee shall not theretofore have exercised its option to renew the Lease pursuant to Section 12, on January .15, 2015, the Lessee shall initiate the Appraisal Procedure to determine the remaining Economic Useful Life of Unit 2 as of July 15, 2015 and (ii) on the Rent Payment Date occurring one year prior to the end of the Renewal Term, if any, the Lessee shall initiate the Appraisal Procedure to determine the remaining Economic Useful Life of Unit 2 as of the date six months prior to the end of the Renewal Term. The Lessee and the Lessor agree to use their best efforts to ensure that such determination of remaining economic useful life is made no later than July 15, 2015 (in the case of the first such determination) and six months prior to the end of the Renewal Term (in the case of the second such determination)

                SECTION 9. Event of Loss; Deemed Loss Event.

                (a) Damage or Loss. In the event that Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) or any similar provision of the ANPP Participation Agreement (as in effect on such date) shall



                                      -22-

6091.BURNHAM.1106.47:l
become applicable, or an Event of Loss, a Requisition of Use or a Requisition of Title shall occur, or Unit 2 or the Common Facilities or any substantial part thereof shall suffer destruction, damage, loss, condemnation, confiscation, theft or seizure for any reason whatsoever, such fact shall promptly, and in any case within five Business Days following any such event, be reported by the Lessee to the Lessor and the Owner Participant.

                (b) Repair. The Lessee shall promptly make any and all payments required of the Lessee under the provisions of the ANPP Participation Agreement relating to damage or destruction or the like to Unit 2 or the Common Facilities or any portion thereof; provided, however, that the Lessee shall in no event be obligated to make or join in any agreement under Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) concerning repairs to or reconstruction of Unit 2 or the Common Facilities.

                  (a) Payment of Casualty Value. Except as otherwise provided in the definition of the term "Final Shutdown", an Event of Loss shall not occur unless. and until the Owner Participant delivers to the Lessor and the Lessee a written notice identifying the applicable event and declaring that such event constitutes an Event of Loss hereunder. On the Basic Rent Payment Date next following receipt by the Lessee of a written notice from the Lessor that an Event of Loss has occurred, the Lessee shall pay to the Lessor all Basic Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) Casualty Value determined as of such Basic Rent Payment Date over (ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. (a) Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(c) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing), and (b) at any time after the occurrence of an Event of Loss the Lessor may:



                                      -23-

6091.BURNHAM.1106.47:l

                       (i) if Section 16.2 of the ANPP  Participation  Agreement
                (as in effect on the date hereof) or any similar provision of the ANPP Participation Agreement (as in effect on such date) shall be applicable and the Lessee shall have declined, but one or more of the other ANPP Participants shall have elected, to reconstruct or restore Unit 2, as permitted by the ANPP Participation Agreement, Transfer the Undivided Interest and the Real Property Interest to such electing ANPP Participants, as required by, and in the proportions set forth in, the ANPP
                Participation Agreement, in which case the Lessee shall be entitled to receive the "salvage value" purchase price allocable to the Undivided Interest and he Real Property Interest; or

                         (ii) if  clause  (i)  above  shall  not be  applicable,
                Transfer the Undivided Interest and the Real Property Interest to the Lessee.

If the Lessee shall not have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the Owner Participant shall have received under
Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this section 9(c) (including interest, if any, thereon pursuant to section 3(b) (iii) hereof, the Lessor shall retain the Undivided Interest and the Real Property Interest, subject to the terms of this Facility Lease and section 7(b) (4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

                  (d) Payment of special Casualty Value. A Deemed Loss Event shall not occur unless and until the Owner Participant delivers to the Lessee a written notice identifying the applicable event and declaring that such event constitutes a Deemed Loss Event hereunder. On the fifteenth day of the month during which a Deemed Loss Event shall have occurred (or, if such Deemed Loss Event shall occur after the fifteenth day of such month, the fifteenth day of the next following month), the Lessee shall pay to the Lessor (x) an amount equal to the excess of (i) special Casualty Value determined as of the date such payment is due over


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6O91.BURNHAM.1106.47:1

(ii) the principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such day, plus (y) if such fifteenth day is a Basic Rent Payment Date, all Basic Rent due on such Basic Rent Payment Date. (a) Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(d) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing), and (b) at any time after the occurrence of a Deemed Loss Event, the Lessor may, Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the liabilities and obligations of the Owner Trustee under the Indenture and the Notes in accordance with section 3.9(b) of the Indenture, but the Owner Participant shall have received under Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this section 9(d) (including interest, if any, thereon pursuant to Section 3(b) (iii)), the Lessor shall retain the Undivided Interest and the Real Property Interest, subject to the terms of this Facility Lease and
Section 7(b)(4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes Outstanding and
(ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

                  (e) Requisition of Use. In the case of a Requisition of Use not constituting an Event of Loss, this Facility Lease shall continue, and each and every obligation of the Lessee hereunder and under each Transaction Document shall remain in full force and effect, So long as no Default or Event of Default shall have occurred and be continuing, the Lessee shall be entitled to all sums received by reason of any such Requisition of Use for the period ending on the Lease Termination Date, and the Lessor shall be entitled to all sums received by reason of any such Requisition of Use for the period after the Lease Termination Date.




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

                  (f) Termination or Continuation of Obligations. Until the Lessee shall have made the payments specified in Section 9(c) or 9(d), the Lessee shall make all payments of Rent when due; and the Lessee shall thereafter be required to make all payments of Supplemental Rent as and when due. In the event that the Lessee shall assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, upon receipt by the Owner Participant under Section 5.2 of the Indenture of the payments specified in Section 9(c) or 9 (d) and payment by the Lessee of all other Rent due and owing through and including the date of payment (including Basic Rent due on or accrued through such date, as the case may be), the Lease Term shall end and the Lessee's obligation to pay further Basic Rent shall cease. So long as no Event of Default shall have occurred and be continuing, if as a consequence of a Deemed Loss Event, a Special Purchase Event, an exercise of the Cure Option or otherwise, the Lessee is required to purchase the Undivided Interest and the Real Property Interest, this Facility Lease shall not be terminated nor shall the use or possession of the Undivided Interest or the Real Property Interest be transferred by the Lessee to the Lessor or to any other Person prior to the actual purchase of the Undivided Interest and the Real Property Interest by the Lessee.

                (g) Application of Payments on an Event of Loss. My payments received at any time by the Lessor or the Lessee (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to Section 10(b)) from any Governmental Authority, insurer or other Person (except the Lessee) as a result of the occurrence of an Event of Loss shall be applied as follows:

                         (i) all such  payments  shall be  promptly  paid to the
                Lessor for application pursuant to the following provisions of this Section 9(g), except that the Lessee may retain any amounts that would at the time be payable to the Lessee as reimbursement under the provisions of clause (ii) below;

                       (ii) so much of such  payments  as shall not  exceed  the
                amount required to be paid by the Lessee pursuant to Section 9(c) (ignoring, for this purpose, clause (ii) of the first sentence thereof) shall be applied in reduction of the Lessee's obligation to pay

6091. BURNHAM. 1106.47:1
                 such amount if not already paid by the Lessee or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of such amount; and

                    (iii) the balance, if any, of such payments remaining thereafter shall be divided bet'4een the Lessor and the Lessee, as their interests may appear.

                (xi) Application of Payments Not Relating to an Event of Loss. Payments received at any time by the Lessor (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to Section 10(b)) or the Lessee from any Governmental Authority, insurer or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or requisition of title to or requisition of use of, Unit 2 or the Common Facilities, or any part thereof, not constituting an Event of Loss shall be applied first to reimburse the Lessee for all amounts expended in respect of the repair, replacement or reconstruction of Unit 3 or the Common Facilities, or any part thereof, as provided in Section 9(b), and second the balance, if any, of such payments shall be divided between the Lessor and the Lessee as their interests may appear.

                  (i) Disposition at rise of Event of Default. Notwithstanding the foregoing provisions of this Section 9, if an Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to
Section 10 or this Section 9 shall be paid to the Lessor as security for the obligations of the Lessee under this Facility Lease and, at such time thereafter as the Lessee shall have cured any such Event of Default, such amount shall be paid promptly to the Lessee unless this Facility Lease shall have theretofore been declared to be in default, in which event such amount shall be disposed of in accordance with the provisions hereof and of the Indenture.

                  (j) Assumption of Notes; Creation of Lien on Undivided Interest. In connection with a declared Event of Loss, a declared Deemed Loss Event or the exercise of the Cure Option, (i) the Lessee agrees to use its best efforts to comply with the conditions respecting its assumption of all the obligations and liabilities of the

6091.BURNHAN.1106.47:l

Owner Trustee under the Indenture and the Outstanding Notes set forth in Section 3.9(b) of the Indenture, and (ii) the Lessor agrees that, if the Lessee fails to assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Outstanding Notes in accordance with Section 3.9(b) of the Indenture, not later than two Business Days prior to the date on which the Lessee is required to make the payments specified in Section 9(c), 9(d) or 16(e), the Lessor will cause the Undivided Interest and the Real Property Interest to be subjected to the Lien of the Indenture by executing and delivering to the Indenture Trustee the Undivided Interest Indenture Supplement.

                 SECTION 10. Insurance.

                  (a)Required Insurance. The Lessee will use its best efforts to cause the Operating Agent to carry and maintain insurance required under the ANPP Participation Agreement and will make all payments required of the Lessee under the ANPP Participation Agreement in respect of such insurance. The Lessee will at all times maintain, directly or through the Operating Agent, policies of casualty and nuclear liability and other liability in5urance with respect to the Undivided Interest and the Real Property Interest in such amounts and with such coverage as shall be adequate in accordance with prudent utility practice. Any policies of insurance in respect of destruction, damage, loss, theft or other casualty to the Undivided Interest, the Real Property Interest, Unit 2, the Caution Facilities or any part thereof shall name the Lessor (and, to the extent practicable, the Owner Participant) as an additional insured, as its Interest (or their interests) may appear, and any policies with respect to nuclear liability insurance with respect to the Undivided Interest, the Real Property Interest, Unit 2, the Common Facilities, or any part thereof, shall include all Indemnitees as insureds, through an omnibus definition of "insureds" or through endorsement; provided, however, that if the Operating Agent, as trustee, shall become the loss payee under any policy of insurance constituting Project Insurance, then the Lessor and the Owner Participant shall be and be made beneficiaries of the trust arrangement under which the Operating Agent acts as trustee. The Lessee shall, on or before March 1 of each year, commencing March 1, 1987, furnish to the Lessor and the Owner Participant (A) a report signed by

6091.BURNHAM 1106.47:1
the broker or brokers for the PVNGS insurance (or if insurance is placed directly by the Operating Agent, by the Operating Agent) (i) showing the insurance then maintained by the ANPP Participants with respect to PVNGS, (ii) stating that no premiums are then delinquent, and (iii) stating that the insurance maintained by the ANPP Participants with respect to PVNGS is in accordance with the terms of (1) the ANPP Participation Agreement and (2) this
Section 10 (B) a report signed by the broker or brokers for the Lessees insurance (or if insurance is placed directly by the Lessee, a certificate signed by the Lessee) showing the separate insurance, if any, then maintained by the Lessee with respect to its interest in PVNGS and stating that no premiums under such insurance are delinquent; (C) a certificate signed by the Lessee stating that the insurance maintained by the ANPP Participants and by the Lessee, identified on the reports to be delivered pursuant to clauses (A) and
(B), is in accordance with prudent utility practice within the nuclear industry, the ANPP Participation Agreement and this Section 10; and (0) upon the request of the Lessor or the Owner Participant, copies (to the extent permitted by the issuers of such policies) of policies so maintained. Any report by an insurance broker with respect to clause (A) (iii) (1) may be made in reliance upon a schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance (by coverage, limits, insureds and other pertinent details) required to be maintained under the ANPP Participation Agreement. Any report with respect to clause (A) (iii) (2) may be made in reliance upon a similar schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance required to be maintained under this Section 10. All insurance proceeds paid in respect of damage, destruction, loss, theft or other casualty to the Undivided Interest or the Real Property Interest shall be applied as provided in Section 9(g), (h) or (i), as the case may be, subject, however, to any priority allocations of such proceeds to decontamination and debris removal set forth in the insurance policies or required under Applicable Law. In the event that either the Operating Agent or the Lessee delivers a certificate pursuant to clause (A) or (B) above, the Owner Participant shall be entitled to receive (if it so requests and if the insurer will issue the same) a report from any insurer listed in such certificate.

6091.BURNHAM.1106.47:1

                  (b) Permitted Insurance. Nothing in this Section 10 shall prohibit the Lessee from placing, at its expense, insurance on or with respect to the cost of purchasing replacement power, naming the Lessee as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the availability of insurance to be provided or maintained in accordance with
Section 10(a). Nothing in this Section 10 shall prohibit the Lessor or the Owner Participant from placing at its expense other insurance on or with respect to Unit 2, the Common Facilities, the Undivided Interest or the Real Property Interest or the operation of Unit 2, naming the Lessor or the Owner Participant as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the insurance to be provided or maintained in accordance with
Section 10(a).

                 SECTION 11. Rights to Assign or Sublease.

                  (a) Assignment or Sublease by the Lessee. Without the prior written consent of the Lessor, the Lessee shall not encumber (except for Permitted Liens), or assign, sublease or transfer its leasehold interest in the Undivided Interest or the Real Property Interest under this Facility Lease, except that the Lessee may assign its leasehold interest under this Facility Lease in the Undivided Interest or the Real Property Interest to a wholly owned subsidiary of the Lessee or of the Lessee's parent if such subsidiary's obligations under this Facility Lease and any other Transaction Documents which may be assumed by such subsidiary shall be guaranteed by the original Lessee under this Facility Lease pursuant to a valid and enforceable guarantee satisfactory in all respects to the Lessor and the Owner Participant. The Lessee shall not, without the prior written consent of the Lessor and the Owner Participant, part with the possession of, or suffer or allow to pass out of its possession, the Undivided Interest, the Real Property Interest or any interest therein, except to the extent required pursuant to the ANPP Participation Agreement or expressly permitted by the provisions of this Facility Lease (including, without limitation, the first sentence of this Section 11(a)), or any other Transaction Document.

6091.BURNHAM.1106.47:1

                  (b) Assignment by Lessor as Security for Lessor's Obligations. To secure the indebtedness evidenced by the Notes, the Lessor will assign to the Indenture Trustee (x) its right, title and interest to receive certain payments of Rent (not including, in any event, Excepted Payments), to the extent provided in the Indenture and (y) if and when required by Section 9(j), its right, title and interest in the Undivided Interest and the Real Property Interest. The Lessee hereby (a) consents to such assignment pursuant to clause (x) of the first sentence of this paragraph (b) and the terms of the Indenture, (b) agrees to pay directly to the Indenture Trustee at the Indenture Trustee's Office (50 long as the lien of the Indenture has not been satisfied and discharged and the Lessor is obligated thereunder) all amounts of Rent (other than Excepted Payments) due or to become due to the Lessor that shall be required to be paid to the Indenture Trustee pursuant to the Indenture, Cc) agrees that the right of the Indenture Trustee to any such payments shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, those circumstances set forth in Section 4, and (4) agrees that, to the extent provided in the Indenture and until the Indenture is discharged in accordance with its terms, the Indenture Trustee shall have all the right. of the Lessor hereunder with respect to Assigned Payments as if the Indenture Trustee had originally been named herein as the Lessor.

                 SECTION 12. Lease Renewal.

                Subject to the notice requirements set forth in Section 13(a), at the end of the Basic Lease Term, provided, that no Default or Event of Default shall have occurred and be continuing hereunder, or Event of Loss or Deemed Loss Event shall have occurred, and all Notes shall have been paid in full, the Lessee shall have the right to renew the term of this Facility Lease for a period commencing January 15, 2016, and ending on January 15, 2018 (the Fixed Rate Renewal Term), during which period the Basic Rent payable shall be the rental provided in Section 3(a)(iii).

                  SECTION 13. Notices for Renewal or Purchase; Purchase Options.

                  (a) Notice; Determination of Values; Appraisal Procedure. Not later than (i) three years nor earlier than five years prior to the expiration date of the Basic Lease Term or (ii) two years, six-months prior to the expiration date of the Renewal Term, as the case may be, the Lessee shall give to the Lessor written notice of its election either to (A) return the Undivided

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

Interest and the Real Property  Interest to the Lessor  pursuant to Section 5 or
(B) (x) in the case of clause (i) above, (I) exercise the renewal option permitted by Section 12 or (II) exercise the purchase option permitted by
Section 13(b) or (y) in the case of clause (ii) above, exercise such purchase option. If the notice specified in clause (B) (x) of the preceding sentence is given then not later than two years prior to the expiration date of the Basic Lease Term the Lessee will give the Lessor written notice of its election either to exercise the purchase option permitted by Section 13(b) or the renewal option permitted by Section 12. Any such election shall be irrevocable as to the Lessee, but no such election shall be binding on the Lessor if, on the effective date thereof, an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred. Promptly after giving notice pursuant to clause (B) (x) (II) or (B) (y) of the first sentence of this
Section 13(a), the Lessee and the Owner Participant shall agree upon the Fair Market Sales value of the Undivided Interest and the Real Property Interest, or, if within three months after the date of the Lessee's notice the Lessee and the Owner Participant shall be unable so to agree, such values shall be determined by the Appraisal Procedure.

                  (b) Purchase Option at Expiration of the Term Subject to the notice requirements set forth in Section 13(a), unless an Event of Default shall have occurred and be continuing, or an Event of Loss or a Deemed Loss Event shall have been declared, on the date of the expiration of the Basic Lease Term or the Renewal Term (if elected) the Lessee shall have the right to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the Fair Market Sales Value thereof.

                (C) Special Purchase Event. If, or before the Refunding Date, the Owner Participant shall reasonably determine (in consultation with Milbank, Tweed, Hadley & McCloy and Rodey, Dickason, Sloan, Akin & Robb, P.A.), or if the Lessee, in its reasonable judgment, shall determine, that there is a material risk that the Weighted Factor will exceed ll.25%, then, unless (subject to Section 3(h) hereof in all events) by unilateral action of the Lessor the Basic Rent shall have been reduced such that the Weighted Factor does not exceed 11.25%, the Lessee shall purchase the Undivided Interest and the Real Property

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

Interest from the Lessor, on a Business Day specified by the Lessor to. the Lessee by not less than 30 days (or, if there is a material risk that the Weighted Factor will exceed 11.25% within a shorter period, a number of days one day less than such shorter period) prior notice, for a purchase price equal to the greater of (i) the Fair Market Sales Value thereof and (ii) Casualty Value as of the Basic Rent Payment Date first preceding the date of such purchase or as of the date of such purchase, if such date shall be a Basic Rent Payment Date, plus, if such purchase date shall not be a Basic Rent Payment Date, a proration of Basic Rent to the date of purchase.

                (d) Purchase of the Undivided Interest; Payment, Etc. If the Lessee shall have elected or be required to purchase the Undivided Interest and the Real Property Interest pursuant to section 13(b) or 13(c), payment by the Lessee of the purchase price for the Undivided Interest and the Real Property Interest shall be made in immediately available fund., whereupon the Lessor shall Transfer the Undivided Interest and the Real Property Interest to the Lessee.

                 SECTION 14. Termination for Obsolescence.

                  (a) Termination Notice. Notwithstanding any provision herein contained to the contrary, unless a Default or an Event of Default shall have occurred and be continuing, or an Event of Loss or Deemed Loss Event shall have occurred, the Lessee shall, if the Lessee's Board of Directors has adopted and there is in effect on or after January 15, 1997 and on or prior to January 15, 2013 a resolution determining that Unit 2 is (A) uneconomic to the Lessee or (B) economically obsolete for any reason, give prompt written notice (a Termination Notice) to the Lessor, the Owner Participant and the Indenture Trustee (which notice shall be irrevocable) of such resolution and shall terminate this Facility Lease on the first Basic Rent Payment Date occurring after the later of January 1, 1997 and the date of such resolution (the Termination Date). If the Lessee shall give the Lessor a Termination Notice, the Lessee shall, as agent for the Lessor, use its best efforts to obtain cash bids for the purchase of the Undivided Interest and the Real Property Interest, together with the interest of the Lessor under the Assignment and Assumption. The Lessor shall also have the right to obtain such cash bids, either directly or through agents other than the



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
Lessee. The Lessee shall certify to the Lessor within ten days after the Lessee's receipt of each bid (and, in any event, prior to the Termination Date) the amount and terms thereof and the name and address of the party (which shall not be the Lessee or any Affiliate of the Lessee) submitting such bid.

                  (b) Right of Lessor to Retain Undivided Interest upon Termination. The Lessor may elect to retain, rather than sell, the Undivided Interest and the Real Property Interest by giving notice to the Lessee and the Indenture Trustee prior to the Termination Date. It shall be a condition precedent to the Lessor's right to retain the Undivided Interest and the Real Property Interest that on or prior to the Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee, the unpaid principal amount of all Notes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. If the Lessor elects to retain the Undivided Interest and the Real Property Interest pursuant to this section L4(b), the Lessee shall pay to the Lessor on the Termination Date the Basic Rent and any other Rent due or accrued, as the case may be, to and including the Termination Date, together with an amount equal to the excess, if any, of the Termination Value as of the Termination Date aver the highest bona tide offer received pursuant to section 14(a).

                  (C) Events on the Termination Date. If the Lessor has not elected to retain the Undivided Interest and the Real Property Interest as provided in section 14(b), on the Termination Date the Lessor shall (upon receipt of the sale price and all additional payments specified in the next sentence) Transfer the Undivided Interest and the Real Property Interest for cash to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest bid on or before the Termination Date. The total sale price realized at such sale shall be retained by the Lessor (subject, however, to the terms of the Indenture and the requirement that there shall have been paid, or provision for payment made, to the Indenture Trustee the unpaid principal amount of all Notes outstanding on the Termination Date and all premium, if any, and interest accrued and unpaid on the date of payment) and, in addition, on the Termination Date the Lessee shall pay to the Lessor (A) the excess, if any, of the Termination Value as of the Termination Date over the net

6O9l.BURNHAM.1lO6.47:l
sale price of the Undivided Interest and the Real Property Interest and (B) any Basic Rent due or accrued, as the case may be, to and including the Termination Date and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Termination Date shall cease and the Basic Lease Term shall end on the Termination Date; provided however, that, in the event of termination of this Facility Lease pursuant to this
Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided in section 15.10 thereof) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination. If, other than as a result of the Lessor's election to retain the Undivided Interest and the Real Property Interest as provided in section 14(b), on or as of the Termination Date no such sale shall occur or the Lessee shall not have complied in full with this Section 14, this Facility Lease shall continue in full force and effect in accordance with its terms without prejudice to the Lessee's right to exercise its rights under this section 14 thereafter, except that the Lessee shall not be entitled to deliver another Termination Notice during the 3-year period following such Termination Date. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise take any action in connection with any such sale other than, if the Lessor has not elected to retain the Undivided Interest and the Real Property Interest, to Transfer the Undivided Interest and the Real Property Interest to the purchaser named in the highest bid certified by the Lessee to the Lessor or obtained by the Lessor, against receipt of the payments provided for herein (but only if such purchaser has obtained all requisite Governmental Action in connection therewith)

                  (d) Early Termination Notice. In the event that the Lessee shall fail to exercise its renewal option or purchase option within the time limit provided by Section 13(a), the Lessor shall have the option, on any Basic Rent Payment Date thereafter, on at least 120 days prior written notice (an Early Termination Notice) to the Lessee and the Indenture Trustee, to terminate this Facility Lease on the Basic Rent Payment Date specified in such notice (the Early Termination Date). Any Early Termination Notice may be revoked by the Lessor at any time on or prior to the Early Termination Date.

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



                (e) Events on the Early Termination Date. On the Early Termination Date the Lessor shall, at its option, (i) Transfer the Undivided Interest and the Real Property Interest to the bidder (other than the Lessee or any Affiliate of the Lessee) selected by the Lessor or (ii) retain the Undivided Interest and the Real Property Interest. It shall be a condition precedent to the Lessor's right to sell or retain the Undivided Interest and the Real Property Interest that on or prior to the Early Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee on such date the unpaid principal amount of all Notes outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. The total sale price realized at any such sale shall be retained by the Lessor and, in addition, on the Early Termination Date the Lessee shall pay to the Lessor any Basic Rent due or accrued, as the case may be, to and including the Early Termination Date, and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Early Termination Date shall cease and the Lease Term shall end on the Early Termination Date; provided, however, that in the event of the termination of this Facility Lease pursuant to this Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided in Section 15.10 thereof) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination.

                SECTION 15. Events of Default.

                The term Event of Default, wherever used herein, shall mean any of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any Applicable Law or Governmental Action):

6091.BURNHAM. 1106.47:1

                       (i) the Lessee  shall fail to make,  or cause to be made,
                (x) payment of Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option when due, (y) any payment of Basic Rent within S Business Days after the same shall become due or (z) any payment of Supplemental Rent (other than Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option) within 20 days after the same shall become due or demanded, as the case may be: or

                       (ii) the Lessee  shall  fail to  perform  or observe  any
                covenant, condition or agreement to be performed or observed by it under Section 10(b) (3) (i) , 10(b) (3) (ii), 10(b) (3) (iii)
                or 10(b) (3) (iv) of the Participation Agreement or section 7, 10 (other than failure of the Lessee to cause to be delivered the insurance certificates (other than the Certificate of the Lessee) described therein provided that the Owner Participant shall have received within S Business Days after its request therefor other confirmation reasonably satisfactory to it of the existence in full force and effect of the insurance referred to in Section 10), or it of this Facility Lease; or

                    (iii) the remaining Economic Useful Life of Unit 2, as determined under Section 8(g) if required thereby to be so determined, shall be (x) as of the date six months prior to the end of the Basic Lease Term, less than five and one-half years or (y) as of the date six months prior to the end of the Renewal Term, three and one-half years: or

                       (iv) the Lessee  shall  fail to  perform  or observe  any
                covenant or  agreement  to be  performed or observed by it under
                Section 10(b) (3) (viii) of the Participation Agreement and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

6091. BURNHAM. 1106.47:1

                       (v) the Lessee shall fail to perform its  agreements  set
                forth in the first sentence of Section 5(a); or

                      (vi) the Lessee  shall  fail to  perform  or  observe  any covenant, condition or agreement (other than those referred to in clauses (i) through (v) above) to be performed or observed by it under this Facility Lease or any other Transaction Document, and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder: or

                    (vii) any  representation  or warranty made by the Lessee in this Facility Lease, any other Transaction Document (other than the Tax Indemnification Agreement) or any agreement, document or certificate delivered by the Lessee in connection herewith or therewith shall prove to have been incorrect in any material respect when any such representation or warranty was made or given and shall remain material and materially incorrect at the time in question: or

                       (viii) the Lessee (which term shall include, for purposes
                of this clause (viii) and clauses (ix), (x) and (xi) below, any predecessor Lessee that guarantees the obligations of the Lessee hereunder pursuant to Section 11(a) hereof) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking of possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action


                                      -36-

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


                 to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against the Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 consecutive days; or

                       (ix) final judgment for the payment of money in excess of
                $1,000,000 shall be rendered against the Lessee and the Lessee shall not have discharged the same or provided for its discharge in accordance with its terms or bonded the same or procured a stay of execution thereof within 6O day. from the entry thereof: or

                         (x) (1) a default by the Lessee under the ANPP Participation Agreement in consequence of which the Lessee's right to receive its Generation Entitlement Share in PVNGS is suspended by the other ANPP Participants, or (2) the giving by any ANPP Participant of a notice under Section 23.2 (or any comparable successor provision) of the ANPP Participation Agreement respecting a default thereunder by the Lessee and the lapse of 20 Business Days from the giving of such notice without the Lessee having cured such default: provided, however, that for purposes of this clause (2) if the Lessee shall have in good faith disputed the existence or nature of a default and such dispute shall have become the subject of an arbitration under
                Section 24 (or any comparable successor provision) of the ANPP Participation Agreement, such 20 Business Day period shall commence on the date of the final determination of the board of arbitrators under such Section 24; or

6091.BURNHAM.1106.47:l

                       (xi) (1) the Lessee  shall fail to pay when due  (whether
                by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Debt and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, but only if the Lessee shall have received notice of such failure or a Responsible Officer of the Lessee shall have actual knowledge of such failure; or (2) any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt, but only if the Lessee shall have received notice of such default or event or a Responsible officer of the Lessee shall have actual knowledge of such default or event.

                 SECTION 16. Remedies.

                (a) Remedies. Upon the occurrence of any Event of Default and so long as the same shall be continuing, the Lessor may, at its option, declare this Facility Lease to be in default by written notice to such effect given to the Lessee, and may, except as hereinbelow expressly otherwise set forth, exercise one or more of the following remedies as the Lessor in its sole discretion shall elect:

                       (i) the Lessor may,  by notice to the Lessee,  rescind or
                terminate this Facility Lease;

                         (ii) the  Lessor may (x) demand  that the  Lessee,  and
                thereupon the Lessee shall, return possession of the Undivided Interest and the Real Property Interest promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Facility Lease as if the undivided Interest oand the Real Property Interest were being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (y) subject to Applicable Law, enter upon the PVNGS Site and take immediate possession of (to the exclusion of the Lessee)

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


                the Undivided Interest and the Real Property Interest, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise:

                    (iii) the Lessor  may sell the  Undivided  Interest  and the
                Real Property Interest, or any part thereof, together with any interest of the Lessor under the Assignment and Assumption, at public or private sale in a commercially reasonable manner, as the Lessor may determine, free and clear of any rights of the Lessee in the undivided Interest and the Real Property Interest and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (v) or (vi) below if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under clause (V) or (vi) below if the Lessor shall elect to exercise its rights thereunder);

                       (iv) the  Lessor  may hold,  keep idle or lease to others
                all or any part of the Undivided Interest and the Real Property Interest, as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent for periods commencing after the Lessee shall have been deprived of use of the Undivided Interest and the Real Property Interest pursuant to this clause (iv) shall be reduced by an amount equal to the net proceeds, if any, received by the Lessor from leasing the Undivided Interest and the Real Property Interest to any Person other than the Lessee for the same periods or any portion thereof;

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

                       (v) except in the case of an Event of  Default  specified
                in clause (iii) or clause (v) of Section 15 (subject, however, to the proviso to the first sentence of Section 16(c) hereof), the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise its rights under clause
                (i), (ii), (iii) or (iv) above, demand, by written notice to the Lessee specifying a payment date which shall be a Basic Rent Payment Date not earlier than 10 days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Basic Rent Payment Date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the Basic Rent Payment Date specified in such notice), any unpaid Rent due through the Basic Rent Payment Date specified in such notice plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the interest rate specified in Section 3(b)
                (iii) from the Basic Rent Payment Date specified in such notice to the date of actual payment) (and, in the case of (D) below, upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment) Transfer to the Lessee the Undivided Interest and the Real Property Interest):

                                (A) an amount  equal to the  excess,  if any, of
                         (1) Casualty Value, computed as of the Basic Rent Payment Date specified in such notice, over (2) the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 2) until the end of the remaining useful life of Unit 2, after discounting such Fair Market Rental value semi-annually to present value as of the Basic Rent Payment Date specified in such notice at a rate of ; of per annum;

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

                                (B) an amount  equal to the  excess,  if any, of
                         (1) such Casualty Value over (2) the Fair Market Sales Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 2) as of the Basic Rent Payment Date specified in such notice;

                                (C ) an amount  equal to the excess,  if any, of
                         (1) the present value as of the Basic Rent Payment Date specified in such notice of all installments of Basic Rent until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum, over (2) the present value as of such Basic Rent Payment Date of the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 2) until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum; or

                                (D) an amount equal to higher of (1) the Casualty Value, computed as of the Basic Rent Payment Date specified in such notice or (2) the Fair Market Sales Value of the Undivided Interest and the Real Property Interest;

                      (vi) if the  Lessor  shall  have  sold  all the  Undivided
                Interest and the Real Property Interest pursuant to clause (iii) above, the Lessor, in lieu of exercising its rights under clause
                (V) above with respect to the Undivided Interest and the Real Property Interest may, if it shall so elect, but not in the case of an Event of Default specified in clause (iii) or clause (v) of Section 15 (except as provided in the proviso to the first sentence of Section 16(c) hereof), demand that the Lessee pay to



                                      -43-
6091.BURNHAM.1106.47:1
                the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent due for periods commencing after the next Basic Rent Payment Date following the date of such sale), any unpaid Basic Rent due through such Basic Rent Payment Date, plus the amount of any difference between the sale Proceeds and Casualty Value, computed as of such Basic Rent Payment Date, together with interest at the interest rate specified in section 3(b) (iii) on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment:

                      (vii) subject to section 5(b) hereof, in the case of an Event of Default specified in clause (iii) or clause (v) of
                Section 15, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be, in the case of an Event of Default specified in said clause (iii), the last Basic Rent Payment Date of the Lease Term, or, in the case of an Event of Default specified in said clause (V), the date thirty day. after the last Basic Rent Payment Date, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such payment date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due through such Basic Rent Payment Date plus an amount (not less than zero) equal to the Fair Market Sales Value of the Undivided Interest and the Real Property Interest determined as of such Basic Rent Payment Date (together with interest on such amount at the interest rate specified in section 3(b) (iii) from the payment date specified in such notice to the date of actual payment) and upon receipt of such payment the Lessor shall (and may prior to receipt of such payment) Transfer to the Lessee the Undivided Interest and the Real Property Interest.

                  (b) No Release. No rescission or termination of this Facility Lease, in whole or in part, or repossession of the Undivided Interest or the Real Property Interest or exercise of any remedy under paragraph (a) of this
Section 16 shall, except as specifically provided therein, relieve the Lessee of



                                      -44-
6O91.BURNHAM.l1O6.47:l
any of its liabilities and obligations hereunder. In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor or the Owner Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto. At any sale of the Undivided Interest, the Real Property Interest or any part thereof pursuant to this section 16, the Owner Participant, the Lessor or the Indenture Trustee may bid for and purchase such property.

                (C) Remedies Cumulative. Except as expressly set forth therein, no remedy under paragraph (a) of this section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under such paragraph (a) or otherwise available to the Lessor at law or in equity; provided, that if the Lessee is in default of its payment obligations under
Section 16(a)(vii), the Lessor may exercise its other remedies under section 16(a) (except that the maximum amount payable by the Lessee in the event of the exercise by the Lessor of any of the remedies provided for in Section 16(a) (V) or (vi) shall not exceed the total amount payable by the Lessee under Section 16(a) (vii) minus the amount provided in subclause (2) of clause (A), (B) or (C) of such Section 16(a) (v), if the Lessor elects a remedy specified in said clause (A), (B) or (C) , or the difference referred to in Section 16(a)(vi), if the Lessor elects the remedy specified in section 16(a) (vi) hereof. No express or implied waiver by the Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Undivided Interest (including the related Generation Entitlement Share) or Unit 2 in mitigation of the Lessor's damages as set forth in paragraph (a) of this Section 16 or which may otherwise limit or modify any of the Lessor's rights and remedies provided in this Section 16.

6091.BURNHAM.1106.47:1

                  (d) Exercise at Other Rights or Remedies. In addition to all other rights and remedies provided in this Section 16, the Lessor may, except to the extent expressly limited by the provisions of this Section 16, exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damage. for the breach hereof.

                  (e) Special Cure Right of Lessee. In the event a "Notice of Default" is given under Section l5(iv), the Lessee may, on or prior to the occurrence of an Event of Default resulting therefrom, give written notice to the Lessor stating that the Lessee has elected to exercise the option (the Cure Option) provided in this Section 16(e), which election shall be irrevocable as to the Lessee. Promptly after the giving of such notice, the Lessee and the Owner Participant shall agree upon the Fair Market Sales Value of the Undivided Interest and. the Real Property Interest or, if they shall be unable so to agree within one month after the date of the Lessee's notice, such value shall be determined by the Appraisal Procedure; provided, however, that such Value, for purposes of this paragraph (e), shall be determined on the assumption that the purchaser shall be required to pay the full amount of the decommissioning cost of the Undivided Interest. On the Basic Rent Payment Date next following the date that such Fair Market Sales Value shall have been determined, the Lessee shall pay to the Lessor all Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) the greater of such Fair Market Sales Value and the Casualty Value determined as of such Basic Rent Payment Date over (ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. Upon compliance in full by the Lessee with the foregoing provisions of this paragraph (a) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to
Section 3.9(b) of the Indenture, the Lessor shall Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not

609l.BURNHAM.ll06.47:l
have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance With Section 3.9(b) of the Indenture, but the Owner Participant shall have received under Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this paragraph (e) (including interest, if any, thereon pursuant to Section 3(b) (iii)), the Lessor shall retain the Undivided Interest and the Real Property Interest, subject to the terms of this Facility Lease and Section 7(b) (4) of the Participation
Agreement: in which case, without further act an the part of the Lessor or the Lessee, (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then Outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

                 SECTION 17. Notices.

                All communications and notices provided for in this Facility Lease shall be in writing and shall be given in person or by means of telex, telecopy, or other wire transmission, or mailed by registered or certified mail, or delivered by express delivery service, addressed as provided in the Participation Agreement. All such communications and notices given in such manner shall be effective on the date of receipt of such communication or notice.

                  SECTION 18. Successors and Assigns.

                This Facility Lease, including all agreements, covenants, indemnities, representations and warranties, shall be binding upon and inure to the benefit of the Lessor and its successors and permitted assigns, and the Lessee and its successors and, to the extent permitted hereby, assigns.

                 SECTION 19. Right to Perform for Lessee.

                If the Lessee shall fail to make any payment of Rent to be made by it, or shall fail to perform or comply with any of its other agreements contained herein, or fail to make any payment to be made by it under any ANPP Project Agreement, or shall fail to perform or comply with any of its other

6091.BURNHAM.ll06.47:1
agreements contained in any ANPP Project Agreement, either the Lessor or the Owner Participant may, but shall not be obligated to (i) if permitted by Applicable Law, tender such payment, or (ii) if permitted by Applicable Law and the ANPP Project Agreements, effect such performance or compliance, and the amount of such payment and the amount of all costs and expenses (including, without limitation, attorneys' and other professionals' fees and expenses) of the Lessor or the Owner Participant, as the case may be, incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Penalty Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand. In the event that the Lessor or the Owner Participant shall cure any default by the Lessee under the ANPP Participation Agreement, then (so long as an Event of Default has occurred and is continuing) the Lessor, together with each other Person contributing to such cure, shall be entitled (to the full extent enforceable in accordance with Applicable Law and the ANPP Project Agreements) to receive the Generation Entitlement Share of the Lessee under the ANPP Participation Agreement (not limited to Unit 2), with each contributor to such cure to receive a percentage of such Generation Entitlement Share equal to the percentage of the cure contributed thereby.

                 SECTION 20. Additional Covenants.

                The Lessee agrees to comply with and to pay, as Supplemental Rent, all amounts payable by it under the provisions of Section 13 of the Participation Agreement and under the provisions of the Tax Indemnification Agreement and to pay all amounts (if any) which are to be paid by the Lessee under the terms of the Indenture, which provisions are incorporated herein by this reference as fully as if set forth in full at this place. The Lessee agrees to comply with its covenants and agreements set forth in Sections 7(b)(4), 10(b), 14 and 16 of the Participation Agreement and Articles III, IV, V and VI of the Assignment and Assumption, which covenants and agreements are incorporated herein by this reference as fully as if set forth in full at this place.








                                      -43-

6091.BURNHAM.1106.47:1

                 SECTION 21. Lease of Real Property Interest.

                Pursuant to the Deed and the Assignment of Beneficial Interest, the Lessee has sold to the Lessor the Real Property Interest. The Lessor hereby grants to the Lessee a leasehold Interest in the Real Property Interest, such leasehold to be coterminous with the lease of the undivided Interest hereunder.

                SECTION 22. Amendments and Miscellaneous.

                (a) Amendments in writing. The terms of this Facility Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

                  (b) Survival. (1) All indemnities, representations and warranties contained in this Facility Lease and the other Transaction Documents and the Financing Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive, and continue in effect following, the execution and delivery of this Facility Lease and the expiration or other termination of. this Facility Lease.

                (2) The obligations of the Lessee to pay Supplemental Rent and the obligations of the Lessee under Sections 5, 16, 19 and 20 hereof shall survive the expiration or termination of this Facility Lease. The extension of any applicable statute of limitations by the Owner Trustee, the Indenture Trustee, the Lessee, the Owner Participant, the Loan Participant or any Indemnitee shall not affect such survival. The obligations of the Lessee under section 20 are expressly made for the benefit of, and shall be enforceable by, any Indemnitee, separately or together, without declaring this Facility Lease to be in default and notwithstanding any assignment by the Lessor of this Facility Lease or any of its rights thereunder or any disposition of all or any part of any interest in the Undivided Interest, the Real Property Interest, Unit 2 or any other property referred to in this Facility Lease or any other Transaction Document or Financing Document. All payments required to be made pursuant to
Section 20 shall be made directly to, or as otherwise requested by, the Indemnitee entitled thereto upon written demand by such Indernnitee.

6091.BURNHAM.1106.47:1

                (c) Severability of Provisions. Any provision of this Facility Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                (d) True Lease. This Facility Lease is intended as and shall constitute an agreement of lease and nothing herein or elsewhere contained shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest or the Real Property Interest, except as lessee only.

                  (e) Original Lease The single executed original of this Facility Lease marked "THIS CONTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon ohall be the "Original" of this Facility Lease. To the extent that this Facility Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Facility Lease may be created through the transfer or possession of any counterpart other than the "Original".

                  (f) Governing Law. This Facility Lease shall be governed by and construed in accordance with the law of the state of New York, except to the extent that pursuant to the law of the State of Arizona the law of the State of Arizona is mandatorily applicable thereto.

                (g) Headings. The division of this Facility Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Facility Lease.

6091. BURNHAM. 1106.47:1

                  (h) Concerning the Owner Trustee. FNB is entering into this Facility Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding FNB personally but are made and intended for the purpose of binding only the Trust Estate, and this Facility Lease is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against FNB or any successor in trust or the Owner Participant on account of any representation, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder, may look to the Trust Estate for satisfaction of the same and the Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder.

                (i) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York corporation, whose address is so Broad Street, New York, New York 10004, Attention: Assistant Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (j) Counterpart Execution. This Facility Lease may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

6091.BURNHAM. 1106.47:1

                IN WITNESS WHEREOF, each of the parties hereto has caused this Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.


                                       THE FIRST NATIONAL BANK OF
                                        BOSTON, not in its individual capacity,
                                        but solely as Owner Trustee under a
                                        Trust Agreement dated as of
                                        August 12, 1986, with
                                        Burnham Leasing Corporation

                                       By
                                           --------------------------------
                                               Assistant Vice President



                                       PUBLIC SERVICE COMPANY OF NEW MEXICO




                                       By
                                           --------------------------------
                                            Vice President, Revenue Management













6O9l.BURNHAM.1106.47B:l

State of New York      )
                       )ss:
County of New York     )


                The foregoing instrument was acknowledged before me this 17th day of August, 1986, by J.E. STERBA, the Vice President, Revenue Management of PUBLIC SERVICE CONPANY OF NEW MEXICO, a New Mexico corporation, on behalf of said corporation.



                                                   ---------------------------
                                                         Notary Public

                                                 David A. Spivak
                                        Notary Public, State of New York
                                                 No. 31-4693468
                                          Qualified In New York County
                                        Commission Expires March 30, 1987

State of Rev York     )
                      )ss:
County of  New York   )



                The foregoing instrument was acknowledged before me this 17th day of August, 1986, by M. .P.Henry, an Assistant Vice President of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement, dated as of August 12, 1986, with Burnham Leasing Corporation.


                                                   ---------------------------
                                                         Notary Public

                                                 David A. Spivak
                                        Notary Public, State of New York
                                                 No. 31-4693468
                                          Qualified In New York County
                                        Commission Expires March 30, 1987





6091.BURNHAM.1106.47B:1

                                                                      SCHEDULE 1
                                                                              to
                                                                 AMENDMENT NO. 1

                           SCHEDULE OF CASUALTY VALUES

 Basic                                     Basic
  Rent                                     Rent
 Payment        Percentage of             Payment              Percentage of
  Date          Facility Cost               Date               Facility Cost
 -------        -------------             -------              -------------

7/15/1987        107.3214792              1/15/2005             68.4786850
1/15/1988        109.3866622              7/15/2005             65.9549845
7/15/1988        108.7324908              1/15/2006             63.6084475
1/15/1989        110.2890342              7/15/2006             61.2034113
7/15/1989        109.1565103              1/15/2007             58.7383750
1/15/1990        110.2811458              7/15/2007             56.2081600
7/15/1990        108.7437008              1/15/2008             53.5961840
1/15/1991        109.4409749              7/15/2008             50.9465850
7/15/1991        107.4430512              1/15/2009             48.4068189
1/15/1992        107.6449054              7/15/2009             46.0019776
7/15/1992        105.1184914              1/15/2010             43.8093499
1/15/1993        104.7898085              7/15/2010             41.8269965
7/15/1993        104.2034408              1/15/2011             40.1464641
1/15/1994        104.4621918              7/15/2011             38.7720939
7/15/1994        105.0746043              1/15/2012             37.4741344
1/15/1995        105.3313670              7/15/2012             36.0172097
7/15/1995        105.4258440              1/15/2013             34.4124193
1/15/1996        104.3460229              7/15/2013             32.5888575
7/15/1996        103.2076348              1/15/2014             30.5794579
1/15/1997        102.0075284              7/15/2014             28.3092521
7/15/1997        100.7423843              1/15/2015             25.8069882
1/15/1998        98.9769915               7/15/2015             22.9931020
7/15/1998        96.8379410               1/15/2016             20.0000000
1/15/1999        94.7183084
7/15/1999        92.3466042
1/15/2000        89.9930168
7/15/2000        87.3598679
1/15/2001        84.9164720
7/15/2001        83.2856328
1/15/2002        81.1200173
7/15/2002        79.4045153
1/15/2003        77.1226200
7/15/2003        75.3166896
1/15/2004        72.9124246
7/15/2004        71.0116226

                                                                      Schedule 2
                                                                              to
                                                                           Lease

                      SCHEDULE OF SPECIAL CASUALTY VALUES

                      Percentage                                   Percentage
Payment               of Facility            Payment              of Facility
 Date                    Cost                 Date                    Cost
-------               -----------            -------              -----------

1986-Aug              102.1288350             Jul                  107.9900354
Sep                   103.551082              Aug                  106.3566164
Oct                   104.7577969             Sep                  107.2079214
Nov                   105.9690500             Oct                  108.0387451
Dec                   107.1890001             Nov                  108.8729188
1987-Jan              104.7469334             Dec                  109.7104940
Feb                   105.8953117             1991-Jan             106.1221028
Mar                   107.0514101             Feb                  106.9356524
Apr                   108.1807222             Mar                  107.7523828
May                   109.2806319             Apr                  108.5615682
June                  110.3875084             May                  109.3499550
July                  107.0603718             June                 110.1411302
Aug                   105.6584574             July                 106.5057575
Sep                   106.7443686             Aug                  104.7904266
Oct                   107.8004092             Sep                  105.5587490
Nov                   108.8628041             Oct                  106.3059750
Dec                   109.9316515             Nov                  107.0554541
1988-Jan              106.5659987             Dec                  107.8072206
Feb                   107.6060402             1992-Jan             104.1319920
Mar                   108.6522601             Feb                  104.8572360
Apr                   109.6884203             Mar                  105.5845013
May                   110.6998752             Apr                  106.3032497
June                  111.7170637             May                  107.0033501
July                  108.3047423             June                 107.7050799
Aug                   106.8162363             July                 103.9820366
Sep                   107.8143593             Aug                  104.6586589
Oct                   108.7874341             Sep                  105.3366619
Nov                   109.7657228             Oct                  105.9957573
Dec                   110.7493057             Nov                  106.6559602
1989-Jan              107.3029779             Dec                  107.3172872
Feb                   108.2610033             1993-Jan             103.5533963
Mar                   109.2240893             Feb                  104.1884686
Apr                   110.1786578             Mar                  104.8243968
May                   111.1134663             Apr                  105.4521169
June                  112.0529737             May                  106.0605617
July                  108.5676894             June                 106.6694473
Aug                   107.0049947             July                 102.8524714
Sep                   107.9279406             Aug                  103.4335629
Oct                   108.8309099             Sep                  104.4997786
Nov                   109.7381681             Oct                  105.0764842
Dec                   110.6497812             Nov                  105.6532650
1990-Jan              107.1363037             Dec                  106.8642699
Feb                   108.0260386             1994-Jan             103.0346527
Mar                   108.9199462             Feb                  103.6028310
Apr                   109.8071307             Mar                  104.4553998
May                   110.6740871             Apr                  105.6489107
June                  111.5448610             May                  106.2173221

                                                                      Schedule 2
                                                                              to
                                                                           Lease

                SCHEDULE OF SPECIAL CASUALTY VALUES (Continued)

                      Percentage                                   Percentage
Payment               of Facility            Payment              of Facility
 Date                    Cost                 Date                    Cost
-------               -----------            -------              -----------

Jun                   107.4102001             May                  98.3566627
July                  103.5719724             June                 98.5366882
Aug                   104.1313271             Jul                  94.6108969
Sep                   105.3057290             Aug                  95.0805240
Oct                   105.8652448             Sep                  95.2326961
Nov                   106.4248420             Oct                  95.7025449
Dec                   107.5978253             Nov                  96.1725056
1995-Jan              103.7505297             Dec                  96.3225100
Feb                   104.3005918             1999-Jan             92.3853005
Mar                   105.1260528             Feb                  92.8385708
Apr                   106.2796494             Mar                  93.1561225
May                   106.8299640             Apr                  93.2768904
June                  107.6204041             May                  93.7328080
July                  103.7635586             June                 93.8524921
Aug                   104.3038346             July                 89.8985362
Sep                   104.8441977             Aug                  90.3393038
Oct                   105.3846483             Sep                  90.4281252
Nov                   105.9251870             Oct                  90.8691330
Dec                   106.4658145             Nov                  91.3102621
1996-Jan              102.5989118             Dec                  91.3966737
Feb                   103.1288819             2000-Jan             87.4275047
Mar                   103.6589425             Feb                  87.8526842
Apr                   104.1890943             Mar                  88.1248451
May                   104.7193378             Apr                  88.1788585
June                  105.2496736             May                  88.6044141
July                  101.3721795             June                 88.6572213
Aug                   101.8912963             July                 84.6720319
Sep                   102.4105073             Aug                  85.0807963
Oct                   102.9298132             Sep                  85.0994062
Nov                   103.4492145             Oct                  85.5084307
Dec                   103.9687120             Nov                  85.9175865
1997-Jan              100.0800638             Dec                  85.9335180
Feb                   100.3877511             2001-Jan             82.1020842
Mar                   101.0955363             Feb                  82.4951670
Apr                   101.6034203             Mar                  82.7186145
May                   102.1114036             Apr                  83.1119670
June                  102.6194869             May                  83.5181857
July                  98.7190924              June                 83.9247396
Aug                   99.2147432              July                 80.3579202
Sep                   99.5644633              Aug                  80.7448529
Oct                   100.0603188             Sep                  80.7128549
Nov                   100.5562777             Oct                  81.1000693
Dec                   100.7636596             Nov                  81.4874259
1998-Jan              96.8508951              Dec                  81.8749247
Feb                   97.3338705              2002-Jan             78.0511202
Mar                   97.6923678              Feb                  78.4253795
Apr                   97.8733668              Mar                  78.6152248

                                                                      Schedule 2
                                                                              to
                                                                           Lease

                SCHEDULE OF SPECIAL CASUALTY VALUES (Continued)

                      Percentage                                   Percentage
Payment               of Facility            Payment              of Facility
 Date                    Cost                 Date                    Cost
-------               -----------            -------              -----------

Apr                   78.9897761             Mar                   59.8452512
May                   79.3779493             Apr                   60.1390817
June                  79.7664805             May                   60.4501342
July                  76.2061444             June                  60.7617674
Aug                   76.5739367             July                  56.6826356
Sep                   76.4988577             Aug                   56.9579842
Oct                   76.8669550             Sep                   57.2335405
Nov                   77.2352064             Oct                   57.5266386
Dec                   77.6036117             Nov                   57.8202176
2003-Jan              73.7716915             Dec                   58.1142829
Feb                   74.1261158             2007-Jan              54.0165502
Mar                   74.2855097             Feb                   54.2784579
Apr                   74.6402503             Mar                   54.5405818
May                   75.0093948             Apr                   54.8105461
June                  75.3789216             May                   55.0987103
July                  71.8254603             June                  55.3874938
Aug                   72.1730779             July                  51.2861507
Sep                   72.0525336             Aug                   51.5366040
Oct                   72.4004815             Sep                   51.7872821
Nov                   72.7485963             Oct                   52.0564975
Dec                   73.0968779             Nov                   52.3262265
2004-Jan              69.2563525             Dec                   52.5964750
Feb                   69.5898695             2008-Jan              48.4746932
Mar                   69.7172195             Feb                   48.7144424
Apr                   70.0510791             Mar                   48.9545044
May                   7034001690             Apr                   49.2029319
June                  70.7496674             May                   49.4707190
July                  67.2035191             June                  49.7392476
Aug                   67.5298725             July                  45.6106931
Sep                   67.3613448             Aug                   45.8719451
Oct                   67.6880560             Sep                   46.1342662
Nov                   68.0149478             Oct                   46.4175034
Dec                   68.3420203             Nov                   46.7021465
2005-Jan              64.4924555             Dec                   46.9882150
Feb                   64.8039363             2009-Jan              42.8781341
Mar                   64.8974848             Feb                   43.1578937
Apr                   65.2093366             Mar                   43.4394544
May                   65.5372924             Apr                   43.7314754
June                  65.8656845             May                   44.0464023
July                  61.08013766            June                  44.3636692
Aug                   62.1003736             July                  40.2859016
Sep                   62.3995624             Aug                   40.5982101
Oct                   62.7153385             Sep                   40.9132931
Nov                   63.0315647             Oct                   41.2531699
Dec                   63.3482461             Nov                   41.5962444
2006-Jan              59.2725820             Dec                   41.9425639
Feb                   59.5588168             2010-Jan              37.8950478

                                                                      Schedule 2
                                                                              to
                                                                           Lease

                SCHEDULE OF SPECIAL CASUALTY VALUES (Continued)

                      Percentage                                   Percentage
Payment               of Facility            Payment              of Facility
 Date                    Cost                 Date                    Cost
-------               -----------            -------              -----------

Feb                    38.2377974             2014-Jan            22.4047630
Mar                    38.5842871             Feb                 22.6613287
Apr                    38.9441336             Mar                 22.9213712
May                    39.3311627             Apr                 23.1965436
June                   39.7226118             May                 23.5015807
July                   35.7216245             June                23.8108366
Aug                    36.1113307             July                19.7486393
Sep                    36.5060251             Aug                 19.9665246
Oct                    36.9301379             Sep                 20.1872659
Nov                    37.3597676             Oct                 20.4370098
Dec                    37.7949972             Nov                 20.6900970
2011-Jan               33.8392989             Dec                 20.9465759
Feb                    34.2746875             2015-Jan            16.8307614
Mar                    34.7163197             Feb                 16.9941762
Apr                    35.1748850             Mar                 17.1595803
May                    35.6657370             Apr                 17.3386034
June                   36.1636855             May                 17.5459565
July                   32.2888086             June                17.7559696
Aug                    32.7192845             July                13.5929463
Sep                    33.1560274             Aug                 13.7083977
Oct                    33.6251963             Sep                 13.8250716
Nov                    34.1012270             Oct                 13.9690892
Dec                    34.5842234             Nov                 14.1147652
2012-Jan               30.6985566             Dec                 14.2621213
Feb                    31.0958065             2016-Jan            10.0000000
Mar                    31.4987908
Apr                    31.9191123
May                    32.3716265
June                   32.8307241
July                   28.9207704
Aug                    29.2933390
Sep                    29.6712416
Oct                    30.0806639
Nov                    30.4959860
Dec                    30.9172966
2013-Jan               26.9689514
Feb                    27.3025146
Mar                    27.6407882
Apr                    27.9954449
May                    28.3812389
June                   28.7725446
July                   24.7937101
Aug                    25.0962920
Sep                    25.4030845
Oct                    25.7402557
Nov                    26.0821678
Dec                    26.4288911

                                                                      Schedule 3
                                                                              to
                                                                           Lease

                         SCHEDULE OF TERMINATION VALUES

 Basic                                              Basic
 Rent                        Percentage             Rent            Percentage
Payment                     of Facility            Payment         of Facility
 Date                           Cost                Date              Cost
-------                     -----------            -------         -----------

7/15/1987                   106.2908686            1/15/2005        64.3187250
1/15/1988                   105.8330228            7/15/2005        61.6258250
7/15/1988                   107.6163400            1/15/2006        59.1032129
1/15/1989                   106.6463755            7/15/2006        56.5149370
7/15/1989                   107.9477195            1/15/2007        53.8592081
1/15/1990                   106.5420793            7/15/2007        51.1305447
7/15/1990                   107.4345809            1/15/2008        48.3120487
1/15/1991                   105.5974986            7/15/2008        45.4475301
7/15/1991                   103.0252750            1/15/2009        42.6841030
1/15/1992                   103.6003535            7/15/2009        40.0465039
7/15/1992                   103.5830405            1/15/2010        37.6116513
1/15/1993                   103.1919068            7/15/2010        41.8269965
7/15/1993                   102.5405483            1/15/2011        40.1464641
1/15/1994                   102.7316651            7/15/2011        38.7720939
7/15/1994                   103.2736925            1/15/2012        37.4741344
1/15/1995                   103.4572075            7/15/2012        36.0172097
7/15/1995                   103.4754575            1/15/2013        34.4124193
1/15/1996                   102.3163090            7/15/2013        32.5888575
7/15/1996                   101.0953671            1/15/2014        30.5794579
1/15/1997                    99.8093493            7/15/2014        28.3092521
7/15/1997                    98.4547994            1/15/2015        25.8069882
1/15/1998                    96.5933646            7/15/2015        22.9931020
7/15/1998                    94.3604877            1/15/2016        20.0000000
1/15/1999                    92.1400906
7/15/1999                    89.6635235
1/15/2000                    87.2008083
7/15/2000                    84.4540929
1/15/2001                    81.8925115
7/15/2001                    80.1386799
1/15/2002                    77.8450696
7/15/2002                    75.9963669
1/15/2003                    73.5758532
7/15/2003                    71.6256665
1/15/2004                    69.0712779
7/15/2004                    67.0142464

                                   SCHEDULE 4

                                       to
                                 FACLILITY LEASE


                        REAL ESTATE INTEREST DESCRIPTION

                The Real Property Undivided Interest is a (i) 0.6548444% undivided interest in the land described in I below, a (ii) 0.7555556% undivided interest in the rights and interests described in II below, and (iii) a 0.7515556% undivided Interest in the right and interests described in III below.

I.      PVNGS PLAHT SITE

PARCEL NO. 1: Lot Four (4); the Southwest quarter of the Northwest quarter; and the West half of the Southwest quarter, all in Section Two (2), Township One (1) South, Range Six (6) West of the Qua and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 2: All of Section Three (3), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 3: The East half of Section Four (4), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 4: The West half of Section Twenty-six (26), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 5: Section Twenty-seven (27), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the Northwest quarter of Section 27.

PARCEL NO. 6: The Southeast quarter of Section  Twenty-eight (28),  Township One
(1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona: EXCEPT 50% of~a11 oil, gas and other mineral deposits and geothermal resources recovered from or developed on the property, as reserved in instrument recorded May 10, 1974 in Docket 10647, page 136.


6091. BURNHAM. 1106.47:1

PARCEL NO. 7: The East half of Section Thirty-three (33), Township One (1) North, Range Six (6) West of the Gila and salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 8: All of Section Thirty-four (34), Township One (1) North, Range Six
(6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 9: The West half of section Thirty-five (35), Township One (1) North, Range Six (6) West of the Qua and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 10: The Southeast quarter of Section Nine (9), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the Northwest quarter thereof.

PARCEL NO. 11: All of Section Ten (10), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the East half of the Southeast quarter thereof; and EXCEPT the North half of the South half of the Northwest quarter of the Northwest quarter thereof.

PARCEL NO. 12: That part of the East half of the Southwest quarter of Section Twenty-three (23), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

BEGINNING at the Southeast corner of the said East half of the Southwest quarter of Section 23; thence West, an assumed bearing along the South line of the said East half of the Southwest quarter of Section 23, for a distance of 762.04 feet; thence North 0 degrees 03 minutes 39 seconds West; parallel to the East line of the said East half of the Southwest quarter of Section 23, for a distance of 1946.46 feet to a point on the South right-of-way line of the 200 foot wide HM5AYAMPA-5ALCME HIGHWAY, as recorded in Book 12 of Road Maps, page 82, Maricopa County Recorder, Maricopa County, Arizona; thence continuing North 0 degrees 03 minutes 39 seconds West for a distance of 234.15 feet to a point on the North right-of-way line of said highway; thence South 58 degrees 43 minutes 35 seconds


                                       -2-
60911.BURNHAM.1106.47:1

East, along aid North right-of-way line for a distance of 892.17 feet to a point on the said East line of the East half of the Southwest quarter of Section 23; thence South 0 degrees 03 minutes 39 seconds East, along said East line for a distance of 234.15 feet to a point on the said South right-of-way line: thence continuing South 0 degrees 03 minutes 39 seconds East for a distance of 1483.31 feet to the true point of beginning;
                EXCEPT the East 305 feet of the South 305 feet thereof; and EXCEPT one-half of the minerals and mineral rights and mineral estates of every kind and nature, as set forth in Deed recorded in Docket 11652, page 53, Maricopa County Records.

PARCEL NO. 13: The North half of the South half of the Northwest quarter of the Northwest quarter of Section Ten (10), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

II.  HASSAYAMPA PUMPING STATION AND EFFLUENT PIPELINE

                  All real property, leases, licenses, easements, rights-of-way and other property held by Title USA Company of Arizona Trust NO. 530 established by that certain Trust Agreement dated October 15, 1975, as amended, but excluding therefrom all improvements.


III.  MISCELLANEOUS REAL PROPERTY INTERESTS

                Those ANPP Project Agreements (as defined in the ANPP Participation Agreement), in addition to the Trust Agreement for Title USA Company of Arizona Trust 530, consisting of leases, licenses, easements, and permits, which provide land and land rights for (a) the pipeline to supply waste water effluent to PVNGS from the 91st Avenue sewage treatment plant serving the Phoenix Metropolitan area and (b) railroad access to the Nuclear Plant Site (as defined in the ANPP Participation Agreement).

6091.BURNHAM.1106.47:l

                                   SCHEDULE 5

                                       to
                                 FACILITY LEASE


                         UNDIVIDED Interest DESCRIPTION

                  The Undivided interest is (i) a 2.2666667% undivided interest in and to the property described under A below and (ii) a 0.7555556% undivided interest in and to the property described in B below.

                  A. Unit 2 of the Palo Verde Nuclear Generating Station (PNVGS), located in Maricopa County, Arizona, approximately 55 miles west of the City of Phoenix, Arizona, and approximately 16 miles west of the City of Buckeye, Arizona, consisting of:

                    I. Unit 2 Combustion Engineering "System 80" pressurized water reactor nuclear steam supply system (the MISS). The NO is comprised of a reactor vessel containing 241 fuel assemblies with approximately 100 tons of enriched uranium (fuel assemblies, however, are not part of Unit 2 and are not included in the Undivided Interest being sold), two steam generators, four reactor coolant pumps and various additional systems and subsystems. The licensed thermal rating of the NSSS is 3800 MW.

                    II. Unit 2 GE TCEF-43, 1800 RPM tandem-compound, six flow, reheat turbine-generator including turbine, generator, moisture separator-reheater, exciter, controls, and auxiliary subsystems. The turbine-generator is conductor cooled and rated at 1,554 DWA at 24,000 V, 3 phase, 60 HZ,
                    1.5 in Hg ASS back pressure, and approximately 1,363 MW maximum gross electric output.

                    III. Unit 2 146 ft. inside diameter, steel-lined, prestressed concrete cylindrical containment building with a hemispherical dome designed for 60 psig. The containment building houses the reactor system.
                    psig.  The containment building houses the reactor system.

6091.BURNHAM.1106.47:1

                     IV. Unit 2 auxiliary systems and equipment including engineered safeguards systems, reactor auxiliary systems and turbine-generator auxiliary Systems associated with items I, II, and III above, extending to and including the Unit 2 start-up transformer.

                    V.  Unit 2  cooling  tower  system  consisting  of three (3)
                    mechanical draft cooling towers, including a closed cycle circulating water system, make-up water systems and essential spray ponds.

                    VI. Unit 2 radioactive waste treatment system, including liquid, gaseous, and solid waste subsystems, controls, instrumentation, storage, handling and shipment facilities.

                    VII. Unit 2 emergency diesel-generator system, including a diesel-generator building which contains two diesel generators, fuel oil systems, storage tanks, control and instrumentation systems and otner equipment.

                    VIII. Unit 2 internal communication systems, including associated interconnections and computer data links.

BUT EXCLUDING:

         I.          Nuclear fuel for Unit 2, including spare fuel assemblies.

         II.         Spare Parts (Unit 2)

         III. Transmission facilities (including any and all facilities and equipment providing interconnection between the Unit 2 turbine generator and the ANPP High Voltage Switchyard, including step-up transformers and standby equipment and Systems).



                                       -2-

6091.BURNHAM.1106.47:1

         IV.         Oil and diesel fuel inventories (Unit 2)

               B.    All PVNGS common facilities, INCLUDING BUT NOT LIMITED TO:

         I. Surveillance systems, including associated radioactive monitoring systems and equipment.

        II. Water treatment facilities and transport systems forsupply of waste water effluent.

BUT EXCLUDING:

       I.            Nuclear fuel, including spare fuel assemblies.

       II.           All transmission and ANPP High Voltage
                     Switchyard facilities.

       III           Administration Building.

       IV.           Administration Annex Building.

        V.           Technical Support Center.

        VI.          Visitor Center.

        VII. External communication systems and equipment, including associated interconnections and computer data links.

        VIII. Parking lot improvements, road improvements, fencing and dikes.

        IX.         Spare parts (common facilities).

        X.           Simulator.

        XI.          Oil and diesel fuel inventories.

        XII. Real property, beneficial interest in Title USA Company of Arizona Trust No. 530, and Project Agreement interests described in Schedule 4.

        XIII.        Warehouse.




                                       -3-

6091.BURNHAM.1106.47:1

                                   Appendix A.

                               DEFINITION OF TERMS

                  The terms defined herein relate to the participation Agreement (as defined below) and certain Transaction Documents executed, or to be executed, in connection with the participation Agreement. Such terms include the plural as well as the singular. Any agreement defined or referred to below shall include each amendment, modification and supplement thereto and waiver thereof as may become effective from time to time, except where otherwise indicated. Any term defined below by reference to any agreement shall have such meaning whether or not such document is in effect. The terms "hereof", "herein", "hereunder" and comparable terms refer to the entire agreement with respect to which such terms are used and not to any particular article, section or other subdivision thereof.

                If, and to the extent that, either the participation Agreement or any other Transaction Document which incorporates this Appendix shall be amended from time to time pursuant to the respective terms thereof, this Appendix shall be, or be deemed to have been, amended concurrently with the execution and delivery of each such amendment in order to conform the definitions herein to the new or amended definitions set forth in or required by each such amendment.

                  Additional Bards shall mean Bonds in addition to the Initial Series Bonds.

                  Additional Equity Investment shall have the meaning specified in Section 8(f) of the Facility Lease.

                Additional Notes shall have the meaning set forth in the recitations in the Indenture, which Additional Notes shall be issued, if at all, pursuant to Section 3.5 of the Indenture.

                  Affiliate, with respect to any Person, shall mean any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such person. For purposes of this definition, the


6091.BURNHAM.1106.47:1
term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  After-Tax Basis shall mean, with respect to any payment received or deemed to have been received by any Person, the amount of such payment supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all taxes and other charges (taking into account any credits or deductions arising therefrom and the timing thereof) computed at the highest marginal statutory tax rate resulting from the receipt (actual or constructive) of such two payments imposed under any Applicable Law or by any Governmental Authority, be equal to such payment received or deemed to have been received.

                  Agent and Agency Period shall have the respective meanings set forth in Section 7.01 of the Assignment and Assumption.

                  ANPP   Administrative   Committee  shall  mean  the  committee
established pursuant to section 6.1.1 of the ANPP Participation Agreement (or any comparable successor provision).

                  ANPP operating Committee shall mean the committee established pursuant to Section 6.1.2 of the ANPP Participation Agreement (or any comparable successor provision).

                  ANPP Participants shall have the meaning assigned to the word Participant under the ANPP Participation Agreement.

                ANPP Participation Agreement shall mean the Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, among APS, Salt River, Southern California, PNM, El Paso, LADWP and SCPPA, as heretofore and hereafter amended pursuant to the terms thereof.

609l.BURNHAM.ll06.55:l

                  ANPP Project Agreements shall mean the ANPP Participation Agreement and the other Project Agreements (as such term is defined in the ANPP Participation Agreement)

                  ANPP  switchyard  shall mean the ANPP High Voltage  switchyard located at the PVNGS site, the owner-ship, construction, operation and maintenance of which are governed by the AN?? High Voltage switchyard Participation Agreement executed as of August 20, 1921 (APS Contract No. 2252-419,00), the parties to which are APS, PNM, salt River, El Paso, LADWP and southern California.

                  ANPP  Transferee  shall have the  meaning set forth in Section
4.01 of the Assignment and Assumption.

                  Applicable Law shall mean all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, permits, certificates, orders, licenses and permits of any Governmental Authority, interpretations of any of the foregoing by a Governmental Authority having jurisdiction, and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other judicial or quasi judicial tribunal (including those pertaining to health, safety, the environment or otherwise).

                  Appraisal procedure shall mean a procedure whereby two independent appraisers, one chosen by the Lessee and one by the Lessor, shall mutually agree upon the value, period or amount (including Economic useful Life) then the subject of an appraisal. If either the Lessor or the Lessee, as the case may be, shall determine that a value, period or amount to be determined (other than fair market value under section 5(b) of the Facility Lease) under the Facility Lease or any other Transaction Document cannot be established promptly by mutual agreement, such party shall appoint its appraiser and deliver a written notice thereof to the other party. Such other party shall appoint its appraiser within 15 days after receipt from the other party of the foregoing written notice. If within 20 days after appointment of the two appraisers, as described above, the two appraisers are unable to agree upon the value, period or amount in question, a third independent appraiser shall be chosen within ten days thereafter by the mutual consent of such first two appraisers or, if such

6091.BURNHAM.1106.47:1
first two appraisers fail to agree upon the appointment of a third appraiser within such period, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the business of operating a nuclear electric generating plant and a familiarity with equipment used or operated in such business. The decision of the third appraiser so appointed and chosen shall be given within ten days after the selection of such third appraiser. If three appraisers shall be so appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount, period or value by which the third determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Lessor and the Lessee; otherwise the average of all three determinations shall be binding and conclusive on the Lessor and the Lessee. The fees and expenses Of appraisers incurred in connection with any Appraisal Procedure relating to any transaction contemplated by any provision of any Transaction Document shall be divided equally between the Lessor and the Lessee (except pursuant to section 16 of the Facility Lease, which shall be paid solely by the Lessee)

                  APS shall mean Arizona public service Company, an Arizona corporation.

                  Arizona Public utility Act 5 shall mean Chapter 2, Title 40, Arizona Revised Statutes.

                  Assigned Payments shall have the meaning specified in section 2.1(1) of the Indenture.

                  Assignment   and   Assumption   shall  mean  the   Assignment,
Assumption and Further Agreement. dated as of August 12, 1986, between PNM and the Owner Trustee.

                  Assignment of Beneficial interest shall mean the Deed and Assignment of Beneficial Interest under Title USA Company of Arizona Trust No. 530, dated as of August 18, 1986, from PNM to the owner Trustee.

6091.BURNHAM.1106.47:1

                  Assumption Agreement shall mean the Assumption Agreement of PNM substantially in the form of Exhibit B to the Indenture.

                  Assumptions shall mean the Pricing Assumptions and the Tax Assumptions.

                  Atomic Energy Act shall mean the Atomic Energy Act of 1954, as amended, and regulations from time to time issued, published or promulgated pursuant thereto.

                  Authorized officer shall mean, with respect to the Indenture Trustee, any officer of the Indenture Trustee who shall be duly authorized by appropriate corporate action to authenticate a Note and shall mean, with respect to the owner Trustee, any officer of the owner Trustee who shall be duly authorized by appropriate corporate action to execute any Transaction Document.

                  Bankruptcy code shall mean the Bankruptcy Reform Act of 1978, as amended, and any law with respect to bankruptcy, insolvency or reorganization successor thereto.

                  Basic Lease Tern shall mean the initial term of the Facility Lease, which shall begin on the Closing Date and end on January 15, 2016, unless earlier terminated.

                  Basic Rent shall have the meaning set forth in section 3(a) of the Facility Lease.

                  Basic Rent Payment Dates shall mean and include January 15, 1987, and each January 15 and July 15 of each year thereafter through and including January 15, 2016, and, if the Lessee shall elect the Renewal Term, each January 15 and July 15 of each year during the Renewal Term, commencing July 15, 2016 and ending on the last day of the Renewal Term.

                  Bill of Sale shall mean the Deed and Bill of sale, dated as of August 18, 1986, between PNM and the owner Trustee.

6091.BURNHAM.1106.55:1

                  Bonds shall mean all bonds, notes and other evidences of indebtedness from time to time issued and outstanding under the Collateral Trust rndenture, including. but without limitation, the Initial series Bonds, the Releveraging Bonds, the Refunding Bonds and any other Additional Bonds.

                  Business Day shall mean any day other than a Saturday or Sunday or other day on which banks in Albuquerque, New Mexico, new York, New York or Boston, Massachusetts are authorized or obligated to be closed.

                  Capital Improvement shall mean (a) the addition, betterment or enlargement of any property constituting part of Unit 2 or the Common Facilities or the replacement of any such property with other property, irrespective of whether (i) such replacement property constitutes an enlargement or betterment of the property which it replaces, (ii) the cost of such addition, betterment, enlargement or replacement is or may be capital ized, or charged to maintenance or repairs, in accordance with the Uniform System of Accounts or (iii) such addition, betterment or enlargement is or is not included or reflected in the plans and specifications for Unit 2 or the Common Facilities, as built, and (b) any alteration, modification, addition or improvement to Unit 2, other than original, substitute or replacement parts incorporated into Unit 2 or the Common Facilities.

                  Casualty value, as of any Basic Rent payment Date, shall mean the percentage of Facility Cost set forth opposite such date in Schedule 1 to the Facility Lease. casualty value as of any Basic Rent Payment Date during the Renewal Term shall mean the unamortized portion as of such Basic Rent Payment Date of the Fair Market sales value of the undivided Interest, determined by the straight-line amortization of such Fair Market sales value at the corrurencement of the itenewal Term over the period from such commencemant date through the remaining term of the License determined pursuant to the Appraisal procedure undertaken in accordance with the last sentence of section 13(a) of the Facility Lease. Anything contained in the participation Agreement or the Facility Lease to the contrary notwithstanding, Casualty Value shall be, when added to all other amounts which the Lessee is required to pay under Section 9(c) of the Facility Lease (taking into account any assumption of Notes by the Lessee),

6091.BURNHAM.llO6.55:l
a under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any Basic Rent Payment Date, the aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.

                  Change in Tax raw shall mean any change in the Code or successor legislation enacted by either the Ninety-ninth or the One Hundredth Congress (other than a change in respect of an alternative minimum tax or an add-on minimum tax having the same effect as an alternative minimum tax), or if prior to January 15, 1997 Ci) there is enacted any technical correction thereto, or (ii) there are adopted, promulgated, issued or published any proposed, temporary or final Regulations resulting therefrom (regardless of the effective date of such technical corrections or Regulations, but only if such technical corrections or Regulations would affect Net Economic Return), provided, however, that a Change in Tax Law shall occur in the event the provision set forth in
Section 1509(b) of H.R. 3838 as passed by the U.S. House of Representatives on December 17, 1985 and Section 1809(b) of H.R. 3838 as passed by the U.S. Senate on June 24, 1986 shall fail to be enacted into law in the form therein set forth or, if such provision is so enacted into law, it shall not apply to the Common Facilities.

                  Chemical Bank shall mean chemical Bank, a New York banking corporation.

                  Chief Financial officer shall mean the person designated by the Board of Directors of PNN as the chief financial officer of PNM.

                  Claim shall mean liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims involving liability in tort, strict or otherwise), actions, suits, judgments, costs, interest, expenses and disbursements, whether or not any of the foregoing shall be founded or unfounded (including, without limitation, legal fees and expenses and costs of investigation) of any kind and nature whatsoever without any limitation as to amount.

6091.BURNHAM.1106.47:1

                  Closing shall mean the proceedings  which are  contemplated by
Section 4 of the Participation Agreement

                  Closing Date shall mean August 18, 1986.

                  Code shall mean the Internal Revenue Code of 1954, as amended, or any comparable successor law.

                  Collateral Trust Indenture shall mean the Collateral Trust Indenture, dated as of December 16, 1985, among PNM, Funding Corp and the Collateral Trust Trustee.

                  Collateral Trust Indenture supplement shall mean a supplement to the Collateral Trust Indenture.

                  Collateral Trust Trustee shall mean Chemical Bank, not in its individual capacity, but solely as Collateral Trust Trustee under the Collateral Trust Indenture, and the successors or assigns of such Trustee.

                  Common Facilities shall mean all PVNGS common facilities, as set forth in rtem B of Exhibit B to the Bill of Sale, other than common facilities excluded therefrom in said item B.

                  Common Facilities Interest shall mean the Owner Trustee's portion of the Lessee's original 10.2% undivided interest in all Common Facilities at PVNGS, the percentage of which is set forth in Schedule 2 to the Participation Agreement.

                  Coverage Ratio shall mean the fraction (i) the denominator of which shall be the sum (calculated as of a date no earlier than 135 days prior to the date of calculation) of (x) the interest that will be payable during the twelve-month period following the date of the transaction with respect to which a calculation is required to be made on the debt (both long-term and short-term) of the Surviving Lessee, and (y) the interest portion of payments due during the twelve-month period following the date of such transaction on lease obligations of the Surviving Lessee with a term in excess of one year, and (ii) the numerator of which shall be the sum of (x) the pro forma net sarnings (before taxes and excluding allowance for funds used during construction) of the

6091. BURNHAM. 1106.55:1

Surviving Lessee for a twelve-month period ending no earlier than 135 days prior to the date of such transaction, and Cy) such denominator.

                  Cure option shall have the meaning set forth in section 16(e) of the Facility Lease.

                  Debt shall mean (A) indebtedness for borrowed money, (B) obligations as lessee under leases and (C) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (A) or (B) above, if the principal amount (or equivalent) thereof is greater than $20,000,000 for any one item of Debt or $30,000,000 in the aggregate for all items of Debt of the Lessee).

                  Decommissioning shall mean the decommissioning and retirement from service of Unit 2, and the related possession, maintenance and disposal of radioactive material used in ot produced incident to the p05session and operation of Unit 2, including, without limitation, (i) placement and maintenance of Unit 2 in a state of protective storage, (ii) in-place entombment and maintenance of Unit 2, (iii) dismantlement of Unit 2, (iv) any other form of decommissioning and retirement from service required by or acceptable to the NRC and (v) all activities undertaken incident to the implementation thereof and to the obtaining of NRC authority therefor, including, without limitation, maintenance, storage, custody, removal, decontamination, and disposition of materials, equipment and fixtures, razing of Unit 2, removal and disposition of debris from the PVNGS Site, and restoration of the PVNGS Site related to Unit 2 for unrestricted use.

                  Decommissioning Costs shall mean all costs, liabilities and expenses relating or allocable to, or incurred in connection with, the Decommissioning of Unit 2, including, without limitation, (i) any and all costs of activities undertaken to terminate NRC licensing authority and requirements to own, operate and p05sess Unit 2 and to possess radioactive material used in or produced incident to the possession and operation of Unit 2; and (ii) any and all costs of activities undertaken, prior to termination of all NRC licensing

6091.BURNHAM.1106.47:1
authority and requirements with respect to Unit 2 and the radioactive material used in or produced incident to the possession and operation of Unit 2, to possess, maintain, and dispose of radioactive material used in or produced incident to the possession and operation of Unit 2.

                  Deed shall mean the Deed, dated as of August 12, 1986, from PNM to the Owner Trustee.

                  Deemed Loss Event shall mean any of the following events (unless waived by the Owner Participant, which waiver shall be in writing and may be either indefinite or for a specified period):

                  (1) Regulation. If at any time after the closing Date and before the Lease Termination Date, the Owner Trustee or the Owner Participant, by reason of the ownership of the Undivided Interest or the Real Property Interest or any part thereof by the Owner Trustee (or any beneficial interest therein by the Owner Participant) dr the lease of the Undivided Interest or the Real Property rnterest to the Lessee or any of the other transactions contemplated by the Transaction Documents (the term Owner Participant, as used in this definition, not including any Transferee who at the time of transfer to such Transferee is a non-exempt entity of the type referred to in this clause (1), whether by reason of such ownership or lease transactions, or otherwise) shall be deemed by any Governmental Authority having jurisdiction to be, or shall become subject to regulation (other than Non-Burdensome Regulation) as, an "electric utility" or a "public utility" under any Applicable Law or a holding company under the Holding Company Act, or as a consequence of any Governmental Action, and the effect thereof on the Owner Trustee or the Owner Participant would be, in the sole judgment of either such Person, acting on advice of counsel, adverse, and the Owner Trustee and the Owner Participant have not waived application of this definition, except that if the Lessee, at its sole cost and expense, is contesting diligently and in good faith any action by any Governmental Authority which would otherwise constitute a Deemed Loss Event under this clause
        Cl), such Deemed Loss Event shall be deemed not to have occurred so long as (i) such contest does not involve ariy danger of the foreclosure, sale, forfeiture or loss of, or the creation of any Lien

6091.BURNHAM.1106.47:1
        on, the Undivided Interest, the Real property rnterest or any part thereof or any interest therein, (ii) such contest does not adversely affect the Undivided Interest, the Real property Interest or any part thereof or any other property, assets or rights of the owner Trustee or the owner participant or the Lien of the Indenture thereon, (iii) the Lessee shall have furnished the owner Trustee, the owner Participant, and the Indenture Trustee with an opinion of independent counsel satisfactory to each such person to the effect that there exists a reasonable basis for contesting such determination and the effects thereof, (iv) such determination and the effects thereof shall be effectively stayed or withdrawn during such contest (and shall not be subject to retroactive application at the conclusion of such contest) in a manner satisfactory to the owner Trustee and the owner participant, and the Owner Participant shall have determined that the Owner Trustee's continued ownership of the Undivided Interest and the Real Property rnterest during the pendency of such contest or such contest will not adversely affect its or its Affiliates' business, and (V) the Lessee shall have indemnified the owner Trustee and the owner participant in a manner satisfactory to each such Person for any liability or loss which either such person may incur as a result of the Lessee's contest;

                  (2) Price-Anderson Act Change. If there shall be, at any time during the Lease Term, any change in the price-Anderson Act, the Atomic Energy Act or the regulations of the NRC, or any other Applicable Law, in each case as in effect on the Closing Date, as a result of which, in the opinion of independent counsel for the Owner Participant, (i) the aggregate liability for a single Nuclear Incident of "persons indemnified" (as each such term is defined in the price-Anderson Act) is increased, unless the change is such that neither the owner Trustee nor the Owner participant may be exposed, either during or subsequent to the Lease Term, to any increased real or potential liability in respect of a Nuclear Incident, (ii) the aggregate liability for a single Nuclear Incident of "persons indemnified" (as such term is defined in the price-Anderson Act) exceeds the amount of financial protection established by the NRC as a condition to the License, unless the change

6091.BURNHAM.1106.47:1
         is such that neither the Owner Trustee nor the Owner Participant may be exposed, either during or subsequent to the Lease Term, to any increased real or potential liability in respect of a Nuclear Zncident,
         (iii) the amount of financial protection required, including but flat limited to the limitation on the amount of deferred premiums for such financial protection, is increased, unless the change is such that neither the Owner Trustee nor the Owner Participant may be exposed, either during or subsequent to the Lease Term, to any increased real or potential liability in respect of a Nuclear Incident, or (iv) either the Owner Trustee or the Owner Participant may be exposed to any other increase in its real or potential liability in respect of a Nuclear Incident, either during or sub-sequent to the Lease Term, it being understood for purposes of this definition that the requirement or existence of insurance, retrospective premiums, indemnities (whether by the Lessee or any other person) or other forms of financial protection (similar or dissimilar to the foregoing) shall not be deemed to reduce or eliminate any exposure of the Owner Trustee or the owner Participant to real or potential liability in respect of a Nuclear Incident except to the extent Cx) such financial protection is provided by the United States Government under Congressional action which does not require any further appropriation or other act of congress or any other Governmental Authority, (y) the terms of such financial protection are otherwise satisfactory to the Owner Trustee and the Owner Participant, and (z) the Owner Trustee or Owner Participant may not otherwise be exposed, either during or subsequent to the Lease Term, to any increased real or potential liability in respect of a Nuclear Incident; provided, however, that such change shall not constitute a "Deemed Loss Event9' if such change shall include a provision drafted in a manner reasonably satisfactory to the Owner Participant which exempts the Owner Trustee and the owner Participant from all real and potential liability in respect of a Nuclear Incident so long as neither the Owner trustee or the Owner Participant is in actual possession and control of Unit 2 or the Undivided Interest, unless (in the opinion of independent counsel to the Owner Participant) a court could reasonably hold that the statute incorporating such provision is unconstitutional;

6091. BURNHAM. 1106.55:1

                  (3) Liability for  Termination  obligation.  If there shall be any change in Applicable Law as a result of which the owner Trustee shall become liabLe in its individual capacity, or the owner participant shall become liable in any capacity, in respect of any portion of the Termination obligation (as defined in the ANPF Participation Agreement) or ~ecommissioning Costs or, during the Lease Term, any other liability or obligation imposed as of the date hereof on licensees of the NRC;

                  (4) Illegality. If there shall be any change in Applicable Law or any Governmental Action the effect of which is to make the transactions contemplated by the Transaction Documents unauthorized, illegal or otherwise contrary to Applicable Law;

         (5) Limitation on Exercise of Rights. Any change in, or new interpretation by Governmental Authority having jurisdiction of, the License and the License Amendment (each as in effect on the Closing
         Date) constituting an assertion to the effect that the exercise by the owner Trustee or the owner participant of any right (irrespective of the event giving rise to such right) under any Transaction Document would constitute impermissible control over Unit 2 or the licensees of Unit 2, other than an assertion that affects such rights in a manner consistent with the second sentence of section 184 of the Atomic Energy Act and the NRC'S regulations thereunder (including, without limitation, 10 CYR section 50.81, as now and hereafter in effect);

                  (6) Early Licensee Status. If as a result of any expiration, revocation, suspension, amendment or interpretation by any Governmental Authority of the License, the License Amendment or any other Governmental Action or change in Applicable Law, either the owner Trustee or the owner Participant shall be required to become a licensee of the NRC prior to the Lease Termination Date;

                  (7) Suspension or Termination of Insurance. If any policy of liability insurance with respect to Unit 2 shall be suspended or terminated, or the. coverage thereunder reduced, for any reason whatsoever or shall be amended or supplemented, in either case in a manner which may expose the owner Trustee or

6091.BURNHAM.1106.47:1
         the Owner Participant, either during or subsequent to the Lease Term1 to any increased real or potential liability in respect of a Nuclear Incident and such policy of insurance shall not be immediately replaced by insurance or other financial protection satisfactory to the Owner Participant effective immediately upon such suspension, termination, reduction, amendment or supplementation which, in the reasonable opinion of the Owner Participant, is at least as protective of it (in all respects deemed by it to be material) as the policy of insurance so terminated, suspended, reduced, amended or supplemented, urdess the aggregate liability for a Nuclear Incident of "persons indemnified" (as such term is defined in the Atomic Energy Act of 1954, as amended) is reduced by an amount equal to the amount of liability insurance so terminated, suspended, reduced, amended or supplemented and, in the reasonable opinion of the Owner Participant, it may not otherwise be exposed1 either during or subsequent to the Lease Term, to any increased real or potential liability in respect of a Nuclear rncident as a consequence of such suapenston, termination, reduction, amendment or supplementation.

                  Default shall mean an event or condition which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

                  Directive shall mean an instrument in writing executed in accordance with the terms and provisions of the Indenture by the Holders, or their duly authorized agents or attorneys-in-fact, representing a Majority in Interest of Holders of Notes, directing the Indenture Tru5tee to take or refrain from taking the action specified in such instrument.

                  Early  Termination  Date shall have the meaning  specified  in
Section 14(d) of the Facility Lease.

                  Early Termination Notice shall have the meaning specified in Section l4Cd) of the Facility Lease.

                  Economic Useful Life shall mean that period (commencing on the date as of which the determination of Economic Useful Life is to be made as provided in section 8(g) of the Facility Lease and ending on the date upon which either of the states of affairs described in clauses ci) and Cii) below cease to

6091.BURNHAM.1106.47:1
apply,  or can reasonably be expected to cease to apply, to Unit 2) during which
(i) Unit 2 will be useful to, and usable by, any owner or lessee thereof as a facility f6r the generation of electric pdwer'and (ii) Unit 2 is an economic and commercially practical facility for the generation of electric power capable of producing (after taking into account costs of capital) a reasonable economic return to the owner thereof. For the purposes of determinations under clauses
(i) and (ii) above, the following factors, among others, shall be taken into account (as such factors obtain on the date of determination and as such factors are reasonably expected to obtain in the future): (a) provisions of the ANPP Project Agreements (including, without limitation, the ANPP Participation Agreement and the Material Project Agreements (or substitutes for such Material Project Agreements in effect on the date of determination)); (b) the actual condition and performance of Unit 2: (C) the actual condition and performance of such other facilities constituting PVNGS (including, without limitation, the Common Facilities) as are integral to the operation of Unit 2; (d) the actual condition of, and access of the ANPP Participants to, the ANPP switchyard and such other transmission facilities as are available and necessary to permit the transmission of the maximum amount of power generated by PVNGS; (e) the cost of obtaining, handling, storing and disposing of nuclear fuel for Unit 2; (f) the projected cost (including, without limitation, costs attributable to obligations to fund any reserve fund maintained (or funded) by licensed owners and/or lessees of Unit 2 to the extent dedicated to (or attributable to and freely available with respect to) Unit 2 (the Unit 2 Fund)) or the Decommissioning or retirement from service of Unit 2 including, without limitation, Decommissioning Costs (taking into account the balance (plus projected investment earnings thereon) of the Unit 2 Fund); (g) the cost of Capital Improvements to Unit 2 then planned to be made, or reasonably expected to be made; (h) the cost of acquiring or leasing the Unit 2 Retained Assets; (i) the current status of all Governmental Action with respect to Unit 2 (including without limitation, the License) required to permit licensed owners and/or lessees to possess and (in the case of the operating Agent) to operate unit 2 and such other facilities constituting PVNGS (including, without limitation, the Common Facilities) as are integral to the operation of unit 2; and (j) the relative cost of producing an amount of electric power and energy equivalent to the generating

6O9l.BURNHAM. 1106.55:1
capacity of Unit 2 from other facilities then available in the region serviced, or reasonably expected to be serviced by PVNGS.

                  El  Paso  shall  mean  El  Paso  Electric  Company,   a  Texas
corporation.

                  ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  Estimated Transaction Expenses S h a 1 1 h ave the meaning set forth in Section 5(a) of the Participation Agreement.

                  Event of Default shall have the meaning set forth in Section 15 of the Facility Lease.

                  Event of Loss shall mean any of the following events: (a) a Final Shutdown, (b) a Requisition of Title, or (a) a Requisition of.Use for an indefinite period which can be reasonably expected to exceed, or a stated period which ends on the last day of or after, the Lease Term (including the Renewal term only if the Renewal Term shall have been elected prior to such Requisition of Use by the exercise of the renewal option provided in Section 12 of the Facility Lease).

                  Excepted Payments shall mean (i) all payments of Supplemental Rent, other than payments by the Lessee (x) of Casualty Value, Termination Value br Special Casualty Value or in connection with the exercise of the Cure Option or the occurrence of the Special Purchase Event or (y) of indemnity payments to which either the Loan Participant or any Indemnitee other than the owner Trustee or the Owner Participant or any of their respective Affiliates (or the respective successors, assigns, agents, officers, directors or.employees thereof) is entitled; (ii) any amounts payable under any Transaction Document to reimburse the Lessor or the Owner Participant or any of their respective Affiliates (including the reasonable expenses of the Lessor or the Owner Participant incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Transaction Document, (iii) any amount payable to the Owner Participant by any Transferee as the purchase price of the Owner Participant's interest in the Trust Estate, (iv) so long as no Indenture Default or Indenture Event of Default

6091. BURNHAM. 1106.55:1
shall have occurred and be continuing, all payments of Basic Rent in excess of amounts then due and owing in respect of the principal of and premium, if any, and interest on all Notes outstanding; (v) any insurance proceeds with respect to an Event of Loss in excess of amounts then due and owing in respect of the principal of and premium, if any, and interest on all Notes outstanding, (vi) any insurance proceeds (or payments with respect to risks self-insured) under liability policies and (vii) any payments in respect of interest to the extent attributable to payments referred to in clauses (i) through (vi) above.

                  Existing Mortgage shall mean the Indenture of Mortgage and Deed of Trust dated as of June 1, 1947, between PNM and Irving Tuust Company, as heretofore supplemented by all supplemental Indentures thereto.

                  Expenses shall mean liabilities, obligations, losses, damages, taxes (other than taxes on income), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever.

                  Extension Letter shall mean the Extension Letter, dated August 18, 1986 and addressed to the Collateral Trust Trustee by the parties to the Participation Agreement.

                  Extraordinary Nuclear occurrence shall have its meaning as defined in Section 11 of the Atomic Energy Act and the related NRC regulations, as amended to the date hereof, and as the meaning of such term shall be expanded from time to time by future amendments thereof. The definition of "extraordinary nuclear occurrence" contained in Section 11 of the Atomic Energy Act on the date hereof is: "any event causing a discharge or dispersal of source, special nuclear, or byproduct material from its intended place of confinement in amounts offaite, or causing radiation levels offsite, which the Commission determines to be substantial, and which the Commission determines has resulted or will probably result in substantial damages to persons off-site or property offsite. Any determination by the Commission that such an event has, or has not, occurred shall be final and conclusive, and no other official or any court shall have power or jurisdiction to review any such determination. The Commission shall establish criteria in writing setting forth the basis upon which such determination shall be made. As used in this subsection, 'offsite' means away fron 'the location' or 'the contract location' as defined in the applicable Commission indemnity agreement, enterea into pursuant to section 2210 of this title."

6091. BURNHAM. 1106.55:1

                  Facility  cost shall mean the  Purchase  Price plus the sum of
(x) all supplemental Financing Amounts, and (y) all Additional Equity Investment amounts.

                  Facility Lease shall mean the Facility Lease, dated as of August 12, 1986, between PNM, as Lessee, and the owner Trustee, as Lessor.

Fair Market Rental value or Fair Market Sale' Value of any property or service shall mean (other than for purposes of section 5(b) of the Facility Lease) the value of such property or service for lease or sale determined on the basis of an arm's-length transaction for cash between an informed and willing lessee or purchaser (under no compulsion to lease or purchase) and an informed and willing lessor or seller (under no compulsion to lease or selt), and shall take into account the Lessor's rights and obligations under the Assignment and Assumption and the Assignment of Beneficial Interest and rights under the Deed and the Bill of sale, but shall be without regard to any rights of the Lessee (including any renewal options) under the Facility Lease. Except pursuant to section 6.01 of the Assignment and Assumption, Fair Market Rental Value and Fair Market sales value of the undivided Interest and the Real Property Interest shall be determined on the assumption that (i) Unit 2 has been maintained in accordance with, and the Lessee has complied with, the requirements of the Facility Lease, the other Transaction Documents and the ANPP Participation Agreement, and (ii) the Lessee or PNM, as possessor of the Undivided Interest and the Real Property Interest, is otherwise in compliance with the requirements of all Transaction Documents. Fair Market Rental value shall be determined on the assumption that rent will. be payable in equal semi-annual installments in arrears.

                  Federal Power Act shall mean the Federal Power Act,as amended.

6091.BURNHAM.1106.47:1

                  Federal securities shall have the meaning set forth in section 2.3(c) of the Indenture.

                  FERC shall mean the Federal Energy Regulatory Commission of the United States of America or any successor agency.

                  Final Prospectus shall mean the Prospectus included in the Registration statement on the date the same becomes effective, including documents incorporated into said Prospectus by reference, including any applicable prospectus supplements.

                  Final Shutdown shall mean the earlier to occur of:

                  (1) the expiration or revocation of the License or that portion of the License that permits the operation of Unit 2 or the expiration, suspension or revocation of the License or that portion of the License that permits the possession by the Lessee of the Undivided Interest and the Real Property Interest: or

                  (2) the suspension (pursuant to 10 C.F.R. section 2.202, as amended, and any successor provision) of the License or that portion of the License that permits the operation of Unit 2, which suspension remains in effect for three consecutive calendar months; or

                  (3) the permanent or temporary cessation of operation of Unit 2 as a result of a Nuclear Incident at Unit 2 (or if Unit 2 is not in operation immediately prior to the occurrence of such Nuclear Incident, the failure to resume operation thereof as a result of such Nuclear Incident) if (A) the Period of such cessation or failure equals or exceeds twenty-four consecutive calendar months, or (3) such Nuclear Incident causes the radiation level in the containment building of Unit 2, as measured by the average of two high range radiation monitors in such containment building of Unit 2 (or if only one such monitor is operating at such time, such monitor) over one hour to equal or exceed 500 rads per hour; provided e however, this subsection (B) shall not apply in respect of a Nuclear Incident arising solely from a fuel handling accident; or




                                      -l9-

6091. BURNMAM. 1106.55:1

                  (4) the permanent or temporary cessation of operation of Unit 2 as a result of a Nuclear Incident at Unit 1 or 3 (the Affected Unit) (or if Unit 2 is not in operation immediately prior to the occurrence of such Nuclear Incident, the failure to resume operation thereof as a result of such Nuclear Incident) if (A) the Period of such cessation or failure equals or exceeds thirty-six consecutive calendar months; or (B) such Nuclear Incident causes the radiation level in the containment building of the Affected Unit, as measured by the average of two high range radiation monitors in such containment building (or if only one such monitor is operating at such time, such monitor) over one hour to equal or exceed 500 rads per hour; provided, however, this subsection
(B) shall not apply in respect of a Nuclear Incident arising solely from a fuel handling accident;

                  (5) The occurrence of a Nuclear Incident at Unit 1, 2 or 3 causing (A) substantial injury or death to any person on or off the PYNGS Site or (B) a discharge or dispersal of Source, special Nuclear or Byproduct Material from its intended place of confinement in amounts of f the PVNGS Site or causing radiation levels off the PVNGS Site such that, in the case of (B) above (x) the NRC declares the occurrence of an Extraordinary Nuclear Occurrence or declares any other event connoting an equivalent level of accident or (y) the surface contamination dose rate measured off the PVNGS Site by a radiation monitor at 1 meter above the surface level equals or is greater at any time than 10 millirads/hour (0.10 milligray/hour) or in the case of noble gas plume passage, the radiation dose rate equals or is greater than 10 rads (0.10 gray) integrated over 24 hours, (or if the NRC shall at any time lower the radiation levels required for the occurrence of an Extraordinary Nuclear Occurrence, such lower levels as shall be consistent with such change by the NRC); or

                  (6) damage to or destruction of any portion of Unit 2 and, unless the Lessee theretofore shall have exercised its purchase option under
Section 13(b) of the Facility Lease, the failure of the Lessee, or of the Lessee and one or more other ANPP Participants, (A) to agree within eighteen calendar months of such damage or destruction (or prior to such earlier date as of which one or more other ANPP Participants shall agree to restore or reconstruct any damaged portion of Unit 2 in accordance with Section 16.2 of the ANPP Participation Agreement) to restore or reconstruct Unit 2 to completion priot to the day sixty calendar months after the date of such agreement and (B)

6091.BURNHAM.1106.47:1
thereafter to complete the restoration and reconstruction of unit 2 within a period of sixty calendar months after the date of such agreement, provided that no Final Shutdown shall be deemed to have occurred pursuant to this clause (6) if and so long as Unit 2 is in operation at a rated core power level of at least 1900 megawatts thermal; or

                  (7) the non-operation of Unit 2 or the operation of Unit 2 at a net rated power level below 630 megawatts electric or any combination thereof for any reason (including, without limitation, the occurrence of any Nuclear Incident at any generating facility located anywhere in the world) for a Period of thirty-six consecutive calendar months (or a period through the penultimate day of the Lease Term if the Lessee shall have given notice of its intent to exercise the purchase option permitted by section 13(b) of the Facility Lease) other than as a result of damage to or destruction of Unit 2.

For purposes of this definition, a Final Shutdown resulting from the occurrence of an event described in clause (5) above shall be deemed to have occurred immediately and automatically upon the decline of the water coolant within Unit 2 to a level three feet above the nuclear fuel.

                  Financing Documents shall mean the Collateral Trust Indenture, the Term Note Supplemental Indenture, the Underwriting Agreement, the Term Loan Agreement, the Supplemental Indenture of Pledge and the Refunding Supplemental Indenture.

Fixed Rate Nate shall mean the non-recourse promissory note or notes to be issued by the Owner Trustee and authenticated by the Indenture Trustee on the Refunding Date to refund the Initial series Note.

                  Fixed Rate  Renewal  Term shall have the meanings set forth in
Section 12 of the Facility Lease.

                  FNB shall mean The First National Bank of Boston, in its individual capacity, and its successors and assigns.

6091. BURNHAM. 1106.55:1

                  Form U-7D shall mean the certificate to be filed pursuant to Rule 7(d) of the Holding Company Act for the purpose of exempting the Owner Participant and the Owner Trustee from registration under the Holding Company Act.

                  Funding Corp shall mean First PV Funding Corporation, a Delaware corporation.

                  Generating Unit shall mean Unit 1, 2, or 3.

         Generation Entitlement Share shall have the meaning assigned thereto in the ANPP Participation Agreement and (i) when used in reference to Unit 2, shall mean the Generation Entitlement Share of PNM as the ANPP Participant with respect to its interest in Unit 2,. (ii) when used in reference to the Undivided Interest, shall mean that portion of the Generation Entitlement Share attributable to the Undivided Interest and (iii) when used in Section 19 of the Facility Lease, shall refer to the Generation Entitlement Share of the Lessee in all Generating Units as PVNGS.

                  Governmental Action shall mean all authorizations, consents, approvals, waivers, exceptions, variances, orders, licenses, exemptions, publications, filings, notices to and declarations of or with any Governmental Authority (other than routine reporting requirements the failure to comply with which will not affect the validity or enforceability of any of the Transaction Documents or have a material adverse effect on the transactions contemplated by any Transaction Document or any Financing Document) or any other action in respect of any Governmental Authority and shall include, without limitation, all siting, environmental and operating permits and licenses which are required for the use and operation of Unit 2, including the Undivided Interest and the Real Property Interest.

                  Governmental Authority shall mean any Federal, state, county, municipal, foreign, international, regional or other governmental authority, agency, board, body, instrumentality or court, and the staff thereof pursuant to their official responsibilities.

6091.BURNHAM.1106.47:1

                  Holders shall mean the holders of the Notes or the Bonds, as the case may be.

                  Holding Company Act shall mean the Public utility Holding Company Act of 1935, as amended.

                  Indemnitee shall mean the Owner Participant, the Owner Trustee, FNB, the Loan Participant, the stockholder of Funding Corp and its officers and directors, Chemical Bank, the Indenture Trustee, each Holder of a Note from time to time Outstanding, the Collateral Trust Trustee, the Trust, the Trust Estate, the Lease Indenture Estate, the indenture estate under the Collateral Trust Indenture, any Affiliate of any of the foregoing and the respective successors, assigns, agents, officers, directors or employees of the foregoing, excluding, however, any ANYP Participant other than the Owner Trustee or the owner Participant.

                  Indenture shall mean the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of August 12, 1986, between the Owner Trustee and the Indenture Trustee.

                  Indenture Default shall mean an event which, after giving of notice or lapse of time, or both, would become an Indenture Event of Default.

                  Indenture Event of Default shall mean any of the events specified in Section 6.2 of the Indenture.

                  Indenture Trustee shall mean Chemical Bank, a New York banking corporation, not iri its individual capacity, but solely as Indenture Trustee under the Indenture and each successor trustee and co-trustee thereunder.

                  Indenture Trustee's Liens shall mean Liens against the Lease Indenture Estate which result from acts of, or any failure to act by, or as a result of claims against, the Indenture Trustee, in its individual capacity, unrelated to the transactions contemplated by the Transaction Documents.

                  Indenture Trustee's office shall mean the office of the Indenture Trustee located at 55 Water Street, New York, New York 10041, or such other office as may be designated by the Indenture Trustee to the Owner Trustee and each Holder of a Note Outstanding under the Indenture.

6091. BURNHAM. 1106.55:1

                  Initial series Bonds shall mean the promissory notes of Funding Corp evidencing the loans made to Funding Corp under the Term Loan Agreement, issued, authenticated and delivered under the Term Loan Agreement and the Collateral Trust Indenture, as supplemented by the Term Note Supplemental Indenture.

                  Initial series Nate shall mean the nonrecourse promissory note,. substantially in the form of Exhibit A to the Indenture, to be issued by the Owner Trustee and authenticated by the Indenture Trustee on the Closing Date to finance a portion of the Purchase Price.

                  Investment shall have the meaning set forth in Section 3 of the Participation Agreement.

                  Investment Company Act shall mean the Investment Company Act of 1940, as amended.

                  Investment Percentage shall mean the percentage identified as such in Schedule 2 to the Participation Agreement.

                  IRS shall mean the Internal Revenue Service of the United States Department of the Treasury or any successor agency.

LADWP shall mean the Department of Water and Power of The City of Los Angeles, a department organized and existing under the charter of the City of Los Angeles, a municipal corporation of the State of California.

                  Lease  Indenture  Estate  shall have the  meaning set forth in
Section 2.1 of the Indenture.

                  Lease Term shall mean the aggregate of the Basic Lease Term and the Renewal Term, if any.

                  Lease Termination Date shall mean the last day of the Lease Term (whether occurring by reason of a termination or expiration of the Lease
Term).

6091. BURNHAM. 1106.55:1

                  Lessee shall mean Public Service Company of New Mexico, a flew Mexico corporation, and its successors and assigns, as lessee under the Facility Lease and as party to the other Transactions Documents and Financing Documents to which it is a signatory.

                  Lessee Request shall mean a request of the Lessee delivered pursuant to section 6.03 of the Collateral Trust Indenture.

Lessor shall mean the Owner Trustee as lessor under the Facility Lease (and for purposes of the definition of "Deemed 1055 Event" and where the context otherwise so requires, the owner Trustee in its individual capacity), and its successors and assigns.

                  Lessor's Interest shall have the meaning set forth in Section 8(c) (3) of the Participation Agreement.

                  Lessor' s Liens or Owner  Trustee'  s Liens  shall  mean Liens against the Trust Estate or the Lease Indenture Estate (other than permitted Liens described in the definition of such term, except "Lessor's Liens" and "Owner Participant's Liens" referred to in clause (vi) of such definition) for which the Lessee is not responsible and which result from acts of, or any failure to act by, or as a result of claims against, niB or the Lessor, unrelated to the ownership of the Undivided Interest or the Real Property Interest, the administration of the Trust Estate or the transactions contemplated by the Transaction Documents or the Financing Documents.

                  Lessor's portion shall mean the owner Trustee's portion of the original 10.2% undivided interest of the Lessee in Unit 2, the percentage of which is set forth in Schedule 2 to the Participation Agreement.

                  License shall mean NRC Facility Operating License No. NPF-5l, issued April 24, 1986 (superseding NRC Facility operating License No. NPF-46, issued on December 9, 1985), as the same may be amended, modified, extended, renewed or superseded from time to time.

EQgl.BURNHAM. 1106.55:1

                  License Amendment shall mean amendment number No. 2 to the License, issued August 12, 1986, approving the sale and leaseback transaction contemplated by the Transaction Documents.

                  License Expiration Date shall mean December 9, 2025, or any later or earlier date on which the License shall expire or be terminated.

                  Lien shall mean any mortgage, pledge, security interest, encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof or the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

                  Loan shall have the meaning set forth in Section 2(a) of the Participation Agreement.

                  Loan Participant shall mean Funding Corp.

                  Loan Percentage shall mean the percentage identified as such in schedule 2 to the Participation Agreement.

                  Majority in Interest of Holders of Notes shall mean Holders of a majority in principal amount of all Notes Outstanding under the Indenture at the time of any such determination.

                  Material Project Agreements S h a 1 1 m a a n (i) Nuclear Fuel Contract between Arizona Nuclear Power Project and Combustion Engineering, Inc.
(CE), dated as of August 20, 1973, (ii) Nuclear Steam Supply Contract between APS and CE, dated as of August 20, 1973, as amended (iii) Turbine Generator Contract between APS and General Electric Company, dated as of March 21, 1974, as amended (iv) Uranium Enrichment Services Contract between the United States of America (USA) and APS, dated November 15, 1984, as amended and the Associated Supplemental Agreement of Settlement between USA and APS, dated November 15, 1984, (v) Contract between APS and Westinghouse Electric Corporation for fuel fabrication services for reload batches of nuclear fuel, dated August 7, 1974, as amended, (vi) Agreement for the Sale and Purchase of.Waste Water Effluent between the City of Tolleson, APS and Salt River, dated June 12, 1981, as

6091.BURNHAM. 1106.55:1
amended (vii) Agreement for Construction of Arizona nuclear Power Project between Bechtel power Corporation (Bechtel) and APS, dated January 15, 1973,
(viii) Agreement for Engineering and Procurement Services between APS and Bechtel, dated January 15, 1973, (ix) Option and Purchase of Effluent dated April 23, 1973, among the Cities of Phoenix, Glendale, Mesa, Tempe and Scottsdale, the Town of Youngtown, APS and Salt River, APS, and salt River, dated April 23, 1973, (x) Agreement for Conversion Services between Allied Chemical Corporation and An, dated November 17, 1975, as amended, (xi) Uranium Concentrate Sales Agreement between Energy Fuels Exploration company and APS, dated as of December 1, 1983, (xii) Uranium Concentrate Sales Agreement between Energy Fuels Exploration and APS, dated as of October 23, 1981, as amended,
(xiii) Agreement for Sale of Uranium Concentrates between Pathfinder Mines Corporation and APS, dated December 1, 1983, (xiv) Contract for Disposal of Spent Nuclear Fuel and/or High Level Radioactive Waste between USA and APS, dated July 21, 1984, and the ANPP Participation Agreement.

                  Minimum  Net Worth  means a Net Worth  equal to the greater of
(x)  $700,000,000  and  Cy) (1)  $950,000,000  less  (2)  with  respect  to each
Generating Unit as to which PNM shall have entered into one or more transactions constituting sale and leaseback transactions under the ANPP Participation Agreement (including, but without limitation, the transaction contemplated by the Participation Agreement), (A) $50,000,000 (in the case of Unit 1) and $100,000,000 (in the case of each other Generating Unit) times (B) the aggregate percentage of the Lessee's undivided interest in such PVNGS unit subject to such transactions.

                Mortgage Release shall mean the Indentures of Partial Release, each dated August 18, 1986, under and with respect to the Existing Mortgage.

                  Net Economic Return shall mean the after-tax economWc yield and periodic after-tax cash flows (after all Federal, state and local taxes) and the periodic return on investment and the timing of tecognition of income originally expected by the Owner Participant with respect to the Undivided Interest, utilizing the same assumptions as used by the Owner Participant in making the original cojnputation upon which its evaluation of investment in the Undivided Interest and the initial computation of Basic Rent, Casualty Value, Special Casualty Value and Termination Value were based.

6091.BURNHAM. 1106.55:1

                  Net  Worth  means  the  excess  of  assets  over   liabilities
determined by the Lesseets auditors on the basis of generally accepted accounting principles.

                  New Mexico Public utility Act shall mean the New Mexico Public Utility Act, as amended.

                  NMPSC shall mean the New Mexico Public Service Commission established pursuant to Section 62-5-1 of New Mexico Statutes Annotated, 1978.

                  NMPSC order shall mean the order issued by the NMPSC on July 8, l986 in Case No. 2019 (Phase I), approving, among other things, the terms of the Facility Lease and the execution and delivery of the Facility Lease by PNM.

                  Non-Burdensome  Regulation s h a 1 1 m e a n (i) regulation to which the Owner Participant or the Owner Trustee is otherwise subject by reason of its lease financing or other activities unrelated to the transactions contemplated by the Transaction Documents, (ii) ministerial regulatory requirements which do not impose limitations or regulatory requirements on the business or activities of the Owner Participant and which are deemed, in the reasonable discretion of the Owner Participant, not to be burdensome, (iii) regulation resulting from any possession of the Undivided Interest on or after the Lease Termination Date or (iv) regulation of the Owner Trustee which would be terminated by the appointment of a successor Owner Trustee or a co-Owner Trustee pursuant to the terms of the Trust Agreement.

                  Nonseverable,   when  used  with   respect   to  any   Capital
Improvement, shall mean any Capital Improvement which is not a Severable Capital Improvement.

                  Noteholder shall mean any Holder from time to time of a Note Outstanding under the Indenture.

                  Notes shall mean the Initial Series Note and the Fixed Rate Note, the Releveraging Note and any other Additional Notes.

6091. BURNHAM. 1106.55:1

                  Notice of Closing shall have the meaning set forth in Section 5(a) of the Participation Agreement.

                  NRC shall mean the Nuclear Regulatory Commissiofl of the United States of America or any successor agency.

                  Nuclear Incident shall have its meaning as defined in Section 11 of the Atomic Energy Act, as amended to the date hereof and as the meaning of such term may be expanded from time to time by future amendments thereof. The definition of "nuclear incident" contained in the Atomic Energy Act on the date hereof is: "any occurrence, including an extraordinary nuclear occurrence, within the United States causing, within or outside the United States, bodily injury, sickness, disease, or death, or loss of or damage to property, or loss of use of property, arising out of or resulting from the radioactive, toxic, explosive, or other hazardous properties of source, special nuclear, or byproduct material: Provided, however, that as the term is used in section 2210(1) of this title, it shall include any such occurrence outside the United
States: And provided further, That as the term is used in section 2210(d) of this title, it shall include any such occurrence outside the united States if such occurrence involves source, special nuclear, or byproduct material owned by, and used by or under contract with, the United States: And provided further, That as the term is used in section 2210(c) of this title, it shall include any such occurrence outside both the United states and any other nation if such occurrence arises out of or results from the radioactive, toxic, explosive, or other hazardous properties of source, special nuclear, or byproduct material licensed pursuant to subchapters V, VI, VII, and rx of this chapter, which is used in connection with the operation of a licensed stationary production or utilization facility or which moves outside the territorial limits of the United States in transit from one person licensed by the Commission to another person licensed by the Commission."

                  Nuclear Waste Act shall mean the Nuclear Waste Policy Act of 1982, as amended, or any comparable successor law.

6091. BURNHAM. 1106.55:1

                  Officers' Certificate Shall m e a n a certificate signed by the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Person with respect to which such term is used.

                  Operating Agent shall have the meaning assigned thereto in the ANPP Participation Agreement.

                  Original of the Facility Lease shall mean the fully executed counterpart of the Facility Lease, marked "This Counterpart is the Original Counterpart", pursuant to Section 22(e) of the Facility Lease and contaming the receipt of the Indenture Trustee.

                  Outstanding, when used with respect to the Notes, shall mean, as of the date of determination, all such Notes theretofare issued, authenticated and delivered under the Indenture, except (a) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, (b) Notes or portions thereof for the payment of which the Indenture Trustee holds (and has notified the holders thereof that it holds) in trust for that purpose an amount sufficient to make full payment thereof when due, (c) Notes or portions thereof which have been pledged as collateral for any obligations of the obligor thereof to the extent that an amount sufficient to make full payment of such obligations when due has been deposited with the pledge. of such Notes for the purpose of holding such amount in trust for the payment of such obligations in accordance with the indenture or agreement under which such obligations are secured and Cd) Notes in exchange for, or in lieu of, which other Notes have been issued, authenticated and delivered pursuant to the rndenture; provided, however, that any Note owned by the Lessee or the owner Trustee or any Affiliate of either thereof shall be disregarded and deemed not to be Outstanding for the purpose of any Directive.

                  Overdue Interest Rate shall mean the weighted average rate per annum of interest payable with respect to overdue payments of principal on the Notes Outstanding, computed as set forth in such Notes.

6091.BURNHAM.1106.47:1

                  Owner Participant shall mean Burnham Leasing Corporation, and the successors and assigns of such Person in accordance with the Trust Agreement and the Participation Agreement.

                  Owner Participant's Liens shall mean Liens against the Trust Estate or the Lease Indenture Estate (other than Permitted Liens described in the definition bf such term, except "Lessor's Liens" and "Owner Participant's Liens" referred to in clause (vi) of such definition) for which the Lessee is not responsible and which result from acts of, or any failure to act by, or as a result of claims against, the owner Participant unrelated to the transactions contemplated by the Transaction Documents or the Financing Documents.

                  Owner Trustee shall mean The First National Sank of Boston, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (unless the context otherwise requires), and each successor as trustee, separate trustee and co-trustee thereunder.

                  Participation   Aqrecment   shall   mean   the   Participation
Agreement, dated as of August 12, 1986, among the Owner Trustee, the Indenture Trustee, Funding Corp, the Owner Participant and PNM.

                  Penalty Rate shall mean 2% per annum in excess of the Prime Rate.

                  Period of a stated duration in respect of any event shall mean an indefinite period which can reasonably be expected to exceed the lesser of such duration and the period remaining to the date which is three years prior to the end of the remaining Basic Lease Term (or if such event occurs after the date three years prior to the end of the remaining Basic Lease Term, the lesser of six months and the period remaining to the day next preceding the end of the Basic Lease Term) or a stated period in excess of the lesser thereof or an actual period which continues in excess of the lesser thereof.

                  Permitted Liens shall mean (i) the respective rights and interests of the Lessee, the Owner Participant, the Lessor, the Loan Participant and the Indenture Trustee, as provided in the Transaction Documents; (ii) the

6091. BURNHAM. 1106.55:1
rights of any sublessee or assignee under a sublease or an assignment permitted by the terms of the Facility Lease; (iii) the Lien of the Existing Mortgage on the leasehold estate under the Facility Lease; (iv) Liens for taxes either not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, so long as such proceedings shall not (x) involve any danger of the sale, forfeiture or loss of the undivided Interest or the Real property Interest or any part thereof or interest therein of the Lessor or the Owner participant, (y) interfere with the use, possession or disposition of the Undivided Interest or the Real Property Interest, or any part thereof or interest therein, or (z) impair payment of Rent; (v) inchoate materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehouse-men's, or other like Liens arising in the ordinary course of business for PVNGS, and not delinquent; (vi) Lessor's Liens, owner participant's Liens and Indenture Trustee' S Liens; (vii) choate Liens that have been bonded for the full amount in dispute or as to which other satisfactory security arrangements shall have been made and which are being contested diligently by the appropriate party in good faith and by appropriate proceedings so long as such proceedings shall not violate clause (x), (y) or (z) of clause (iv) above; (viii) choate Liens of any of the types described in clause (v) above that have been bonded for the full amount in dispute or as to which other satisfactory security arrangements shall have been made and which arise out of judgments or awards and with respect to which (A) an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves shall have been provided as required by generally accepted accounting practice and (B) there shall have been secured a stay of execution pending such appeal or proceeding for review, so long as such proceedings shall not violate clause (x), (y) or (z) of clause (iv) above; (ix) the rights and interests of the Lessee under the Assignment and Assumption; (x) the rights of the NRC under the License; (xi) the rights of the ANPP Participants (other than (i) the Lessee and (ii) any Person who shall become an ANPP Participant in respect of the undivided Interest and the Real Property Interest) under the ANPP Participation Agreement or any other ANPP Project Agreement; (xii) Liens on the undivided ownership interests in Unit 2 of the ANPP participants and other Persons (other than the Lessee) and (xiii) any Liens arising by virtue of the ANFP participation Agreement.

6091.BURNHAM.1106.47:1

                  Person shall mean any individual, partnership, corporation, trust, unincorporated association or joint venture, a government or any department or agency thereof, or any other entity.

                  PNM shall mean Public Service Company of New Mexico, a New Mexico corporation.

                  Price-Anderson Act shall mean the price-Anderson Act, Pub. L. No. 85-256, 71 Stat. 576 (1957), as amended to the Closing Date.

                  Pricing Assumptions shall mean the pricing assumptions set forth in schedule 2 to the Participation Agreement.

                  Prime Rate shall mean the rate of interest publicly announced from time to time by Chemical Bank at its principal office in New York City as its prime or base lending rate. Any change in the Prime Rate shall be effective on the date such change in the Prime Rate is announced.

                  Project Insurance shall have the meaning assigned thereto in the ANPP Participation Agreement.

                  Project Manager shall have the meaning assigned thereto in the ANPP Participation Agreement.

                  Purchase Documents shall mean the Bill of Sale, the Deed and the Assignment of Beneficial Interest and such other documents as the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Participant or their respective counsel shall deem desirable to convey good and marketable title to the Undivided Interest and the Real Property Interest to the Trust.

                  Purchase Price shall have the meaning set forth in Section 4(a) of the Participation Agreement.

                  PVNGS shall mean the Arizona Nuclear Power Project, as that term is defined in the ANPP Participation Agreement.







                                      -33-
6091.BURNHAM. 1106.55:1

                  PVNGS Site shall mean the beneficial interest in the Arizona land trust and the real property described in Exhibit A to the Bill of Sale.

                  Real  Estate  Investment  shall have the  meaning set forth in
Section 3(a) of the Participation Agreement.

                  Real Property rnterest shall mean the right, title and interest of the Owner Trustee acquired pursuant to the Deed and the Assignment of Beneficial rnterest.

                  Reasonable Basis for a pcsition shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association.

                  Refunding Bonds shall mean Funding Corp's Lease Obligation Bonds series 19865, issued, authenticated and delivered under the Collateral Trust rndenture, as supplemented by the Refunding Supplemental Indenture, as described in the Underwriting Agreement.

                  Refunding Date shall mean the date of issuance of the Refunding Bonds.

                  Refunding Loan shall have the meaning set forth in Section 2(d) of the Participation Agreement.

                  Refunding Supplemental Indenture shall mean the Refunding Sand Supplemental Indenture, among PNM, Funding Corp and the Collateral Trust Trustee, supplementing the Collateral Trust Indenture and providing, among other things, for the issuance of the Refunding Bonds.

                  Registration Statement shall mean the registration statement on Form S-fl, as amended, and any other similar registration statement, including all exhibits and all documents incorporated therein by reference, filed with the SEC under the Securities Act in connection with the offer, issue and sale of the Refunding Bonds.





                                      -34-

6091.BURNHAM.llO6.55:1

                  Regulations shall mean the income tax regulations issued, published or promulgated under the Code.

                  Releveraging Amount shall (i) mean the mitial principal amount of each series of Releveraging Bonds, but only in an amount equal to the amount of the related Note or Notes issued in connection with such Bonds, or (ii) the initial principal amount of the Refunding Bonds to the extent such amount is in excess of the Initial Series Bands being refunded, but only in an amount equal to the amount that the related Fixed Rate Note or Notes exceed the aggregate amount of the Initial Series Note and any Releveraging Notes theretofore issued.

                  Releveraging Bonds shall mean a series of securities issued, authenticated and delivered under the Collateral Trust Indenture in accordance with Section 2.03 thereof, part of the proceeds of which is used to refund to the Owner Participant a portion of its Investment as provided in Section 3(b) of the Participation Agreement.

                  Releveraging Date shall mean the date of issuance of the Releveraging Bonds.

                  Releveraging roan shall have the meaning specified in Section 2(c) of the Participation Agreement.

                  Releveraging Note shall mean the non-recourse promissory note, substantially in the form of the Initial Series Note or, if the Refunding Date shall have occurred, the Fixed Rate Note, to be issued by the Owner Trustee and authenticated by the Indenture Trustee on the Releveraging Date to refund to the owner Trustee a portion of the Investment.

                  Renewal Term shall mean the Fixed Rate Renewal Term as provided in Section 12 of the Facility Lease. Rent. Rent shall mean Basic Rent and Supplemental.
                                      -35-

6091.BURNHAM.1106.47:1

                  Rent Differential shall have the meaning set forth in Section 3(h) of the Facility Lease.

                  Requisition of Title shall mean any circumstance or event in consequence of which Unit 2 or the Undivided Interest shall be condemned or seized or title thereto shall be requisitioned or taken by any Governmental Authority under power of eminent domain or otherwise and all administrative or judicial appeals opposing such condemnation, seizure or taking shall have been exhausted or the period for such appeal shall have expired.

                  Requisition of Urn shall mean any circumstance or event in consequence of which the use of Unit 2 or the Undivided Interest shall be requisitioned or taken by any Governmental Authority under power of eminent domain or otherwise, other than a Requisition of Title.

                  Responsible officer shall mean, with respect to the subject matter of any covenant, agreement or obligation of any party contained in any Transaction Document, the President, or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or other officer who in the normal performance of his operational responsibility would have knowledge of such matter and the requirements with respect thereto.

                Retained Assets shall mean (i) the Lessee's interest in PVNGS (other than the Undivided Interest, the related Generation Entitlement Share, and the Real Property Interest), (ii) Severable Capital Improvements title to the undivided interest in which is retained by the Lessee in accordance with
Section 8(e) of the Facility Lease, and (iii) any additional interest in and to PVNGS (other than the Undivided Interest, the related Generation Entitlement Share and the Real Property Interest) to which the Lessee becomes entitled in consequence of Sections 16.2 or 23.5 of the ANPP Participation Agreement (except as otherwise provided in Section 5(a) or 19 of the Facility Lease).

                  Sale Proceeds shall mean, with respect to any sale of the Undivided Interest and the Real Property Interest by the Lessor to any Person other than the Lessee, the gross proceeds of such sale payable in cash, less all costs and expenses whatsoever incurred by the Lessor and the Owner participant in connection therewith.

6091.BURNHAM.1106.47:1

                  Salt  River  shall  mean  Salt  River   Project   Agricultural
Improvement and power District, an Arizona agricultural improvement district.

                  SCPPA shall mean southern California public power Authority, a California joint powers agency (doing business in Arizona as southern California public power Authority Association).

                  SEC shall mean the securities and Exchange commission of the United States of America, or any successor agency.

                  Section 6(c) Application shall mean Funding Corp's Application for an Order under Section 6(c) of the Investment company Act of 1940 exempting First PV Funding Corporation from all provisions of such Act, as filed with the SEC on September 20, 1985, as amended.

                  Secured  obligations  shall  have  the  meaning  set  forth in section 7(b)(4) of the participation Agreement.

                  Securities Act shall mean the securities Act of 1933, as amended.

                  Securities Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

                  Severable, when used with respect to any capital improvements shall mean any capital improvement which can readily be removed from Unit 2 or the Common Facilities without materially damaging unit 2 or the Common
Facilities or materially diminishing or impairing the value, utility or condition of Unit 2 or the common Facilities.

                  Source, special Nuclear or Byproduct Material shall have their respective defined meanings as defined in section 11 of the Atomic Energy Act of 1954, as amended to the date hereof and as the meanings of such terms may. be expanded by future amendments thereof.

6091. BURNHAM. 1106.55:1

                  Southern California shall mean Southern California Edison Company, a California corporation.

                  Special Casualty Value as of any date, shall mean (i) during the Basic Lease Term, the percentage of Facility Cost set forth opposite such date in Schedule 2 to the Facility Lease, and (ii) during the Renewal Term, if any, the unamortized portion of the Fair Market Sales Value of the Undivided Interest determined by amortizing ratably the Fair Market Sales Value of the Undivided Interest as of the day following the last day of the Basic Lease Term in semi-annual steps over the period from such date to the License Expiration Date. Anything contained in the Facility Lease to the contrary notwithstanding, Special Casualty Value shall be, when added to all other amounts which the Lessee is required to pay under Section 9(d) of the Facility Lease (taking into. account any assumption of Notes by the Lessee), under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any date of payment, the aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.

                  Supplemental   Financing   shall  mean  a  financing   of  the
Supplemental Financing Amount of Capital Improvements made pursuant to Section 8(f) of the Facility Lease.

                  Special  Purchase  Event shall have the meaning  specified  in section 13(c) of the Facility Lease.

                  Substituted Lessee shall have the meaning specified in Section 6.8(c) of the Indenture.

                  Supplemental Financing Amount shall mean a Unit 2 Interest in the cost of a Capital Improvement to Unit 2, and a Common Facilities Interest in the cost of a Capital Improvement to the Common Facilities, or that portion of such interest in such cost which shall not exceed (i) the amount of the increase, if any, in the Owner Participant's basis in the Undivided Interest for purposes of section 1012 or 1016 of the Code as a result of such Capital Improvement less (ii) the amount of the related Additional Equity Investment of the Lessor, if.
any.

6091.BURNHAM.1l06.55:l

                  Supplemental Indenture of Pledge shall have the meaning specified in the Term Note Supplemental Indenture.

                  Supplemental Rent shall have the meaning set forth in section 3(b) of the Facility Lease.

                  Surviving Leessee shall have the meaning specified in Section 10(b) (3) (ii) of the Participation Agreement.

                  Tax shall mean any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, net income, franchise, value added, ad valorem, gross income, gross receipts, sales, use, property (personal or real, tangible or intangible) excise and stamp taxes), levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, together with any and all penalties, tines, additions to tax and interest thereon.

                  Tax  Assumptions  shall  mean  the  assumptions  set  forth in
Section 1(a) of the Tax Indemnification Agreement, with respect to the Federal income tax consequences of the transactions contemplated by the Transaction Documents.

                  Tax    Indemnification    Agreement   shall   mean   the   Tax
Indemnification Agreement, dated as of August 12, 1986, between PNM and the Owner Participant.

                  Term Loan Agreemant shall mean the Term Loan Agreement dated as of August 12, 1986 among Funding Corp, PNM and the banks named on the signature pages thereto.

                  Term Note Supplemental Indentre shall mean the Series 19868 Term Note Supplemental Indenture dated as of August 12, 1986 among PNM, Funding Corp and the Collateral Trust Trustee, supplementing the Collateral Trust Indenture and providing, among other things, for the issuance of the Initial series Bonds.

6091. BURNHAM. 1106.55:1

                  Termination Date shall have the meaning set forth in Section 14(a) of the Facility Lease.

                  Termination Event shall mean any early termination of the Facility Lease in accordance with Section 14 thereof.

                  Termination Notice shall have the meaning set forth in Section 14(a) of the Facility Lease.

                  Termination  obligation  shall have the  meaning  set forth in
Section 15.10.2 of the ANPP Participation Agreement (or any comparable successor provision).

                  Termination Value, as of any Basic Rent Payment Date during the Basic Lease Term, shall mean the percentage of Facility Cost set forth.opposite such date in schedule 3 to the Facility Lease. Anything contained in the Facility Lease to the contrary notwithstanding, Termination Value shall be, when added to all other amounts which the Lessee is required to pay under section 14 of the Facility Lease, under any circumstances and in any event, in an amount at least sufficient to pay in full as of any Basic Rent Payment Date the aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.

                  Transaction Documents shall mean the Participation Agreement, the Facility Lease, the Trust Agreement, the Indenture, the Extension Letter, the Tax Indemnification Agreement, the Mortgage Release, the Assignment and Assumption, each Purchase Document and the Notes.

                  Transaction  Expenses  shall  have the  meaning  set  forth in
Section 14(a) of the Participation Agreement.

                  Transfer shall mean the transfer, by bill of sale or otherwise, by the Lessor of all the Lessor's right, title and interest in and to the Undivided Interest and the Real Property Interest and under the Assignment and Assumption on an "as is, where is" basis, free and clear of all Lessor's Liens and Owner Participant's Liens, but otherwise without recourse, representation or warranty (including an express disclaimer of representations

6091.BURNHAM.1106.47:1
and warranties in a manner comparable to that set forth in the second sentence of Section 6(b) of the Facility Lease), together with the due assumption by the transferee of, and the due release of the Lessor from, all of the Lessor's obligations under the Assignment and Assumption and the Assignment of Beneficial Interest by an instrument or instruments satisfactory in form and substance to the Lessor and the Owner Participant.

                  Transferee shall have the meaning assigned thereto in Section 15 of the Participation Agreement.

                  Trust shall mean the trust created by the Trust Agreement.

                  Trust Agrement shall mean the Trust Agreement, dated as of August 12, 1986, between Burnham Leasing Corporation and FNB.

                  Trust Estate shall have the meaning set forth in Section 2.03 of the Trust Agreement.

                  Trust Indenture Act shall mean the Trust Indenture Act of 1939, as amended.

                  Trustee's Expenses shall mean any and all liabilities, obligations, casts, compensation, fees, expenses and disbursements (including, without limitation, legal fees and expenses) of any kind and nature whatsoever (other than such amounts as are included in Transaction Expenses) which may be imposed on, incurred by or asserted against the Indenture Trustee or any of its agents, servants or personal representatives, in any way relating to or arising out of the Indenture, the Lease Indenture Estate, the Participation Agreement or the Facility Lease, or any document contemplated thereby, or the performance or enforcement of any of the terms thereof, or in any way relating to or arising out of the administration of such Lease Indenture Estate or the action or inaction of the Indenture Trustee under the Indenture; provided, however, that such amounts shall not include any Taxes or any amount expressly excluded from the Lessee's indemnity obligations pursuant to Section 13(a) or 13(b) of the Participation Agreement.

6091.BURNHAM.1l06.55:l

                  UCC  or  Uniform   commercial  Code  shall  mean  the  Uniform
Commercial Code as in effect in any applicable jurisdiction.

                  Underwriting Agreement shall mean the agreement with the underwriters named therein relating to the purchase, sale and delivery of the Refunding Bonds.

                  Undivided Interest shall mean the Unit 2 Interest in Unit 2 and the Unit 2 Common Facilities Interest in the Cannon Facilities. Where the context so requires, the Undivided Interest includes the related Generation Entitlement Share.

                  Undivided Interest Indenture Supplment shall mean the supplement to the Indenture, substantially in the form of Exhibit C thereto, pursuant to which the Owner Trustee causes the Undivided Interest and the Real Property Interest to be subjected to the Lien of the Indenture.

                  Uniform System of Accounts shall mean the Uniform System of Accounts prescribed for Public Utilities and Licensees subject to the provisions ot the Federal Power Act (Class A and Class B), 18 CER 101, as in effect on the date of execution of the Participation Agreement, as amended or modified from time to time after such date.

                  Unit 1 and Unit 3 shall mean the Generating Units bearing such designations at PVNGS.

                  Unit 2 shall mean the 1,270 megawatt unit, commonly known as Unit 2, at PVNGS, all as more fully described in Item A of Exhibit B to the Bill of sale, together with all Capital Improvements thereto, but excluding all Common Facilities.

                  Unit 2 Common Facilities Interest shall mean the Owner Trustee's 0.7555556% undivided interest in all Common Facilities.

                  Unit 2 Interest shall mean a percentage equal to the Owner Trustee's 2.2666667% undivided interest in all of Unit 2.

6091. BURNMAM. 1106.55:1

                  Unit 2 Retained Assets shall mean (i) all resident fuel assemblies, equipment and personal property constituting part of the Generating Unit (as defined in the ANPP Participation Agreement) designated as Palo Verde Nuclear Generating Station Unit 2 (other than common facilities) but excluded from Unit 2 as set forth in Stem A of Exhibit B to the Bill of Sale and (ii) all equipment and personal and real property constituting PVNOS common facilities under the ANPP Participatipn Agreement but excluded from the Common Facilities as set forth in Stem B of Exhibit a to the Bill of Sale.

                  User shall mean a Person unrelated to PNM (within the meaning of Section 318 of the Code) possessing the Undivided Snterest after the Lease Termination Date.

                  Weighted Factor means the weighted average of the annual percentage rates (averaged over the Basic Lease Term and (x) if the Pricing Assumptions contemplate the Lessor claiming investment tax credits, the basic term of all other leases so contemplating (the SIC Leases) entered into by PNM pursuant to the authority granted by the NMPSC Order or (y) if the Pricing Assumptions do not contemplate the Lessor claiming investment tax credits, the basic term of all other leases not so contemplating (the Non-ITC Leases) entered into by PUn pursuant to the authority granted by the NMPSC Order) Ci) as such percentage rates may be adjusted from time to time pursuant to the terms of the Facility Lease and the rrc Leases or the Non-STC Leases, as the case may be, but excluding any such adjustments in connection with supplemental financing of capital improvements, and (ii) adjusted to reflect the amortization over the Basic Lease Term and the basic term of the rrc Leases or the Non-ITC Leases, as the case may be, of any gain or loss to the Lessee from any hedging or interest protection program implemented by the Lessee with respect to the Notes and with respect to the comparable notes to be issued with respect to the ITC Leases or the Non-ITC Leases, as the case may be, which, when multiplied by the aggregate of the Purchase Price and the comparable purchase prices payable by the lessors under the ITC Leases or the Non-ITC Leases, as the case may be, determines, respectively, the amount of Basic Rent payable under the Facility Lease and the comparable basic rent payable under the ITC Leases or the Non-ITC Leases, as the case may be.

6091.BURNHAM.1106.47:1

When Recorded, Return to:       Greg R. Nielsen
                                Snell & Wilmer
                                3100 Valley Bank Center
                                Phoenix, Arizona 85073


        CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 1 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST' INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OR RENTS DATED AS OF AUGUST 12, 1986, AS AMENDED. THIS AMENDMENT NO.1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(f) OF THIS AMENDMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO.1
                          Dated as of November 18, 1986
                                       to

                                 FACILITY LEASE
                           Dated as of August 12, 1986
                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                         of August 12, 1986 with Burnham
                               Leasing Corporation

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

              Original Facility Lease Recorded on August 18, 1986,
                 as Instrument No. 86-439392 in Maricopa County
                               Recorder's Office.

================================================================================

6O91.BURNHAM.DEBT.146:1

                  AMENDMENT NO. 1, dated as of November 18, 1986  (Amendment No.
1), to the Facility Lease dated as of August 12, 1986 between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of August 12, 1986, with Burnham Leasing Corporation, a New York corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                                   WITNESSETH:

                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of August 12, 1986 (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event, among other things, of the refunding (by issuance of the Fixed Rate Notes) of the Initial Series Note;

                  WHEREAS, the Fixed Rate Notes are being issued pursuant to Supplemental Indenture No. 1, dated as of November 18, 1986, to the Indenture;

                  WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event of a Change in Tax Law; and

                  WHEREAS, a Change in Tax Law has occurred;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.



6091.BURNHAM.DEBT.146:l

                  SECTION 2. Amendments.

                  (a) Section 3(a)(i) of the Facility Lease is amended to read in its entirety as follows:

        "(i) on January 15, 1987, an amount equal to .024553111% of Facility Cost times the actual number of days from and including August 18, 1986 to, but excluding, January 15, 1987, plus or minus the Rent Differential, if any, referred to in Section 3(h);"

                  (b) (1) Section 3(a)(ii) of the Facility Lease is amended to read in its entirety as follows:

        "(ii) on July 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 2016, an amount equal to 4.4195600% of Facility Cost;".

                  (2)  Section   3(a)  (iii)  is  amended  to  delete  from  the
parenthetical contained therein the phrase "and any increases and decreases pursuant to Section 3(h)".

                  (c) Section 3 (e) (iii) of the Facility Lease is hereby amended to replace "0.8% of Facility Cost" with "1.3% of Facility Cost". Section 3(e) (iv) is hereby amended to insert (x) "(other than a change in items 4, 9 (as to the basis for amortization of Transaction Expenses), 15, 17 and 19, but without limiting the effect of Section 3(d) hereof)" immediately following the word "change" and (y) the word "Current" before the phrase "Pricing Assumptions." Section 3(e) of the Facility Lease is hereby further amended to insert at the end thereof the following new sentence: "Current Pricing Assumptions shall mean the assumptions attached to the letter from the Lessee to the Owner Participant dated November 25, 1986, as such letter may be replaced from time to time with the written consent of the Owner Participant."

                  (d) Schedule 1 to the Facility Lease (Schedule of Casualty Values) is hereby replaced with Schedule 1 hereto.

                  (e) Schedule 2 to the Facility Lease (Schedule of Special Casualty Values) is hereby replaced with Schedule 2 hereto.



                                       -2-

6091.BURNHAM.DEBT.146:l

                  (f) Schedule 3 to the Facility Lease (Schedule of Termination Values) is hereby replaced with Schedule 3 hereto.

                  (g) Section 3(h) of the Facility Lease is hereby amended to read in its entirety as follows:


        "(h) Rent Differential. The installment of Basic Rent due January 15, 1987 shall be increased or decreased, as the case may be, by the Rent
        Differential. For purposes hereof, Rent Differential shall mean the difference between (i) the aggregate amount of interest paid or payable on the Initial Series Notes on or before November 25, 1986 and (ii) the aggregate amount of interest that would have been paid on such Initial Series Notes if such Notes had at all times from the date of issuance thereof to November 25, 1986 borne interest at a rate equal to 7.54978% per annum (computed on the basis of a 360-day year of twelve 30-day months). If (A) the amount determined in accordance with clause (i) of the immediately preceding sentence shall be greater than the amount determined in accordance with clause (ii) of such sentence, the amount of Basic Rent due on January 15, 1987 shall be increased by the Rent Differential, and (B) the amount determined in accordance with such clause (ii) shall exceed the amount determined in accordance with such clause (i), the amount of Basic Rent due on January 15, 1987 shall be decreased by the Rent Differential."

                  (h) (1) The second sentence of Section 9(d) is hereby amended to read in its entirety as follows:

                  "On the fifteenth day of the month during which a Deemed Loss Event shall have occurred (or, if such Deemed Loss Event shall occur after the fifteenth day of such month, the fifteenth day of the next following month), the Lessee shall pay to the Lessor an amount equal to the excess of (i) Special Casualty Value determined as of the date such payment is due over (ii) the principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such day."







                                       -3-
6091.BURNHAM.DEBT.146:l




        (2) The following new sentence is hereby inserted immediately following the second sentence of Section 9(d), as amended by the preceding paragraph (1):

        "If such fifteenth day is a Basic Rent Payment Date, the portion of such amount equal to Basic Rent otherwise due on such date shall be deemed to be an installment of Basic Rent for all purposes hereof and of Sections 5.1 and 5.2 of the Indenture."

         SECTION 3. Miscellaneous.

         (a) Partial Prepayment of Rent. In accordance with the last sentence of
Section 3(a) of the Facility Lease, the Lessee shall pay an amount equal to $1,512,636.49 on November 25, 1986, such amount (i) being equal to the interest payment due on the Initial Series note on such date and (ii) to be credited against Basic Rent due on January 15, 1987.

         (b) Effective Date of Amendments. The amendments set forth in Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

         (c) Counterpart Execution. This Amendment No. 1 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

         (d) Governing Law. This Amendment No. 1 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto,

         (e) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Assistant Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.


                                       -4-
609l.BURNHAM.DEBT.146:l

         (f) Amendment No. 1. The single executed original of this Amendment No. 1 marked "THIS COUNTERPART IS. THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 1. To the extent that this Amendment No. 1 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 1 may be created or continued through the transfer or possession of any counterpart other than the "Original".


























                                       -5-
6091.BURNHAM.DEBT. 146:1

                IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.

                                      THE FIRST  NATIONAL  BANK OF BOSTON,
                                        not in its individual  capacity,
                                        but  solely  as  Owner   Trustee
                                        under a Trust  Agreement,  dated
                                        as  of  August  12,  1986,  with
                                        Burnham Leasing Corporation

                                       By
                                          --------------------------------
                                            Assistant Vice President

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO,


                                       By /s/ B. D. Lackey
                                          --------------------------------
                                            Vice President and Corporate
                                                    Controller






























                                       -6-
6091.BURNHAM.DEBT.146:l

State of New York     )
                      )  ss:
County of New York    )


                The foregoing instrument was acknowledged before me this 24th day of November, 1986, by B.D. LACKEY, Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.


                                                /s/ Delia T. Santiago
                                                --------------------------
                                                      Notary Public


                                                   Delia T. Santiago
                                            Notary Public, State of New York
                                                     No. 41-345160
                                              Qualified in Queens County
                                            Commission Expires March 30, 1987


State of New York     )
                      )  ss:
County at New York    )


                  The foregoing instrument was acknowledged before me this 24th day of November, 1986, by Martin P. Henry, Assistant Vice President at THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of August 12, 1986 with Burnham Leasing Corporation.


                                                /s/ David A. Spivak
                                                --------------------------
                                                      Notary Public


                                                     David A. Spivak
                                            Notary Public, State of New York
                                                      No. 31-4693463
                                               Qualified in New York County
                                            Commission Expires March 30, 1987






                                       -7-

6091.BURNHAM.DEBT.146:l

                                                                      SCHEDULE 1
                                                                              to
                                                                 AMENDMENT NO. 1

                           SCHEDULE OF CASUALTY VALUES

 Payment        Percentage of             Payment              Percentage of
  Date          Facility Cost               Date               Facility Cost
 -------        -------------             -------              -------------

1/15/1987        104.0505748              1/15/2005             69.0763910
7/15/1987        105.8018101              7/15/2005             67.3933069
1/15/1988        105.1525583              1/15/2006             64.7514850
7/15/1988        104.5152596              7/15/2006             62.6287747
1/15/1989        105.4381490              1/15/2007             60.4185648
7/15/1989        104.4749057              7/15/2007             58.1488078
1/15/1990        105.0854100              1/15/2008             55.7958028
7/15/1990        103.7620773              7/15/2008             53.3846790
1/15/1991        104.0421878              1/15/2009             51.0230738
7/15/1991        102.4512318              7/15/2009             48.7033199
1/15/1992        102.4826532              1/15/2010             46.4482298
7/15/1992        100.6234215              7/15/2010             44.2745691
1/15/1993        100.3856266              1/15/2011             42.2110179
7/15/1993        100.0054158              7/15/2011             40.2799103
1/15/1994        99.4690803               1/15/2012             38.5171132
7/15/1994        98.7690349               7/15/2012             36.9518951
1/15/1995        97.8900254               1/15/2013             33.3071917
7/15/1995        98.6232891               7/15/2013             33.4139011
1/15/1996        98.9722892               1/15/2014             31.2993913
7/15/1996        97.6544891               7/15/2014             28.9352572
1/15/1997        95.9561142               1/15/2015             26.3007332
7/15/1997        94.0536182               7/15/2015             23.3623639
1/15/1998        92.1839260               1/15/2016             20.6281891
7/15/1998        90.3855211
1/15/1999        88.8457839
7/15/1999        87.6920480
1/15/2000        86.0511887
7/15/2000        84.8210534
1/15/2001        83.0720147
7/15/2001        81.7621018
1/15/2002        79.8978801
7/15/2002        78.3031112
1/15/2003        76.5162549
7/15/2003        75.0312334
1/15/2004        72.9138145
7/15/2004        71.3328071

                                                                     SCHEDULE 2
                                                                             to
                                                                AMENDMENT NO. 1

                       SCHEDULE OF SPECIAL CASUALTY VALUES

  Payment              Percentage of            Payment           Percentage of
   Date                Facility Cost              Date            Facility Cost
  -------              -------------            -------           -------------

15 SEP 1986             104.59195              15 SEP 1989           103.39672
15 OCT 1986             105.17691              15 OCT 1989           104.20612
15 NOV 1986             106.23461              15 NOV 1989           105.04647
15 DEC 1986             106.43730              15 DEC 1989           105.89036
15 JAN 1987             106.45542              15 JAN 1990           106.69602
15 FEB 1987             104.51180              15 FEB 1990           103.05927
15 MAR 1987             105.58777              15 MAR 1990           103.88038
15 APR 1987             106.58044              15 APR 1990           104.68615
15 MAY 1987             107.56967              15 MAY 1990           105.46547
15 JUN 1987             108.61131              15 JUN 1990           106.27527
15 JUL 1987             109.58322              15 JUL 1990           107.04630
15 AUG 1987             106.13307              15 AUG 1990           103.39445
15 SEP 1987             105.38861              15 SEP 1990           102.42679
15 OCT 1987             106.32935              15 OCT 1990           103.17890
15 NOV 1987             107.32841              15 NOV 1990           103.96101
15 DEC 1987             108.33354              15 DEC 1990           104.74578
15 JAN 1988             107.06393              15 JAN 1991           105.49135
15 FEB 1988             103.54673              15 FEB 1991           101.84293
15 MAR 1988             104.48928              15 MAR 1991           102.61596
15 APR 1988             105.40607              15 APR 1991           103.37303
15 MAY 1988             106.29643              15 MAY 1991           104.10341
15 JUN 1988             107.22367              15 JUN 1991           104.86331
15 JUL 1988             108.10805              15 JUL 1991           105.58423
15 AUG 1988             104.55589              15 AUG 1991           101.91001
15 SEP 1988             103.70422              15 SEP 1991           100.89844
15 OCT 1988             104.56406              15 OCT 1991           101.60677
15 NOV 1988             105.46229              15 NOV 1991           102.34412
15 DEC 1988             106.36498              15 DEC 1991           103.08359
15 JAN 1989             107.22039              15 JAN 1992           103.78420
15 FEB 1989             103.64084              15 FEB 1992           100.08898
15 MAR 1989             104.52005              15 MAR 1992           100.81485
15 APR 1989             105.38040              15 APR 1992           101.52442
15 MAY 1989             106.21814              15 MAY 1992           102.21227
15 JUN 1989             107.08726              15 JUN 1992           102.92533
15 JUL 1989             107.91856              15 JUL 1992           103.60454
15 AUG 1989             104.30785              15 AUG 1992           99.88324

6091.BURNHAM.DEBT.146:1

                                                                     SCHEDULE 2
                                                                             to
                                                                AMENDMENT NO. 1

                       SCHEDULE OF SPECIAL CASUALTY VALUES

  Payment              Percentage of            Payment           Percentage of
   Date                Facility Cost              Date            Facility Cost
  -------              -------------            -------           -------------

15 SEP 1992              100.58271             15 SEP 1995          96.07057
15 OCT 1992              101.24859             15 OCT 1995          96.62388
15 NOV 1992              101.93917             15 NOV 1995          97.17727
15 DEC 1992              102.63130             15 DEC 1995          97.73075
15 JAN 1993              103.28980             15 JAN 1996          98.28432
15 FEB 1993              99.54696              15 FEB 1996          94.41009
15 MAR 1993              100.22467             15 MAR 1996          94.95505
15 APR 1993              100.88807             15 APR 1996          95.50010
15 MAY 1993              101.52839             15 MAY 1996          96.04524
15 JUN 1993              102.19280             15 JUN 1996          96.59048
15 JUL 1993              102.82365             15 JUL 1996          97.13581
15 AUG 1993              99.05227              15 AUG 1996          93.25294
15 SEP 1993              99.70108              15 SEP 1996          93.78927
15 OCT 1993              100.61661             15 OCT 1996          94.32570
15 NOV 1993              100.95566             15 NOV 1996          94.86223
15 DEC 1993              101.59566             15 DEC 1996          95.39884
15 JAN 1994              102.20232             15 JAN 1997          95.93556
15 FEB 1994              98.40583              15 FEB 1997          92.04367
15 MAR 1994              99.02924              15 MAR 1997          92.57099
15 APR 1994              99.63812              15 APR 1997          93.09841
15 MAY 1994              100.22395             15 MAY 1997          93.62592
15 JUN 1994              100.83260             15 JUN 1997          94.15354
15 JUL 1994              101.40799             15 JUL 1997          94.68125
15 AUG 1994              97.57920              15 AUG 1997          90.77860
15 SEP 1994              98.16994              15 SEP 1997          91.29515
15 OCT 1994              98.72770              15 OCT 1997          91.81180
15 NOV 1994              99.30764              15 NOV 1997          92.32856
15 DEC 1994              99.8784               15 DEC 1997          92.84542
15 JAN 1995              100.43497             15 JAN 1998          93.36238
15 FEB 1995              96.57690              15 FEB 1998          89.44841
15 MAR 1995              97.13802              15 MAR 1998          89.95364
15 APR 1995              97.69922              15 APR 1998          90.45898
15 MAY 1995              98.26050              15 MAY 1998          90.96443
15 JUN 1995              98.82187              15 JUN 1998          91.97065
15 JUL 1995              99.32333              15 JUL 1998          91.97065
15 AUG 1995              95.51766              15 AUG 1998          88.05147
                                               15 SEP 1998          88.54650

6091.BURNHAM.DEBT.146:1

                                                                     SCHEDULE 2
                                                                             to
                                                                AMENDMENT NO. 1

                           SCHEDULE OF CASUALTY VALUES

  Payment              Percentage of            Payment           Percentage of
   Date                Facility Cost              Date            Facility Cost
  -------              -------------            -------           -------------


15 OCT 1998             89.04164             15 OCT 2001             79.51497
15 NOV 1998             89.53689             15 NOV 2001             79.95860
15 DEC 1998             90.03225             15 DEC 2001             80.40237
15 JAN 1999             90.54443             15 JAN 2002             80.86667
15 FEB 1999             86.59955             15 FEB 2002             76.86359
15 MAR 1999             87.08502             15 MAR 2002             77.29734
15 APR 1999             87.57060             15 APR 2002             77.72925
15 MAY 1999             88.07359             15 MAY 2002             78.18240
15 JUN 1999             88.56545             15 JUN 2002             78.62197
15 JUL 1999             89.07486             15 JUL 2002             79.08297
15 AUG 1999             85.11106             15 AUG 2002             75.05889
15 SEP 1999             85.58995             15 SEP 2002             75.48268
15 OCT 1999             86.06895             15 OCT 2002             75.90663
15 NOV 1999             86.54808             15 NOV 2002             76.33074
15 DEC 1999             87.02733             15 DEC 2002             76.75500
15 JAN 2000             87.52455             15 JAN 2003             77.20119
15 FEB 2000             83.56212             15 FEB 2003             73.47885
15 MAR 2000             84.03082             15 MAR 2003             73.59029
15 APR 2000             84.49964             15 APR 2003             74.00189
15 MAY 2000             84.98907             15 MAY 2003             74.43620
15 JUN 2000             85.46259             15 JUN 2003             74.85099
15 JUL 2000             85.95688             15 JUL 2003             75.29869
15 AUG 2000             81.97426             15 AUG 2003             71.25179
15 SEP 2000             82.43595             15 SEP 2003             71.6575
15 OCT 2000             82.89776             15 OCT 2003             72.05788
15 NOV 2000             83.35970             15 NOV 2003             72.46117
15 DEC 2000             83.82178             15 DEC 2003             72.86463
15 JAN 2001             84.30306             15 JAN 2004             73.29153
15 FEB 2001             80.3292              15 FEB 2004             69.24602
15 MAR 2001             80.77274             15 MAR 2004             69.63631
15 APR 2001             81.22369             15 APR 2004             70.02626
15 MAY 2001             81.69453             15 MAY 2004             70.44049
15 JUN 2001             82.15265             15 JUN 2004             70.83920
15 JUL 2001             82.63083             15 JUL 2004             71.26239
15 AUG 2001             78.62814             15 AUG 2004             67.19117
15 SEP 2001             79.07148             15 SEP 2004             67.57192

6091.BURNHAM.DEBT.146:1

                                                                     SCHEDULE 2
                                                                             to
                                                                AMENDMENT NO. 1

                           SCHEDULE OF CASUALTY VALUES

  Payment              Percentage of            Payment           Percentage of
   Date                Facility Cost              Date            Facility Cost
  -------              -------------            -------           -------------

15 OCT 2004             67.95285               15 OCT 2007          53.98194
15 NOV 2004             68.53396               15 NOV 2007          54.29457
15 DEC 2004             68.71525               15 DEC 2007          54.60760
15 JAN 2005             69.12158               15 JAN 2008          54.95157
15 FEB 2005             65.05242               15 FEB 2008          50.77987
15 MAR 2005             65.41912               15 MAR 2008          51.06719
15 APR 2005             65.78600               15 APR 2008          51.36810
15 MAY 2005             66.17882               15 MAY 2008          51.69209
15 JUN 2005             66.55506               15 JUN 2008          51.99590
15 JUL 2005             66.93746               15 JUL 2008          52.53180
15 AUG 2005             62.86032               15 AUG 2008          48.20391
15 SEP 2005             63.21740               15 SEP 2008          48.49580
15 OCT 2005             63.57466               15 OCT 2008          48.82139
15 NOV 2005             63.93213               15 NOV 2008          49.12621
15 DEC 2005             64.78979               15 DEC 2008          49.43193
15 JAN 2006             64.57421               15 JAN 2009          49.77180
15 FEB 2006             60.57791               15 FEB 2009          45.64596
15 MAR 2006             60.91863               15 MAR 2009          45.91033
15 APR 2006             61.27117               15 APR 2009          46.25020
15 MAY 2006             61.64393               15 MAY 2009          46.58662
15 JUN 2006             61.99900               15 JUN 2009          46.90166
15 JUL 2006             62.38217               15 JUL 2009          47.25303
15 AUG 2006             58.24530               15 AUG 2009          43.13635
15 SEP 2006             58.57439               15 SEP 2009          43.44146
15 OCT 2006             58.93160               15 OCT 2009          43.73421
15 NOV 2006             59.27049               15 NOV 2009          44.10493
15 DEC 2006             59.60975               15 DEC 2009          44.42770
15 JAN 2007             59.97797               15 JAN 2010          44.79614
15 FEB 2007             55.83424               15 FEB 2010          40.68098
15 MAR 2007             56.14877               15 MAR 2010          40.99417
15 APR 2007             56.47601               15 APR 2010          41.32551
15 MAY 2007             56.82482               15 MAY 2010          41.63727
15 JUN 2007             57.15472               15 JUN 2010          42.02655
15 JUL 2007             57.51465               15 JUL 2010          42.40673
15 AUG 2007             83.34818               15 AUG 2010          38.31557
15 SEP 2007             53.64975               15SEP2010            38.64649
                                               15 OCT 2009          39.02069
                                               15 NOV 2009          39.37173
                                               15 DEC 2009          39.72610

6091.BURNHAM.DEBT.146:1

                                                                     SCHEDULE 2
                                                                             to
                                                                AMENDMENT NO. 1

                           SCHEDULE OF CASUALTY VALUES

  Payment              Percentage of            Payment           Percentage of
   Date                Facility Cost              Date            Facility Cost
  -------              -------------            -------           -------------

15 JAN 2011             40.12442               15 OCT 2013          26.39005
15 FEB 2011             36.04908               15 NOV 2013          26.73997
15 MAR 2011             36.39654               15 DEC 2013          27.09489
15 APR 2011             36.76528               15 JAN 2014          27.50297
15 MAY 2011             37.16883               15 FEB 2014          23.14938
15 JUN 2011             37.54874               15 MAR 2014          23.42703
15 JUL 2011             37.97548               15 APR 2014          23.72939
15 AUG 2011             33.92654               15 MAY 2014          24.06982
15 SEP 2011             34.30133               15 JUN 2014          24.38303
15 OCT 2011             34.72530               15 JUL 2014          24.74872
15 NOV 2011             35.12507               15 AUG 2014          20.35295
15 DEC 2011             35.52991               15 SEP 2014          20.59892
15 JAN 2012             35.98474               15 OCT 2014          20.87032
15 FEB 2012             31.96165               15 NOV 2014          21.12698
15 MAR 2012             32.36322               15 DEC 2014          21.32693
15 APR 2012             32.78981               15 JAN 2015          21.69851
15 MAY 2012             33.25636               15 FEB 2015          17.24736
15 JUN 2012             33.69833               15 MAR 2015          17.42486
15 JUL 2012             34.19360               15 APR 2015          17.62597
15 AUG 2012             30.04604               15 MAY 2015          17.86351
15 SEP 2012             30.44516               15 JUN 2015          18.07216
15 OCT 2012             30.89753               15 JUL 2015          13.33161
15 NOV 2012             31.32460               15 AUG 2015          13.82749
15 DEC 2012             31.75991               15 SEP 2015          13.95116
15 JAN 2013             32.24565               15 OCT 2015          14.12428
15 FEB 2013             27.97353               15 NOV 2015          14.26748
15 MAR 2013             28.33295               15 DEC 2015          14.41234
15 APR 2013             28.71865               15 JAN 2016          14.60697
15 MAY 2013             29.14395
15 JUN 2013             29.54340
15 JUL 2013             29.99673
15 AUG 2013             25.68962
15 SEP 2013             26.01349

6091.BURNHAM.DEBT.146:1

                                                                    SCHEDULE 3
                                                                            to
                                                               AMENDMENT NO. 1

                           SCHEDULE OF CASUALTY VALUES

  Payment              Percentage of            Payment           Percentage of
   Date                Facility Cost              Date            Facility Cost
  -------              -------------            -------           -------------

1/15/1987               103.0602435           1/15/2005            64.9164310
7/15/1987               104.7711995           7/15/2005            63.0641505
1/15/1988               102.3213300           1/15/2006            60.2462503
7/15/1988               103.3991088           7/15/2006            57.9403004
1/15/1989               102.5379014           1/15/2007            55.5393979
7/15/1989               103.2661149           7/15/2007            53.0711925
1/15/1990               102.0687545           1/15/2008            50.5116675
7/15/1990               102.4529575           7/15/2008            47.8856240
1/15/1991               100.9211226           1/15/2009            45.3003578
7/15/1991               101.0334556           7/15/2009            42.7478461
1/15/1992               99.2485124            1/15/2010            40.2505313
7/15/1992               99.0879706            7/15/2010            37.8247939
1/15/1993               98.7877249            1/15/2011            35.4989135
7/15/1993               98.3425233            7/15/2011            33.2948070
1/15/1994               97.7385536            1/15/2012            31.2489074
7/15/1994               96.9681431            7/15/2012            29.3870317
1/15/1995               96.0158658            1/15/2013            27.4346454
7/15/1995               96.6729025            7/15/2013            25.221157
1/15/1996               96.9425753            1/15/2014            22.7734275
7/15/1996               95.5422215            7/15/2014            20.0625201
1/15/1997               93.7579350            1/15/2015            17.0671186
7/15/1997               91.7660333            7/15/2015            13.7531940
1/15/1998               89.8052991            1/15/2016            10.6291891
7/15/1998               87.9080679
1/15/1999               86.2675661
7/15/1999               85.0089674
1/15/2000               83.5589801
7/15/2000               81.9152784
1/15/2001               80.0480541
7/15/2001               78.6151489
1/15/2002               76.6229324
7/15/2002               75.0949627
1/15/2003               72.9694881
7/15/2003               71.3402103
1/15/2004               69.0726678
7/15/2004               67.3354309


6091.BURNHAM.DEBT.146:1

When Recorded, Return to:  Greg R. Nielsen
                           Snell & Wilmer
                           3100 Valley Bank Carter
                           Phoenix, Arizona 89073




        CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS FURTHER AMENDED BY THIS AMENDMENT NO. 2 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGMIENT OF RENTS DATED AS OF AUGUST 12, 1986, AS HERETOFORE AMENDED. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO. 2 FOR INF0RMATION CONCERNING THE RIGHTS OF HOLDERS or VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO. 2
                          Dated as of November 25, 1986

                                       to

                                FACILITY LEASE
                          Dated as of August 12, 1986,
                             am heretofore amended,

                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                        of August 12, 1986, with Burnham
                             Leasing Corporation, as

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO, as

                                     Lessee

================================================================================
              Original Facility Lease Recorded on August 18, 1986,
                as Instrument No. 86-439392 and Amendment No.1 to
              the Facility Lease Recorded on November 25, 1986, as
                Instrument No. 86-650751, all in Maricopa county
                               Recorder's office.

================================================================================

                AMENDMENT  N0. 2, dated as of November 25, 1986  (Amendment  No.
2), to the Facility Lease dated as of August 12, 1986, as heretofore amended, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of August 12, 1986, with Burnham Leasing Corporation, a New York Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                                  W I T N E S S E T H:

                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease, dated as of August 12, 1986 (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Leases and the Lessor have heretofore entered into Amendment No.1 to the Facility Lease, dated as of November 18, 1986 (Amendment No. 1), providing for, among other things, certain amendments to section 3(a) of the Facility Lease;

                  WHEREAS, the Lessee and the Lessor desire to make a correction to Amendment No. 1, to correct a mathematical mistake made in the calculation of Basic Rent in connection therewith; and

                WHEREAS, the Indenture Trustee has consented to this Amendment No. 2 pursuant to the Request, Instruction and Consent effective on December 15, 1986;

                NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                SECTION 1. Definitions.

                For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

                SECTION 2. Amendments.

                (a) section 3(a) (i) of the Facility Lease (as amended by Amendment No. 1) is deleted in its entirety.

                (b)(l) section 3(a)(ii) of the Facility Lease, as amended by Amendment No. 1, becomes "Section 3(a)(i)" and is further amended to read in its entirety as follows:

        "(i) on January 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 2016, an amount equal to 4.4195613% of Facility Cost, plus or minus the Rent Differential, if any, referred to in section 3(h) hereof; and".

                (2) section 3(a)(iii) of the Facility Lease becomes section 3(a)
(ii) and the phrase "clause (ii) of this Section 3 (a)" immediately preceding the parenthetical is deleted and replaced by the phrase "clause (i) of this section 3(a)".

                SECTION 3. Miscellaneous.

                (a) Effective  Date of  Amendments.  The amendments set forth in section 2 hereof shall be and became effective upon the execution hereof by the parties hereto.

                (b) Counterpart Execution. This Amendment No. 2 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

                (c) Governing Law. This Amendment No. 2 has been negotiated and delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the state of Arizona such law is mandatorily applicable hereto.

                (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York Corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Assistant Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                (e) Amendment No. 2. The single executed original of this Amendment No. 2 marked "THIS COUTTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. To the extent that this Amendment No. 2 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart other than the "Original".

                IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Facility tease to be duly executed in New York, New York by an officer thereunto duly authorized.

                                         THE FIRST  NATIONAL  BANK  OF  BOSTON,
                                              not  in its  individual  capacity,
                                              but solely as Owner  Trustee under
                                              a  Trust  Agreement,  dated  as of
                                              August  12,  1986,   with  Burnham
                                              Leasing Corporation

                                          By  /s/ Martin P. Henry
                                              ------------------------------
                                                 Assistant Vice President



                                          PUBLIC SERVICE COMPANY OF NEW MEXICO,


                                          By   /s/ A. J. Robison
                                               -----------------------------
                                                Senior Vice President and
                                                 Chief Financial officer






















6091.BURNHAM.DEBT.146A:

State of New York    )
                     )  ss:
County of New York   )


                The foregoing instrument was acknowledged before me this 15th day of December, 1986, by A. J. ROBISON, Senior vice President and Chief Financial Officer of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico Corporation, on behalf of the corporation.


                                                   ----------------------------
                                                     /s/ Delia T. Santiago

                                                       Notary Public
                                                     DELIA T. SANTIAGO
                                              Notary Public State of New York
                                                        No 41-3451160
                                                Qualified In Queens County
                                             Commission Expires March 30, 1987




State of New York    )
                     ) ss:
County of New York   )


                The foregoing instrument was acknowledged before me this 15th day of December, 1986, by Martin P. Henry, Assistant vice President of THE FIRST NATIONAL BANK of BOSTON, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of August 12, 1985, with Burnham Leasing Corporation.




                                                       /s/ David A. Spivak
                                                    -------------------------
                                                          Notary Public

                                                       DAVID A. SPIVAK
                                             Notary Public, State of New York
                                                       No. 31-4693468
                                                Qualified in New York County
                                             Commission Expires March 30, 1987